Exhibit 10.1
STOCK PURCHASE AGREEMENT
AMONG
IVANHOE ENERGY HOLDINGS INC.,
AS SELLER,
IVANHOE ENERGY INC.,
AS SELLER PARENT,
SENECA SOUTH MIDWAY LLC,
AS PURCHASER
AND

SENECA RESOURCES CORPORATION,
AS PURCHASER PARENT

(i)

(ii)

(iii)

APPENDIX I — CERTAIN DEFINITIONS
EXHIBITS AND SCHEDULES

Exhibit A — Subject Interests (Listing of Leases)
Exhibit B — Wells and Interests
Exhibit C — Allocated Values
Exhibit D — Form of Escrow Agreement

Schedule 1.02 — Excluded Assets
Schedule 5.03 — Capitalization
Schedule 5.04 — Preferential Rights to Purchase
Schedule 5.07(a) — Undisclosed Liabilities — General
Schedule 5.07(b) — Undisclosed Liabilities — Indebtedness
Schedule 5.09 — Legal Proceedings
Schedule 5.12 — Tax Matters
Schedule 5.13 — Material Contracts
Schedule 5.15(a) — Employees
Schedule 5.15(c) — Benefit Plans
Schedule 5.19 — Insurance
Schedule 7.08 — Employee Matters
Schedule 10.02(a)(i) — Certain Purchase Price Adjustments
Schedule 11.02 — Gas Imbalances

(iv)

PURCHASE AND SALE AGREEMENT
This Stock Purchase Agreement (this “Agreement”) is made and entered into this 16th day of June, 2009, by and between Ivanhoe Energy Holdings Inc., a Nevada corporation (the “Seller”), Ivanhoe Energy Inc., a company organized under the laws of Yukon, Canada (the “Seller Parent”), Seneca South Midway LLC, a Delaware limited liability company (the “Purchaser”) and Seneca Resources Corporation, a Pennsylvania corporation (the “Purchaser Parent”). Purchaser, Purchaser Parent, Seller and Seller Parent are collectively referred to herein as the “Parties”, and are sometimes referred to individually as a “Party.”
RECITALS:
A. Seller owns all of the issued and outstanding shares of capital stock of Ivanhoe Energy (USA) Inc., a Nevada corporation (the “Company”).
B. Seller Parent owns all of the issued and outstanding shares of capital stock of Seller.
C. Purchaser Parent owns all of the issued and outstanding membership interests of Purchaser.
D. Purchaser desires to buy and Seller desires to sell all of the issued and outstanding capital stock of the Company, including without limitation any shares which may be subsequently issued as contemplated by Section 5.18(a) (collectively, the “Purchased Shares”) upon the terms and subject to the conditions set forth in this Agreement.
E. Purchaser and Seller desire to make certain representations, warranties, covenants and agreements in connection with such purchase and sale of stock provided for in this Agreement and also to prescribe various conditions to such purchase and sale of stock.
F. Certain capitalized terms not otherwise defined shall have the meaning set forth in Appendix I to this Agreement, which is incorporated and made a part of this Agreement.
IN CONSIDERATION of the recitals and the mutual covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Article I
Agreement to Sell and Purchase
Section 1.01 Agreement to Sell and Purchase. Subject to and in accordance with the terms and conditions of this Agreement, at the Closing, Seller shall sell, transfer, convey, assign, and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all of the Purchased Shares upon the terms and subject to the conditions set forth in this Agreement, free and clear of all Liens other than restrictions arising under the Securities Act and other applicable securities laws.

Section 1.02 Excluded Assets. Notwithstanding anything in this Agreement to the contrary, it is the intent of the Parties that the Assets of the Company shall not include certain furniture and office equipment, cash and other assets described on Schedule 1.02 (collectively, the “Excluded Assets”), which Excluded Assets will be distributed, transferred or otherwise conveyed to the Seller or its designated Affiliate prior to Closing.
Article II
Purchase Price
Section 2.01 Purchase Price. The total consideration for the purchase, sale and conveyance of the Purchased Shares to Purchaser is Purchaser’s payment to Seller of the sum of THIRTY NINE MILLION TWO HUNDRED THOUSAND DOLLARS (US$39,200,000.00) (the “Purchase Price”), as adjusted in accordance with the provisions of this Agreement. The adjusted Purchase Price, less the Escrow Fund, shall be paid to Seller (or its designee) at Closing by wire transfer of immediately available funds to an account designated in writing by Seller.
Section 2.02 Escrow Fund. Concurrently with the execution of this Agreement by the Parties, Purchaser shall deliver or cause to be delivered to Seller a performance guarantee deposit in the amount of TWO MILLION DOLLARS (US$ 2,000,000.00) (the “Escrow Fund”). The Escrow Fund shall be paid or caused to be paid by Purchaser by wire transfer of immediately available funds to the Escrow Agent (as defined in the Escrow Agreement) and shall be held pursuant to the terms and condition of this Agreement and the Escrow Agreement attached hereto as Exhibit D the (“Escrow Agreement”). Effective upon the Closing, the Escrow Fund shall thereafter be available to satisfy any indemnification obligations of Seller and/or Seller Parent set forth in this Agreement and shall be distributed to Seller or Purchaser, as applicable, in accordance with the provisions of the Escrow Agreement.
Section 2.03 Allocated Values. The Purchase Price is allocated among the Assets as set forth in Exhibit C attached hereto (the “Allocated Values”). Seller and Purchaser agree that the Allocated Values shall be used to compute any adjustments to the Purchase Price pursuant to the provisions of Article III and Article IV.
Article III
Title Matters
Section 3.01 Examination Period. Following the execution date of this Agreement until 5:00 p.m., local time in Houston, Texas on the date which is thirty (30) days after the execution of this Agreement, or in the event such date is not a Business Day, on the Business Day immediately following such date (the “Examination Period”), Seller shall, and shall cause the Company to permit Purchaser and/or its representatives to examine, at all reasonable times, in Seller’s and the Company’s offices, all abstracts of title, title opinions, title files, ownership maps, lease files, contract files, assignments, division orders, operating and accounting records and agreements pertaining to the Assets insofar as same may now be in existence and in the possession of Seller or the Company, subject to such restrictions on disclosure as may exist under confidentiality agreements or other agreements binding on Seller or the Company or such data.

Section 3.02 Defensible Title and Permitted Encumbrances. For purposes of this Agreement, the term “Defensible Title” means, with respect to a given Asset, such ownership by the Company in such Asset that, subject to and except for the Permitted Encumbrances (as defined in Section 3.02(d):
(a)
entitles the Company to receive not less than the percentage set forth in Exhibit B as the Company’s “Net Revenue Interest” of all Hydrocarbons produced, saved and marketed from each well or unit as set forth in Exhibit B, all without reduction, suspension or termination of such interest throughout the productive life of such well or unit, except for carried interests, production payments, reversionary interest or other changes in interest in time as specifically set forth in Exhibit B;

(b)
obligates the Company to bear not greater than the percentage set forth in Exhibit B as the Company’s “Working Interest” of the costs and expenses relating to the maintenance, development and operation of each well or unit as set forth in Exhibit B, all without increase throughout the productive life of such well or unit, except for carried interests, production payments, reversionary interest or other changes in interest in time as specifically set forth in Exhibit B; and

(c)	is free and clear of all Liens.
(d)	The term “Permitted Encumbrances” shall mean any of the following matters to the extent the same are valid and subsisting and affect the Assets:
(i)	the Leases and Contracts;
(ii)
any (A) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to the maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (B) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ liens or other similar liens or charges for liquidated amounts arising in the Ordinary Course of Business (1) that the Company has agreed to assume or pay pursuant to the terms hereof, or (2) for which the Company is responsible for paying or releasing at the Closing;

(iii)
any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the Ordinary Course of Business and for which the Company has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

(iv)
the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in (including any liens or security interests created by law or reserved in oil and gas leases for royalty, bonus or rental, or created to secure compliance with the terms of) the agreements, instruments and documents that create or reserve to the Company its interest in the Assets;

(v)
any obligations or duties affecting the Assets to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority;

(vi)
any (A) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (B) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by the Company or over which the Company owns rights-of-way, easements, permits or licenses, to the extent that same do not materially interfere with the oil and gas operations to be conducted on the Assets;

(vii)
all lessors’ royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time, whether recorded or unrecorded, provided that such matters do not operate to reduce the Net Revenue Interests of the Company below those set forth in Exhibit B or increase the Working Interests of the Company above those set forth in Exhibit B without a corresponding increase in the Net Revenue Interests;

(viii)
preferential rights to purchase or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(ix)
required Third Party consents to assignments or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(x)
all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(xi)
production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of Hydrocarbons; unitization and pooling designations, declarations, orders and agreements; operating agreements; agreements of development; area of mutual interest agreements; gas balancing or deferred production agreements; processing agreements; plant agreements; pipeline, gathering and transportation agreements; injection, repressuring and recycling agreements; carbon dioxide purchase or sale agreements; salt water or other disposal agreements; seismic or geophysical permits or agreements; and any and all other agreements that have terms that are ordinary and customary to the oil, gas, sulphur and other mineral exploration, development, processing or extraction business or in the business of processing of gas and gas condensate production for the extraction of products therefrom, to the extent the same do not reduce the Net Revenue Interests of the Company below those set forth in Exhibit B or increase the Working Interests of the Company above those set forth in Exhibit B without a corresponding increase in the Net Revenue Interest;

(xii)	rights reserved to or vested in any Governmental Authority to control or regulate any of the Assets and the applicable laws, rules, and regulations of such Governmental Authorities;
(xiii)
all defects and irregularities affecting the Assets which individually or in the aggregate (A) do not operate to (1) reduce the Net Revenue Interest of the Company, (2) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interests of the Company, or (3) otherwise interfere materially with the operation, value or use of the Assets, or (4) that would not be considered material when applying general industry standards; or (B) operate to increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interest of the Company, so long as there is a proportionate increase in the Company’s Net Revenue Interest; and

(xiv)	Liens which will be released at or prior to Closing.

Section 3.03 Title Defect. The term “Title Defect,” as used in this Agreement, shall mean: (a) any encumbrance, encroachment, irregularity, defect in or objection to the Company’s ownership of any Asset (expressly excluding Permitted Encumbrances) that causes the Company not to have Defensible Title to such Asset; or (b) any default by the Company under a lease, farmout agreement or other contract or agreement that would (i) have a material adverse affect on the operation, value or use of such Asset, (ii) prevent the Company from receiving the proceeds of production attributable to the Company’s interest therein or (iii) result in cancellation of the Company’s interest therein.
Section 3.04 Notice of Title Defects.
(a)
If Purchaser discovers any Title Defect affecting any Asset, Purchaser shall notify Seller as promptly as possible but no later than the expiration of the Examination Period of such alleged Title Defect. To be effective, such notice must (i) be in writing, (ii) be received by Seller prior to the expiration of the Examination Period, (iii) describe the Title Defect in sufficient, specific detail (including any alleged variance in the Net Revenue Interest), (iv) identify the specific Asset or Assets affected by such Title Defect, and (v) include the value of such Title Defect as determined by Purchaser. Any matters that may otherwise constitute Title Defects, but of which Seller has not been specifically notified by Purchaser in accordance with the foregoing, shall be deemed to have been waived by Purchaser for all purposes and shall constitute Permitted Encumbrances.

(b)
Upon the receipt of such effective notice from Purchaser, Seller and Purchaser shall attempt to mutually agree on a resolution including, but not limited to (i) attempt to cure such Title Defect at any time prior to the Closing, or (ii) include the affected Asset in the sale and reduce the Purchase Price by mutually agreed upon value of the Title Defect. Alternatively, Seller shall have the right, in its discretion, to elect to (x) have such Title Defect determined in accordance with Section 3.05(c), or (y) with the prior written consent of the Purchaser (not to be unreasonably withheld) not take any action with respect to the alleged Title Defect and indemnify, defend and hold harmless Purchaser pursuant to Section 14.02 from and against all Damages which Purchaser may incur in connection with same.

(c)	The value attributable to each Title Defect (the “Title Defect Value”) that is asserted by Purchaser in the Title Defect notices shall be determined based upon the criteria set forth below:
(i)	If the Title Defect is a Lien upon any Asset, the Title Defect Value is the amount necessary to be paid to remove the Lien from the affected Asset.
(ii)
If the Title Defect asserted is that the Net Revenue Interest attributable to any well or unit is less than that stated in Exhibit B or the Working Interest attributable to any well or unit is greater than that stated in Exhibit B, then the Title Defect Value shall take into account the relative change in the interest from Exhibit B and the appropriate Allocated Value attributed to such Asset.

(iii)
If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest) for which the economic detriment to Purchaser is unliquidated, the amount of the Title Defect Value shall be determined by taking into account the Allocated Value of the affected Asset, the portion of the Asset affected by the Title Defect, the legal effect of the Title Defect, the potential discounted economic effect of the Title Defect over the life of the affected Asset, and the Title Defect Values placed upon the Title Defect by Purchaser and Seller.

(iv)
If a Title Defect is not in effect or does not adversely affect an Asset throughout the entire productive life of such Asset, such fact shall be taken into account in determining the Title Defect Value.

(v)	The Title Defect Value of a Title Defect shall be determined without duplication of any costs or losses included in another Title Defect Value hereunder.
(vi)	Notwithstanding anything herein to the contrary, in no event shall a Title Defect Value exceed the Allocated Value of the wells, units or other Assets affected thereby.
(vii)	Such other factors as are reasonably necessary to make a proper evaluation.
Section 3.05 Remedies for Title Defects.
(a)
With respect to each Title Defect that is not cured on or before the Closing, except as otherwise provided in Section 3.04(b) or this Section 3.05, the Purchase Price shall be reduced by an amount equal to the Title Defect Value agreed upon in writing by Purchaser and Seller.

(b)	If any Title Defect is in the nature of an unobtained consent to assignment or other restriction on assignability, the provisions of Section 3.08 shall apply.
(c)
If on or before Closing the Purchaser and Seller have not agreed upon the validity of any asserted Title Defect or have not agreed on the Title Defect Value attributable thereto, either Purchaser or Seller shall have the right to elect to have the validity of such Title Defect and/or such Title Defect Value determined by an Independent Expert pursuant to Section 16.03. If the validity of any asserted Title Defect, or the Title Defect Value attributable thereto, is not determined before Closing, the Purchase Price paid at Closing shall not be reduced by virtue of such disputed Title Defect or Title Defect Value, and upon the final resolution of such dispute the Title Defect Value, if any, found to be attributable to such Title Defect shall, subject to this Section, be promptly refunded by Seller to Purchaser.

(d)
Notwithstanding anything to the contrary in this Agreement, (i) if the value of a given individual Title Defect (or individual Title Benefit (as defined in Section 3.08(a))) does not exceed US$25,000, then no adjustment to the Purchase Price shall be made for such Title Defect (or Title Benefit), (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding US$25,000) does not exceed two and one half per cent (2.5%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefor, and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding US$25,000) does exceed two and one-half per cent (2.5%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Section 3.06 Preferential Rights To Purchase. Seller shall use its reasonable efforts, but without any obligation to incur any material cost or expense, to comply with all preferential right to purchase provisions relative to any Asset prior to the Closing. Prior to the Closing, Seller shall promptly notify Purchaser if any preferential purchase rights are exercised, waived or if the requisite period has elapsed without said rights having been exercised. If a Third Party, who has been offered the right to an interest in any Asset pursuant to a preferential right to purchase, timely elects prior to Closing to purchase such Assets pursuant to such offer, then the Asset or the part thereof so affected will be eliminated from the Assets, shall become an Excluded Asset, and the Purchase Price shall be reduced by the Allocated Value of such Asset or the affected portion thereof, as applicable. Simultaneously with the Closing, Seller shall cause the Company to transfer such additional Excluded Asset to the Third Party exercising such preferential right to purchase pursuant to the terms of the agreement creating such preferential right. The proceeds of any such sale shall be owned by the Seller. Purchaser acknowledges and agrees that Seller shall determine (in its good faith judgment) the extent of the preferential purchase rights encumbering the Assets, and said determination shall be used by Seller to provide the preferential purchase right notifications. In the event that the time period to exercise a preferential right which has been noticed has not expired by Closing and the Third Party holder of the preferential right has not exercised or waived its right within such period, the affected Asset shall be included in the sale and the Purchaser shall take the affected Asset subject to such preferential right to purchase without adjustment to the Purchase Price.
Section 3.07 Consents. Seller shall use all reasonable efforts to obtain all necessary consents from Third Parties prior to Closing (other than governmental approvals that are customarily obtained after Closing) and Purchaser shall assist Seller with such efforts. To the extent such consents are not obtained prior to Closing and would give rise to a claim for damages as a result of the failure to obtain such consent, then such failure shall constitute a Title Defect as to that portion of the Assets affected thereby. In all other cases, such unobtained consents shall not constitute Title Defects.

Section 3.08 Remedies for Title Benefits.
(a)
If either Purchaser or Seller discovers any Title Benefit during the Examination Period affecting the Assets, it shall promptly notify the other Party in writing thereof on or before the expiration of the Examination Period. Subject to Section 3.05(d), Seller shall be entitled to an upward adjustment to the Purchase Price pursuant to Section 10.02(a)(iii) with respect to all Title Benefits, in an amount mutually agreed upon by the Parties. For purposes of this Agreement, the term “Title Benefit” shall mean the Company’s interest in any Subject Interest that is greater than or in addition to that set forth in Exhibit B (including, without limitation, a Net Revenue Interest that is greater than that set forth in Exhibit B) or the Company’s Working Interest in any Subject Interest that is less than the Working Interest set forth in Exhibit B (without a corresponding decrease in the Net Revenue Interest). Any matters that may otherwise constitute Title Benefits, but of which Purchaser has not been specifically notified by Seller in accordance with the foregoing, shall be deemed to have been waived by Seller for all purposes.

(b)
If with respect to a Title Benefit the Parties are not deemed to have agreed on the amount of the upward Purchase Price adjustment or have not otherwise agreed on such amount prior to the Closing Date, Seller or Purchaser shall have the right to elect to have such Purchase Price adjustment determined by an Independent Expert pursuant to Section 16.03. If the amount of such adjustment is not determined pursuant to this Agreement by the Closing, the undisputed portion of the Purchase Price with respect to the Asset affected by such Title Benefit shall be paid by Purchaser at the Closing and, subject to Section 3.05(d), upon determination of the amount of such adjustment, any unpaid portion thereof shall be paid by Purchaser to Seller.

Article IV
Environmental Matters
Section 4.01 Environmental Review.
(a)
Purchaser shall have the right to conduct or cause a consultant (“Purchaser’s Environmental Consultant”) to conduct an environmental review of the Assets prior to the expiration of the Examination Period (“Purchaser’s Environmental Review”). The cost and expense of Purchaser’s Environmental Review, if any, shall be borne solely by Purchaser. The scope of work comprising Purchaser’s Environmental Review shall be limited to that mutually agreed by Purchaser and Seller prior to commencement thereof and shall not include any subsurface or intrusive test or procedure without the express prior written consent of Seller. Purchaser shall (and shall cause Purchaser’s Environmental Consultant to): (i) consult with Seller before conducting any work comprising Purchaser’s Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s operations, and (iii) comply with all applicable laws, rules, and regulations. Seller shall cause the Company, with Purchaser’s cooperation, to use reasonable efforts to obtain any Third Party consents that are required in order to allow Purchaser access to the Assets to perform any work comprising Purchaser’s Environmental Review, and Purchaser shall consult with Seller prior to requesting each such Third Party consent. Seller shall have the right to have a representative or representatives accompany Purchaser and Purchaser’s Environmental Consultant at all times during Purchaser’s Environmental Review. With respect to any samples taken in connection with Purchaser’s Environmental Review, Purchaser shall take split samples, providing one of each such sample, properly labeled and identified, to Seller. PURCHASER HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER FROM AND AGAINST ALL CLAIMS, LOSSES, DAMAGES, COSTS, EXPENSES, CAUSES OF ACTION AND JUDGMENTS OF ANY KIND OR CHARACTER (INCLUDING THOSE RESULTING FROM SELLER’S SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY) ARISING OUT OF OR RELATING TO PURCHASER’S ENVIRONMENTAL REVIEW.

(b)
Unless otherwise required by applicable law, Purchaser shall (and shall cause Purchaser’s Environmental Consultant to) treat confidentially any matters revealed by Purchaser’s Environmental Review and any reports or data generated from such review (the “Environmental Information”), and Purchaser shall not (and shall cause Purchaser’s Environmental Consultant to not) disclose any Environmental Information to any Governmental Authority or other Third Party without the prior written consent of Seller. Unless otherwise required by law, Purchaser may use the Environmental Information only in connection with the transactions contemplated by this Agreement. If Purchaser, Purchaser’s Environmental Consultant, or any Third Party to whom Purchaser has provided any Environmental Information become legally compelled to disclose any of the Environmental Information, Purchaser shall provide Seller with prompt notice sufficiently prior to any such disclosure so as to allow Seller to file any protective order, or seek any other remedy, as it deems appropriate under the circumstances. If this Agreement is terminated prior to the Closing, Purchaser shall deliver the Environmental Information to Seller, which Environmental Information shall become the sole property of Seller. Purchaser shall provide copies of the Environmental Information to Seller without charge.

Section 4.02 Environmental Definitions.
(a)
Environmental Defects. For purposes of this Agreement, the term “Environmental Defect” shall mean, with respect to any given Asset, an individual environmental condition that constitutes a material violation of Environmental Laws in effect as of the date of this Agreement in the jurisdiction in which such Asset is located. Environmental Defect shall not be deemed to include an environmental condition disclosed, pursuant to Seller’s electronic data room or otherwise, in writing to Purchaser prior to the execution of this Agreement.

(b)
Environmental Defect Value. For purposes of this Agreement, the term “Environmental Defect Value” shall mean, with respect to any Environmental Defect, the value, as of the Closing Date, of the estimated costs and expenses to correct such Environmental Defect in the most cost-effective manner reasonably available, consistent with Environmental Laws, taking into account that non-permanent remedies (such as mechanisms to contain or stabilize hazardous materials, including monitoring site conditions, natural attenuation, risk-based corrective action, institutional controls or other appropriate restrictions on the use of property, caps, dikes, encapsulation, leachate collection systems, etc.) may be the most cost-effective manner reasonably available.

(c)
Environmental Laws. For purposes of this Agreement, the term “Environmental Laws” shall mean all laws, statutes, ordinances, court orders, rules and regulations of any Governmental Authority pertaining to health or the environment as may be interpreted by applicable court decisions or administrative orders, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resources Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and comparable state and local laws.

(d)
Governmental Authority. For purposes of this Agreement, the term “Governmental Authority” shall mean the United States, any state, county, parish, city and political subdivisions in which such Asset is located and that exercises jurisdiction over such Asset, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Asset.

Section 4.03 Notice of Environmental Defects.
(a)
If Purchaser discovers any Environmental Defect affecting the Assets, Purchaser shall notify Seller prior to the expiration of the Examination Period of such alleged Environmental Defect (an “Environmental Defect Notice”); provided, however, if Purchaser’s Environmental Review discovers an environmental condition that Purchaser and Seller mutually and reasonably agree requires additional investigation that would extend beyond the then effective Examination Period in order to determine whether or not such condition is an Environmental Defect, the Examination Period shall be extended an additional thirty (30) days solely with respect to such identified environmental condition. To be effective, an Environmental Defect Notice must: (i) be in writing; (ii) be received by Seller prior to the expiration of the Examination Period (subject to the extension provided above); (iii) describe the Environmental Defect in sufficient, specific detail, including, without limitation, (A) the written conclusion of Purchaser’s Environmental Consultant that an Environmental Defect exists, which conclusion shall be reasonably substantiated by the factual data gathered in Purchaser’s Environmental Review, and (B) a separate specific citation of the provisions of Environmental Laws alleged to be violated and the related facts that substantiate such violation; (iv) identify the specific Assets affected by such Environmental Defect, including, without limitation, a site plan showing the location of all sampling events, boring logs and other field notes describing the sampling methods utilized and the field conditions observed, chain-of-custody documentation and laboratory reports; (v) identify the procedures recommended to correct the Environmental Defect, together with any related recommendations from Purchaser’s Environmental Consultant; and (vi) state Purchaser’s estimate of the Environmental Defect Value, including the basis for such estimate, for which Purchaser would agree to adjust the Purchase Price in order to accept such Environmental Defect if Seller elected Section 4.04(b) as the remedy therefor.

(b)
Any matters that may otherwise constitute Environmental Defects, but have not been specifically identified by Purchaser pursuant to an Environmental Defect Notice in accordance with the foregoing, together with any environmental matter that does not constitute an Environmental Defect, shall be deemed to have been waived by Purchaser for all purposes and constitute a Company Obligation (as defined in Section 14.02). Upon the receipt by Seller of an effective Environmental Defect Notice from Purchaser, Seller and Purchaser shall attempt to mutually agree on a resolution including, but not limited to, (i) attempt to cure such Environmental Defect at any time prior to the Closing; or (ii) include the affected Asset in the sale and reduce the Purchase Price by mutually agreed upon value of the Environmental Defect. Alternatively, Seller shall have the right, in its discretion, to elect to (x) exclude the affected Asset from the sale and reduce the Purchase Price by the Allocated Value of such affected Asset and have the value determined in accordance with Section 4.04; or (y) with the prior written consent of the Purchaser (not to be unreasonably withheld) not take any remedial action with respect to the alleged Environmental Defect, and in the case of either (x) or (y) hereof, Seller agrees to indemnify, defend and hold harmless the Purchaser pursuant to Section 14.03 from and against all Damages which Purchaser may incur in connection with same.

Section 4.04 Remedies for Environmental Defects.
(a)
If any Environmental Defect described in an Environmental Defect Notice delivered in accordance with Section 4.03 is not cured on or before the Closing, then the Purchase Price shall be reduced by the Environmental Defect Value of such Environmental Defect as and if agreed by the Parties.

(b)
If Purchaser and Seller have not agreed as to the validity of any asserted Environmental Defect, or if the Purchaser and Seller have not agreed on the Environmental Defect Value therefor, then on or before three (3) Business Days prior to the Closing Date, either Party shall have the right to elect to have validity of the asserted Environmental Defect, and/or the Environmental Defect Value for such Environmental Defect, determined by an Independent Expert pursuant to Section 16.03. If the validity of any such asserted Environmental Defect or the amount of any such Environmental Defect Value is not determined by the Closing, the Asset affected by such disputed Environmental Defect shall be excluded from the Closing as an Excluded Asset and the Purchase Price paid at Closing shall be reduced by the Allocated Value of that Asset. Upon resolution of such dispute, the Environmental Defect Value, if any, found to be attributable to such Environmental Defect shall, subject to this Section 4.04, be subtracted from the Allocated Value of the Asset, and concurrent with the Purchaser’s payment of such reduced amount the Asset conveyed to the Purchaser, if that is part of the mutually agreed settlement. Notwithstanding the foregoing, either Purchaser or Seller shall have the unilateral right to cause an Asset to be an Excluded Asset if the Environmental Defect Value exceeds the Allocated Value of the Asset(s) affected thereby.

(c)
Notwithstanding anything to the contrary in this Agreement, (i) if the Environmental Defect Value for a given individual Environmental Defect does not exceed US$25,000, then no adjustment to the Purchase Price shall be made for such Environmental Defect; (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding US$25,000) does not exceed two and one-half per cent (2.5%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefore; and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding US$25,000) does exceed two and one-half per cent (2.5%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Article V
Representations and Warranties of Seller
Seller hereby represents and warrants to Purchaser that:
Section 5.01 Corporate Organization.
(a)
Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller has full legal power, right and authority to carry on its business as such is now being conducted.

(b)
The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada, and is qualified to conduct business and is in good standing in the States of California and Texas, respectively, and in any other state or jurisdiction where the conduct of the Company’s business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has full legal power, right and authority to carry on its business as such is now being conducted.

(c)
Seller Parent is a corporation, duly organized, validly existing and in good standing under the laws of the Yukon, Canada. Seller Parent has full legal power, right and authority to carry on its business as such is now being conducted

(d)	Seller has delivered to Purchaser copies of the articles of incorporation and bylaws and any shareholder agreements or other governing documents of the Company, each as currently in effect.
Section 5.02 Authority and Enforceability. Each of Seller, Seller Parent and the Company has the corporate power and authority to execute, deliver and perform this Agreement and all of the agreements contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. This Agreement and all of the agreements contemplated hereby to which the Seller, Seller Parent and/or the Company is a party have been duly and validly authorized, executed and delivered by the Seller, Seller Parent and/or the Company, and each such agreement constitutes a legal, valid and binding obligation of the Seller, Seller Parent and/or Company, enforceable against it in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar Laws affecting creditors’ rights generally, and (ii) as such enforceability may be limited by general principles of equity, regardless of whether asserted in a proceeding in equity or law.

Section 5.03 Capitalization. The authorized, issued and outstanding capital stock of the Company as of the date hereof is as set out on Schedule 5.03. The Company has no subsidiaries, and does not own nor have any agreement to acquire any securities (equity or debt) of any other Person. All of the Purchased Shares have been duly and validly issued and are fully paid and non-assessable. No options, warrants or other rights to purchase stock or other securities of the Company, and no securities or obligations convertible into or exchangeable for stock or other securities of the Company, have been authorized or agreed to be issued or are outstanding. Seller has good and valid legal and beneficial title to all of the Purchased Shares, and at and as of Closing such Purchaser Shares will be free and clear of all Liens other than restrictions on transfer imposed by applicable state and federal securities laws. Seller has and at the Closing Date will have the exclusive right to dispose of all of the Purchased Shares as provided in this Agreement and, upon delivery and payment for all of the Purchased Shares as herein provided, Seller will convey good and valid title thereto.
Section 5.04 No Violation. Neither the execution and delivery of this Agreement or any other agreement or document to which the Seller or the Company is or will become a party as contemplated by this Agreement, the consummation of the transactions contemplated herein or therein nor compliance by the Seller or the Company with any provisions hereof or thereof will (a) conflict with or result (with or without notice, lapse of time or both) in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws, shareholder agreements or other governing documents of Seller or the Company, (b) conflict with or result in a breach or a default (or give rise to any right of termination, cancellation, acceleration, modification or other right) under any Material Contract of the Company, except for (i) any preferential purchase rights as set forth on Schedule 5.04, and (ii) any other conflict, breach or default which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (c) violate any Laws applicable to the Seller or the Company or any of their respective properties or assets, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (d) result in the creation or imposition of any Lien upon any of the Purchased Shares.
Section 5.05 Financial Statements. Seller has delivered to Purchaser: (a) the unaudited balance sheet of the Company as at December 31 in each of the years 2007 and 2008, and the related unaudited statements of operations and accumulated deficit and statements of cash flows for each of the fiscal years then ended, and (b) an unaudited balance sheet of the Company as at March 31, 2009 (the “Interim Balance Sheet”) and the related unaudited statement of operations and accumulated deficit for the three (3) months then ended. Such financial statements present fairly, in all material respects, the financial condition and the results of operations, and cash flows of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, consistently applied.
Section 5.06 Books and Records. The books of account, minute books, stock record books, and other records of the Company, all of which have been made available to Purchaser, are complete and correct in all material respects and have been maintained in accordance with reasonable and customary business practices. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders, the boards of directors of the Company, and committees of the boards of directors of the Company, and no meeting of any such shareholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

Section 5.07 No Undisclosed Liabilities.
(a)
Except as set forth in Schedule 5.07(a) hereof or as reflected or reserved against in the Balance Sheet or the Interim Balance Sheet, the Company has no liabilities or obligations of any nature whether known or unknown and whether absolute, accrued, contingent, or otherwise, except for liabilities or obligations which are not required by GAAP to be disclosed in the financial statements of the Company or current liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

(b)	Except as disclosed in Schedule 5.07(b), the Company has no Liability for any Indebtedness which will not be discharged by the Company, Seller or Seller Parent prior to Closing.
Section 5.08 Brokers. Except with respect to the fees payable to the Seller’s advisor Tristone Capital LLC, whose fees and expenses shall be the sole obligation of and paid by the Seller, no agent, broker, Person or firm engaged by the Seller, the Company or any of their respective Affiliates is, or will be, entitled to any commission or brokers’ or finders’ fees from the Seller, the Company or any of their respective Affiliates in connection with any of the transactions contemplated by this Agreement, and in no event shall Purchaser have any obligation or liability with respect to any such fees or commissions (contingent or otherwise).
Section 5.09 Legal Proceedings. Except as set forth on Schedule 5.09, there is no suit, action, claim, demand, investigation or inquiry by any Person and no legal, administrative or arbitration pending or, to Seller’s Knowledge, threatened against the Company or the Assets
Section 5.10 No Bankruptcy; Solvency. There are no bankruptcy, reorganization or arrangement proceedings pending or, to the Knowledge of Seller, threatened against Seller or the Company. Seller (i) is not entering into this Agreement with the intent to hinder, delay or defraud creditors, (ii) is solvent, (iii) will not become insolvent as a result of the consummation of the transactions contemplated by this Agreement, and (iv) is capable of paying its debts as they mature.
Section 5.11 Royalties. All rentals, royalties and other payments due under the Subject Interests described in Exhibit A (i) which are operated by the Company have been paid, and (ii) which are operated by a Third Party, to Seller’s Knowledge have been paid, except in the case of each of clause (i) or (ii) above for those amounts in suspense.

Section 5.12 Taxes.
(a)
The Company has duly filed on a timely basis with the appropriate Governmental Authority all Tax Returns required to be filed for taxable periods ending on or before the Closing. All such Tax Returns are true, correct and complete in all material respects, and all Taxes shown as due on such Tax Returns have been paid. The Company has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Seller or the Company, except such Taxes, if any, as are listed in Schedule 5.12 hereof and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Balance Sheet and the Interim Balance Sheet.

(b)
All Taxes that the Company is or was required by Law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Authority or other Person.

(c)
All ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom that have become due and payable by the Company have been paid in all material respects.

(d)
The Company has made available to the Purchaser complete and correct copies of all Tax Returns that have been filed as of the date hereof (except Tax Returns for periods in respect of which the applicable statutory period of limitations has expired) and copies of all material correspondence with taxing authorities.

(e)
No currently unresolved assessments, reassessments, audits, claims, actions, suits, proceedings or investigations exist or have been initiated with regard to any Taxes or Tax Returns of the Company. No assessment, reassessment, audit or investigation by any Governmental Authority is pending or, to the Knowledge of the Seller, threatened or imminent with respect to Taxes for which the Company may be liable, in whole or part.

(f)
Except as provided on Schedule 5.12, the Company has not requested or entered into any agreement or other arrangement or executed any waiver providing for any extension of time within which (i) to file any Tax Return in respect of any Taxes for which the Company is or may be liable; (ii) to file any elections, designations or similar filings relating to Taxes for which the Company is or may be liable; (iii) the Company is required to pay or remit any Taxes or amounts on account of Taxes; or (iv) any Governmental Authority may assess or collect Taxes for which the Company is or may be liable.

(g)	There are no Liens for Taxes on the Assets of the Company, other than the Permitted Encumbrances.
(h)
The Company is not party to, bound by or obligated under any tax sharing agreement, tax indemnification agreement or similar contract or arrangement. The Company is not, nor within the 5-year period preceding the Closing Date has been, an “S” corporation.

(i)	Except for the group of which the Company is presently a member, the Company has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code.
(j)
The Company has not made or will not make a consent dividend election under Section 565 of the Code. The Company has not agreed to make nor is it required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

(k)	No Taxes have been incurred by the Company for the period since the date of the Balance Sheet and Interim Balance Sheet other than in the Ordinary Course of Business.
(l)
The Seller is not a person other than a United States person within the meaning of the Code. The transaction contemplated herein is not subject to the withholding provisions of Sections 1442, 1445 or 3406 of the Code. The Company does not have and has not had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

(m)
The Company is not a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code.

(n)
Except as set forth on Schedule 5.12 and/or in joint operating agreements entered into in the Ordinary Course of Business, the Company is not a party to any joint venture, partnership, or other arrangement or contract that could be treated as a partnership for federal income tax purposes.

Section 5.13 Material Contracts. Schedule 5.13 sets forth each Material Contract to which the Company is a party or by which the Assets are otherwise bound. Each Material Contact is currently in full force and effect and neither the Company nor, to the Knowledge of the Seller, any other party to any such Material Contract is in material breach or material default of, or with the lapse of time or the giving of notice, would be in material breach or material default of any of its respective obligations thereunder.
Section 5.14 Hedging. As of the Closing, the Company will not be a party to any natural gas or other futures or options trading agreement or any price swaps, hedges, futures or similar instruments which will affect the Company or Assets after the Closing Date.
Section 5.15 Employment and Employee Benefit Matters.
(a)
Seller has provided Purchaser with complete and accurate list of all employees of the Company, their respective positions, dates of hire with the Company, current salaries and a description of other benefits. Except as disclosed on Schedule 5.15(a), the Company is not a party to any written agreements with past or present employees, agents or independent contractors.

(b)	The Company is not a party to, nor to the Knowledge of Seller is any employee of the Company covered by a collective bargaining agreement with any labor union.
(c)
Except as set forth on Schedule 5.15(c), the Company has never sponsored, maintained or contributed to any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, that is a “multiemployer plan,” within the meaning of Section 3(37) of ERISA, that is covered by Title IV of ERISA or that is subject to the minimum funding requirements of Section 3.02 of ERISA. With respect to any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, that is sponsored, maintained, or contributed to, or has been sponsored, maintained, or contributed to within six (6) years prior to the Closing Date, by the Company or any ERISA Affiliate, (i) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been incurred, which withdrawal liability has not been satisfied, (ii) no liability to the Pension Benefit Guaranty Corporation has been incurred by any such entity, which liability has not been satisfied, (iii) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, (iv) all contributions (including installments) to such plan required by Section 302 of ERISA and Section 412 of the Code have been timely made, and (v) no condition exists or event or transaction or inaction has occurred with respect to any such plan which could result in the Company incurring any material liability, fine or penalty.

(d)	No reportable event (as defined in ERISA Section 4043 and in regulations issued thereunder) has occurred with respect to any “employee benefit plan” within the meaning of Section 3(3) of ERISA.
(e)
To the Knowledge of Seller, no facts or circumstances have occurred that may give rise to any liability of the Seller or the Company to the Pension Benefit Guaranty Corporation under Title IV of ERISA.

Section 5.16 Title.
(a)	The Company has good and valid title to the Personal Property included as part of the Assets, free and clear of any and all Liens other than Permitted Encumbrances.
(b)
With respect to the Subject Interests, Seller expressly disclaims any warranty of any kind, express, implied or statutory, except, provided Closing occurs, Seller warrants and will defend the Company’s interest in and to the Subject Interest as set forth on Exhibit A against all persons claiming the Subject Interests or any part thereof by, through or under the Company, but not otherwise.

Section 5.17 Compliance and Laws and Permits. The Company and the Assets have been and currently are owned and operated in material compliance with the provisions and requirements of all applicable Laws affecting the Assets or the ownership or operation of any thereof. All Permits necessary for the ownership and operation of the Assets have been obtained and maintained in effect, and no material violations exist in respect of such Permits.
Section 5.18 Absence of Certain Changes. Since the Effective Time and, except for the transfer of the Excluded Assets to Seller or its designee as contemplated by Section 1.02 and actions taken based on the obligations of the Seller set forth in Section 7.08, the Company and the Assets have been operated only in the Ordinary Course of Business of the Company, and there has not been any:
(a)
change in the Company’s authorized or issued capital stock (except in connection with the elimination of any intercompany obligations and/or receivables as contemplated by Section 7.01(c)); grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock

(b)	amendment to the articles of incorporation, bylaws or other organizational documents of the Company;
(c)
payment or increase by the Company of any bonuses, salaries, or other compensation to any shareholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contracts with any director, officer, or employee;

(d)
adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

(e)	damage to or destruction or loss of any Asset or property of the Company, whether or not covered by insurance, except as would not have a Material Adverse Effect;
(f)	entry into, termination of, or receipt of notice of termination of any Material Contract;
(g)
sale, lease, or other disposition of any material Asset or property of the Company or mortgage, pledge, or imposition of any Lien or other encumbrance on any material Asset or property of the Company, except in the Ordinary Course of Business;

(h)	cancellation or waiver of any claims or rights with a value to the Company in excess of $100,000;
(i)	material change in the accounting methods used by the Company; or
(j)	agreement, whether oral or written, by the Company to do any of the foregoing.
Section 5.19 Insurance. Schedule 5.19 lists all policies of insurance maintained by the Seller and/or Seller Parent with respect to the Company and its Assets. Except as described on Schedule 5.19, no claim currently exists under any such policy of insurance with respect to the Company or its Assets and no insurer has denied any such claim.
Section 5.20 Intellectual Property. The Company owns, or otherwise has the right to use all of its Intellectual Property necessary for the operation of its business as presently conducted. There is no claim pending or, to the Knowledge of Seller, threatened against the Company alleging that its use of any Intellectual Property infringes upon the rights of any Person and, to the Knowledge of Seller, no Person is infringing upon the rights of the Company in its Intellectual Property.
Section 5.21 Certain Payments. Since January 1, 2003, neither the Company nor any director, officer, agent, or employee of the Company, or any other Person associated with or acting for or on behalf of the Company, has directly or indirectly, in violation of applicable Law, (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (b) established or maintained any fund or asset for the same that has not been recorded in the books and records of the Company.
Article VI
Representations and Warranties of Purchaser
Purchaser hereby represents and warrants to Seller that:
Section 6.01 Existence. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has full legal power, right and authority to carry on its business as such is now being conducted. Purchaser Parent is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Purchaser Parent has full legal power, right and authority to carry on its business as such is now being conducted.

Section 6.02 Authority and Enforceability. Purchaser and Purchaser Parent have the corporate power and authority to execute, deliver and perform this Agreement and all of the agreements contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. This Agreement and all of the agreements contemplated hereby to which the Purchaser or Purchaser Parent is a party have been duly and validly authorized, executed and delivered by the Purchaser and Purchaser Parent, and each such agreement constitutes a legal, valid and binding obligation of the Purchaser and Purchaser Parent, enforceable against it in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar Laws affecting creditors’ rights generally, and (ii) as such enforceability may be limited by general principles of equity, regardless of whether asserted in a proceeding in equity or law.
Section 6.03 No Violation. Neither the execution and delivery of this Agreement or any other agreement or document to which the Purchaser is or will become a party as contemplated by this Agreement, the consummation of the transactions contemplated herein or therein nor compliance by the Purchaser with any provisions hereof or thereof will (a) conflict with or result (with or without notice, lapse of time or both) in a breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of Purchaser, (b) conflict with or result in a breach or a default (or give rise to any right of termination, cancellation, acceleration, modification or other right) under any material contract or agreement of the Purchaser, except which would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Purchaser’s ability to consummate the transactions contemplated by this Agreement, (c) violate any Laws applicable to the Purchaser or any of its properties or assets, except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Purchaser’s ability to consummate the transactions contemplated by this Agreement. No consent or approval by, or any notification or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Purchaser of this Agreement or any other agreement or document to which the Purchaser is or will be a party, other than any such consents, approvals, notifications or filing that are customarily sought, obtained, given or made after the consummation of the transactions contemplated herein.
Section 6.04 Brokers. No broker or finder has acted for or on behalf of Purchaser or any Affiliate of Purchaser in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Purchaser or any Affiliate of Purchaser for which Seller has or will have any liabilities or obligations (contingent or otherwise).
Section 6.05 No Bankruptcy; Solvency. There are no bankruptcy, reorganization or arrangement proceedings pending or, to the Knowledge of Purchaser, threatened against Purchaser. Purchaser (i) is not entering into this Agreement with the intent to hinder, delay or defraud creditors, (ii) is solvent, (iii) will not become insolvent as a result of the transactions contemplated by this Agreement, and (iv) is capable of paying its debts as they mature.
Section 6.06 Legal Proceedings. There is no suit, action, claim, investigation or inquiry by any Person and no legal, administrative or arbitration proceeding pending or, to Purchaser’s Knowledge, threatened against the Purchaser that will materially and adversely affect Purchaser’s ability to consummate the transactions contemplated by this Agreement.

Section 6.07 Investment. Purchaser acknowledges that it is an experienced and Knowledgeable investor in the oil and gas business, and the business of purchasing, owning, developing and operating oil and gas properties such as the Assets. If Closing occurs, Purchaser represents and acknowledges that it has had full access to the Assets, the officers, and employees of Seller and the Company, and to the books, records and files of Seller and the Company relating to the Purchased Shares and the Assets. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon (a) its own independent due diligence investigation of the Company, the Purchased Shares and the Assets and (b) the express representations and warranties made by Seller and the Company in this Agreement, and has been advised by and has relied solely on its own expertise and its own legal, tax, insurance, operations, environmental, reservoir engineering and other professional counsel and advisors concerning this transaction, the Purchased Shares, the Assets and the value thereof.
Section 6.08 Securities Laws. Purchaser is acquiring the Purchased Shares for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act, and any other rules, regulations, and laws pertaining to the distribution of securities.
Section 6.09 Funds. Purchaser has arranged to have available by the Closing Date, and will have available at the Closing Date, sufficient funds to enable Purchaser to pay in full the Purchase Price as herein provided and otherwise to perform its obligations under this Agreement.
Article VII
Operation of the Assets; Covenants of the Parties
Section 7.01 Operations Pending Closing.
(a)
Seller agrees, from and after the execution date hereof until Closing, except as expressly contemplated by this Agreement, as expressly consented to in writing by Purchaser, or in situations wherein emergency action is taken in the face of risk to life, property or the environment, to:

(i)	operate the Company and the Assets in the Ordinary Course of Business;
(ii)	maintain the books of account and records relating to the Company and the Assets in the Ordinary Course of Business;
(iii)
not enter into a Material Contract, or materially amend or change the terms of any such Material Contract that would involve individual commitments of more than US$50,000 or aggregate commitments of more than US$250,000;

(iv)	not plug or abandon any well included as part of the Assets without Purchaser’s prior written consent;

(v)
not transfer, sell, mortgage, pledge or dispose of any material portion of the Assets other than the sale and/or disposal of Hydrocarbons in the Ordinary Course of Business and sales of equipment that is no longer necessary in the operation of the Assets or for which replacement equipment has been obtained;

(vi)
preserve in full force and effect all oil and gas leases, operating agreements, easements, rights-of-way, permits, licenses and agreements that relate to the Assets, other than oil and gas leases which may expire by their respective terms which will not be renewed or extended by the Company without prior consent of the Purchaser;

(vii)
submit to Purchaser for prior written approval, all requests for operating or capital expenditures relating to the Assets that involve individual commitments of more than US$50,000, unless otherwise contemplated by the Company’s capital expenditure budget previously provided to the Purchaser; and

(viii)	obtain Purchaser’s written approval prior to voting under any operating, joint venture, partnership or similar agreement.
(b)
Purchaser agrees and understands that Seller shall have the right to cause the Company to make dividends or distributions of the Excluded Assets directly or indirectly to Seller at any time prior to the Closing. Such right shall not include the right to declare dividends or distributions prior to the Closing that are payable after the Closing. No action taken in accordance with this Section 7.01(b) shall be considered as a violation of any other provision of this Agreement.

(c)
Prior to or on the Closing Date, all intercompany obligations or receivables between the Company and the Seller or any Affiliate of Seller shall be fully satisfied and Seller shall cause the Company and the Assets to be released from any guaranty or Lien relating to any indebtedness of Seller or its Affiliates. Except with respect to charges incurred by Seller or its Affiliates on behalf of the Company to a Third Party and which are allocated specifically to one of the Assets, there shall be no Purchase Price Adjustment in connection with the compliance by Seller of its obligations set forth in this Section 7.01(c).

Section 7.02 Limitations on the Operational Obligations and Liabilities of Seller.
(a)
From and after the date of execution of this Agreement and until the Closing, and subject to the provisions of applicable operating and other agreements, Seller shall use its reasonable efforts to operate the Assets and use its reasonable efforts to cause any other operators to operate and administer the Assets in a manner consistent with its past practices and as a reasonably prudent operator, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.

(b)
Purchaser acknowledges that Seller owns undivided interests in some or all of the Assets, and Purchaser agrees that the acts or omissions of the other working interest owners shall not constitute a violation of the provisions of this Article VII, nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interests in a manner that complies with the provisions of this Article VII. To the extent that Seller is not the operator of any of the Assets, the obligations of Seller in this Article VII shall be construed to require that Seller use reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Assets to take such actions or render such performance within the constraints of the applicable operating agreements and other applicable agreements.

Section 7.03 Operation of the Assets After the Closing. It is expressly understood and agreed that none of Seller or its Affiliates (other than the Company) shall be obligated to continue operating any of the Assets following the Closing and Purchaser hereby assumes full responsibility for operating (or causing the operation of) all Assets following the Closing.
Section 7.04 Casualty Loss.
(a)
Purchaser shall assume all risk of loss with respect to, and any change in the condition of, the Assets from the date of this Agreement until the Closing, including with respect to the depletion of Hydrocarbons, the watering-out of any well, the collapse of casing, sand infiltration of wells, and the depreciation of Personal Property.

(b)
If after the execution date of this Agreement and prior to the Closing any part of the Assets shall be damaged or destroyed by fire or other casualty or if any part of the Assets shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, this Agreement shall remain in full force and effect notwithstanding any such destruction, taking or proceeding, or the threat thereof and the Parties shall proceed with the transactions contemplated by this Agreement notwithstanding such destruction or taking without reduction of the Purchase Price, but subject to Section 7.04(c).

(c)
Notwithstanding Section 7.04(a), in the event of any loss described in Section 7.04(b), at the Closing, Seller shall pay to Purchaser all sums paid to Seller by Third Parties by reason of the destruction or taking of such Assets (up to the Allocated Value thereof), including any sums paid pursuant to any policy or agreement of insurance or indemnity, and shall assign, transfer and set over unto Purchaser all of the rights, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from Third Parties, including any policy or agreement of insurance or indemnity, arising out of such destruction or taking (up to the Allocated Value thereof). Notwithstanding anything to the contrary in this Section 7.04, Seller shall not be obligated to carry or maintain, and shall have no obligation or liability to Purchaser for its failure to carry or maintain, any insurance coverage with respect to any of the Assets.

Section 7.05 Access and Investigation. Promptly following execution of this Agreement, Seller shall provide Purchaser with a list of Company’s personnel initially to be contacted with respect to the transactions contemplated by this Agreement, together with all relevant contact information. At such time, Seller shall also provide Purchaser with a list of operator contacts for all of the Subject Interests that are not operated by Company, together with all relevant contact information. Between the date of this Agreement and the Closing Date, subject to the provisions of Section 4.01, Seller will, and will cause the Company and its representatives to, (a) afford Purchaser and its representatives (collectively, “Purchaser’s Advisors”) reasonable access, during normal business hours, to the Company’s personnel, properties, contracts, books and records, and other documents and data, (b) furnish Purchaser and Purchaser’s Advisors with copies of all such contracts, books and records, and other existing documents and data as Purchaser may reasonably request, and (c) furnish Purchaser and Purchaser’s Advisors with such additional financial, operating, and other data and information as Purchaser may reasonably request. Notwithstanding the foregoing, neither Seller nor the Company shall be required to provide to the Purchaser or its representatives (i) any information the disclosure of which is prohibited by applicable law, rule or regulation, (ii) any information the disclosure of which requires the consent or approval of a Third Party if such consent or approval has not yet been obtained (provided that the Seller will notify the Purchaser that it is in possession of responsive information, but that the requisite consent or approval has not yet been obtained), or (iii) any employee files or information contained therein which is not otherwise contemplated by Section 5.15(a).
Section 7.06 Notification. Between the execution date of this Agreement and the Closing Date, each Party will promptly notify the other Parties in writing if such Party becomes aware of (i) any fact or condition that causes or constitutes a breach of any Party’s representations and warranties as of the date of this Agreement, (ii) any Casualty Loss or other event having a Material Adverse Effect, or (iii) if such Party becomes aware of the occurrence after the execution date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.
Section 7.07 Release of Existing Indebtedness. At or prior to Closing, the Seller shall use commercially reasonable efforts to cause the Company and the Assets to be released from any and all Liens and/or obligations with respect to Indebtedness of the Company, the Seller and/or its Affiliates, including without limitation Indebtedness payable to the Bank of America under a credit agreement dated October 30, 2006, as amended.

Section 7.08 Employee Matters. Prior to Closing, Seller shall cause the Company to transfer all employees of the Company to the Seller with positions of employment with Seller (or any of Seller’s Affiliates) and on terms and conditions no less favorable than the terms and conditions of such transferred employee’s employment with the Company. Seller acknowledges and agrees that subsequent to Closing, Purchaser or Purchaser Parent may, but shall not be obligated to, offer employment to any of the transferred employees listed on Schedule 7.08. Seller shall be responsible for, and Seller further acknowledges and agrees that neither the Company nor Purchaser shall have liability for, any severance or other similar obligation to such employees arising out of the transfer and/or termination of such employees as contemplated hereby (including without limitation any failure to provide notices or termination and penalty pay as required by applicable Law); provided, however, that the Purchaser shall reimburse the Seller for all accrued and unpaid wages (including accrued but unused vacation) actually earned by such transferred and/or terminated employees from the Effective Time through the Closing Date (“Earned Wages”), with all such amounts being included in the Accounting Statement as an adjustment item in accordance with Article XI. Earned Wages shall not include any penalty payments nor shall it include wages (including vacation pay) earned prior to the Effective Time.
Article VIII
Seller’s Conditions to Close
The obligations of Seller to consummate the transactions provided for herein are subject, at the option of Seller, to the fulfillment on or prior to the Closing Date of each of the following conditions:
Section 8.01 Representations. The representations and warranties of Purchaser contained herein that are qualified by materiality shall be true and correct in all respects at and as of Closing as though such representations and warranties were made at such time, and the representations and warranties of Purchaser contained herein that are not so qualified by materiality shall be true and correct in all material respects at and as of Closing as though such representations and warranties were made at such time.
Section 8.02 Performance. Purchaser shall have performed all obligations, covenants and agreements contained in this Agreement to be performed or complied with by it in all material respects at or prior to the Closing.
Section 8.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.
Section 8.04 Purchase Price. Purchaser shall have delivered to Seller the Purchase Price, as the same may be adjusted hereunder, in accordance with the provisions of Article II.
Section 8.05 Execution and Delivery of the Closing Documents. Purchaser shall have executed, acknowledged and delivered, as appropriate, to Seller all closing documents described in Section 10.05.

Article IX
Purchaser’s Conditions to Close
The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to the Closing Date of each of the following conditions:
Section 9.01 Representations. The representations and warranties of Seller and the Company contained herein that are qualified by materiality shall be true and correct in all respects at and as of Closing as though such representations and warranties were made at such time, and the representations and warranties of Seller and the Company contained herein that are not so qualified by materiality shall be true and correct in all material respects at and as of Closing as though such representations and warranties were made at such time.
Section 9.02 Performance. Seller shall have performed all obligations, covenants and agreements contained in this Agreement to be performed or complied with by it in all material respects at or prior to the Closing.
Section 9.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.
Section 9.04 Release of Existing Indebtedness. The Company and the Assets shall be released from any and all Liens and/or obligations with respect to Indebtedness of the Company, the Seller and/or its Affiliates, including without limitation Indebtedness payable to the Bank of America under a credit agreement dated October 30, 2006, as amended.
Section 9.05 Execution and Delivery of the Closing Documents. Seller shall have executed, acknowledged and delivered, as appropriate, to Purchaser all closing documents described in Section 10.04.
Article X
The Closing
Section 10.01 Time and Place of the Closing. If the conditions referred to in Articles VIII and IX of this Agreement have been satisfied or waived in writing, the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Locke Lord Bissell & Liddell LLP, whose address is 600 Travis, Suite 3400, Houston, Texas 77002, on the date which is five (5) Business Days following the date on which the Examination Period has expired (including any extensions thereof as provided in this Agreement or as otherwise mutually agreed in writing by the Parties), or at such other time and place mutually agreed in writing by the Parties (the “Closing Date”).

Section 10.02 Adjustments to Purchase Price at the Closing.
(a)	At the Closing, the Purchase Price shall be increased by the following amounts:
(i)
the amount of all costs, expenses and charges relating to the Assets, or the ownership, use or operation of the Assets, which are paid by Seller or its Affiliates (other than the Company) and are attributable to the period of time from and after the Effective Time, as such amounts are described on Schedule 10.02(a)(i);

(ii)	the adjustment amount, if any, due Seller as determined pursuant to Section 11.02 with respect to gas imbalances;
(iii)	all upward Purchase Price adjustments for Title Benefits determined in accordance with Article III;
(iv)	an estimate of any and all transfer, sales, gross receipts, compensating use or similar taxes, or assessments resulting from the transaction;
(v)	any Excess Net Working Capital as of the Effective Time; and

(vi)	any other amount provided for in this Agreement or agreed upon by Purchaser and Seller.
(b)	At the Closing, the Purchase Price shall be decreased by the following amounts:
(i)	the Allocated Value of any Subject Interest sold prior to the Closing to the holder of a preferential right pursuant to Section 3.06;
(ii)	all downward Purchase Price adjustments for Title Defects and Environmental Defects determined in accordance with Article III and Article IV;

(iii)	the Escrow Fund;
(iv)	the adjustment amount, if any, due Purchaser as determined pursuant to Section 11.02 with respect to gas imbalances.
(v)	any Deficit Net Working Capital as of the Effective Time; and
(vi)	any other amount provided for in this Agreement or agreed upon by Purchaser and Seller.
(c)	The adjustments described in Sections 10.02(a) and (b) are hereinafter referred to as the “Purchase Price Adjustments.”
Section 10.03 Closing Statement. Not later than three (3) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a statement of the estimated Purchase Price Adjustments taking into account the principles set forth in Section 10.02 (the “Statement”). At the Closing, Purchaser shall pay the Purchase Price, as adjusted by the estimated Purchase Price Adjustments reflected on the Statement.

Section 10.04 Actions of Seller at the Closing.
At the Closing, Seller shall:
(a)
deliver to Purchaser certificates representing the Purchased Shares, which certificates shall be duly endorsed to Purchaser or accompanied by duly executed stock powers in a form satisfactory to Purchaser;

(b)	deliver to Purchaser resignations of the board of directors and officers of the Company;
(c)	execute and deliver a certificate by a senior officer of Seller certifying with respect to the matters set forth in Sections 9.01 and 9.02; and
(d)	execute, acknowledge and deliver any other instruments or agreements provided for herein or otherwise necessary to effectuate the transactions contemplated hereby.
Section 10.05 Actions of Purchaser at the Closing.
At the Closing, Purchaser shall:
(a)
deliver to Seller the Purchase Price (as adjusted pursuant to the provisions hereof and net of the Escrow Fund) by wire transfer of immediately available funds to an account designated in writing by Seller;

(b)	execute and deliver a certificate by a senior officer of Purchaser certifying with respect to the matters set forth in Sections 8.01 and 8.02; and
(c)	execute, acknowledge and deliver any other instruments or agreements provided for herein or otherwise necessary to effectuate the transactions contemplated hereby.
Article XI
Post Closing Obligations
Section 11.01 Allocation of Expense and Revenues.
(a)
Provided that the Closing occurs, appropriate adjustments shall be made between Purchaser and Seller so that (i) Purchaser will receive all proceeds from sales of Hydrocarbons that are produced and saved from and after the Effective Time and any other revenues arising out of the ownership or operation of the Assets from and after the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets from and after the Effective Time, including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating or other agreements (regardless of whether Seller or an affiliate of Seller serves as operator prior to the Closing), and (ii) Seller will receive all proceeds from sales of Hydrocarbons that are produced and saved prior to the Effective Time and any other revenues arising out of the ownership or operation of the Assets prior to the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets prior to the Effective Time.

(b)
In addition to the foregoing, the Seller will be paid (i) the amount as of the Effective Time of all prepaid ad valorem, property or similar taxes and assessments based upon or measured by ownership of the Assets and any prepaid costs, including rentals and insurance premiums, insofar as such prepaid costs relate to periods of time after the Effective Time, and (ii) the value of all merchantable Hydrocarbons produced prior to the Effective Time but in storage above the inlet connection or upstream of the applicable sales meter on the Closing Date.

(c)
In addition to the foregoing, the Purchaser will be paid (i) an amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of the Assets that are attributable to periods of time prior to the Effective Time, which amounts shall, to the extent not actually assessed, be computed based on such taxes and assessments for the preceding tax year (such amount to be prorated for the period of Seller’s and Purchaser’s ownership before and after the Effective Time), and (ii) an amount equal to all cash in, or attributable to, suspense accounts relative to the Assets for which Purchaser has assumed responsibility under Section 14.02.

(d)
All amounts due under this Section 11.01 will be settled in accordance with final Accounting Statement under Section 11.03, and shall take into account any amounts reflected in Net Working Capital of the Company as of the Effective Time so as to avoid any duplication or double recovery by the Parties.

Section 11.02 Gas Imbalances. Purchaser and Seller agree that the net gas imbalance attributable to the Subject Interests as of the Effective Time is believed to be that which is set forth on Schedule 11.02 (the “Agreed Imbalance”), notwithstanding that the actual imbalance may be less or greater. Purchaser and Seller shall verify the actual net gas imbalance in the post-closing accounting and any imbalance shall be accounted for between the Parties at the price of US$3.56 per MCF but only as to those volumes which exceed or are less than the Agreed Imbalance. Such settlement shall be final and neither Party thereafter shall make claim upon the other concerning the gas imbalances of the Subject Interests. PURCHASER SHALL BE ENTITLED TO AND ASSUMES ALL RIGHTS AND LIABILITIES RELATING TO GAS IMBALANCES DISCOVERED AFTER THE POST-CLOSING SETTLEMENT INCLUDING ANY REVENUE ADJUSTMENT CAUSED BY SUCH SUBSEQUENTLY DISCOVERED IMBALANCE AND AGREES TO DEFEND AND INDEMNIFY SELLER FROM AND AGAINST ANY CLAIM, BY ANYONE OTHER THAN SELLER OR ITS AFFILIATES, ARISING OUT OF SUCH GAS IMBALANCES REGARDLESS OF SELLER’S NEGLIGENCE OR FAULT (INCLUDING STRICT LIABILITY).

Section 11.03 Final Accounting Statement.
(a)
On or before ninety (90) days after the Closing Date, Seller shall prepare and deliver to Purchaser a post-closing statement setting forth a detailed calculation of all post-Closing adjustments applicable to the period of time between the Effective Time and Closing (“Accounting Statement”). The Accounting Statement shall include any adjustment or payment which was not fully and finally determined as of the Closing Date and the allocation of revenues and expenses as determined in accordance with Section 11.01. To the extent reasonably required by Seller, Purchaser shall assist in the preparation of the Accounting Statement and Purchaser shall provide Seller such data and information as Seller may reasonably request supporting the amounts reflected on the Accounting Statement. The Accounting Statement shall become final and binding upon the Parties on the thirtieth (30th) day following receipt thereof by Purchaser (the “Final Settlement Date”) unless Purchaser gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date. Any Notice of Disagreement shall specify in detail the dollar amount, nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the Dispute (as defined in Section 16.01) evidenced by the Notice of Disagreement in accordance with Article XVI.

(b)
Within five (5) Business Days after the Final Settlement Date, Seller shall pay to Purchaser or Purchaser shall pay to Seller, as applicable, in immediately available funds the net amount due. For purposes of this Agreement, the term “Final Statement” shall mean (i) the revised Statement becoming final pursuant to this Section, or (ii) upon resolution of any Dispute regarding a Notice of Disagreement, the revised Statement reflecting such resolutions, which the Parties shall issue, or cause the Independent Expert or arbitrators to issue, as applicable, following such resolution.

Section 11.04 Further Cooperation. Seller shall make the Records available to be picked up by Purchaser at the offices of Seller promptly following the Closing to the extent the Records are in the possession of Seller and are not subject to contractual restrictions on transferability. Seller shall have the right to retain copies of any of the Records and the rights granted under Section 17.03. Furthermore, after the Closing Date, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Purchaser and to accomplish the orderly transfer of the Assets to Purchaser in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Assets be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Assets be made by the proper Party hereunder.

Article XII
Tax Matters
Section 12.01 Transfer Taxes. All sales, use or other taxes (other than taxes on gross income, net income or gross receipts) and duties, levies, recording fees or other governmental charges incurred by or imposed with respect to the property transfers undertaken pursuant to this Agreement, and the filing of any Tax Returns related thereto, shall be the responsibility of, and shall be paid by, Purchaser. To the extent Seller joins in the execution of any such Tax Returns, Seller shall be given a reasonable opportunity to review and approve of such Tax return prior to the filing thereof.
Section 12.02 Ad Valorem and Similar Taxes. Ad valorem, property, severance and similar taxes and assessments based upon or measured by the value of the Assets shall be divided or prorated between Seller and Purchaser as of the Effective Time. Seller shall retain responsibility for such taxes attributable to the period of time prior to the Effective Time and Purchaser shall assume responsibility for the period of time from and after the Effective Time.
Section 12.03 Tax Returns. The Purchaser shall cause the Company to duly and timely make or prepare all Tax Returns required to be made or prepared by it and to duly and timely file all Tax Returns required to be filed by it for any period which ends on or before the Closing Date and for which Tax Returns have not been filed as of such date; provided, however, that Seller shall make or prepare on behalf of the Company, and Purchaser shall then cause the Company to so file, those Tax Returns set forth on Schedule 5.12. Purchaser shall not amend or file any Tax Return (or take any other action which may give rise to a liability for Seller) for any Tax period prior to the Closing Date without the consent and approval of Seller.
Section 12.04 Tax Cooperation. The Purchaser and the Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Company as is reasonably necessary for the filing of all Tax Returns and making of any election related to Taxes, the preparation for any audit by any Governmental Authority, and the prosecution or defense of any claim or action relating to any Tax Return. The Purchaser and the Seller shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes involving the Company and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section 12.04. In addition, the Purchaser and the Seller agree to maintain or arrange for the maintenance of all records necessary to comply with this Section 12.04 for a period of six years from the Closing Date (or such longer period as may be reasonably requested in writing by the Purchaser or the Seller) and each Party agrees to afford the other reasonable access to such records during normal business hours.

Section 12.05 Tax Assessments.
(a)
If, at any time, the Company receives from a Governmental Authority an assessment, a reassessment or any other notice in writing relating to an amount to which the representations and warranties relating to Taxes in this Agreement may relate and which in turn could give rise to a claim against the Seller under this Agreement (an “Assessment”), the Purchaser shall cause the Company to deliver to the Seller as soon as practicable, but in any event within thirty (30) days of receiving the Assessment, a copy of the Assessment, together with a statement setting out, to the extent possible based on the information provided in the Assessment, the obligations of the Seller, on the assumption that the Assessment is valid and binding. If at any time the Seller or Seller Parent receives from a Governmental Authority an Assessment, Seller or Seller Parent shall deliver to the Purchaser as soon as practicable, but in any event within thirty (30) days of receiving the Assessment, a copy of the Assessment, together with a statement setting out, to the extent possible based on the information provided in the Assessment, the obligations of the Seller, on the assumption that the Assessment is valid and binding.

(b)
The Seller shall have the right, at its own expense and employing counsel of its own choice, to contest any Assessment. In such event, the Seller shall keep the Purchaser reasonably informed of the progress of such contest and the Purchaser shall have the right to retain its own counsel but the fees and expenses of such counsel shall be at the expense of the Purchaser. Except with the consent of the Purchaser, the Seller shall not take any action or agree to any settlement with respect to any Assessment which would result in an increase in the liability of the Company or the Purchaser for any post-Closing Tax period.

(c)
The Purchaser undertakes to inform and to cause the Company to inform the Seller of any audit inquiries received with respect to the representations and warranties relating to Taxes in this Agreement which could give rise to a claim against the Seller under this Agreement and to provide the Seller with the sole right to make representations on behalf of the Company prior to an Assessment which relates to such representations and warranties.

(d)
All tax-sharing agreements or similar agreements with respect to or involving the Company shall be terminated prior to the Closing Date, and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder for amounts due in respect of periods prior to the Closing Date.

(e)
After the date hereof, neither Seller nor Seller Parent will make any election with respect to Taxes which would have a material effect on the Tax liability of the Company without the written consent of Purchaser (such consent not to be unreasonably withheld).

(f)
Seller and Purchaser shall (i) each provide the other, and Purchaser shall cause the Company to provide Seller, with such assistance as may reasonably be requested by any of them in connection with the preparation of any Tax Return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to liability for Taxes, (ii) each retain and provide the other, and Purchaser shall cause the Company to retain and provide Seller with, any records or other information that may be relevant to such Tax Return, audit or examination, proceeding, or determination, and (iii) each provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any Tax Return of the other for any period. Without limiting the generality of the foregoing, Purchaser shall retain, and shall cause the Company to retain, and Seller shall retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules, and other records or information that may be relevant to such returns for all tax periods or portions thereof ending before or including the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other Party with a reasonable opportunity to review and copy the same.

(g)
Seller shall exercise at its expense complete control over the handling, disposition, and settlement of any governmental inquiry, examination, or proceeding that could result in a determination with respect to Taxes due or payable by Purchaser or the Company for which Seller may be liable or against which Seller may be required to indemnify Purchaser or the Company pursuant hereto. Seller shall, however, promptly notify the Company if, in connection with any such inquiry, examination, or proceeding, any Governmental Authority proposes in writing to make any Assessment or adjustment with respect to Tax items of the Company, which Assessments or adjustments could affect the Company following the Closing Date, and shall consult with the Company with respect to any such proposed Assessment or adjustment. Purchaser shall notify Seller in writing promptly upon learning of any such inquiry, examination, or proceeding. Purchaser shall cooperate with Seller, as Seller may reasonably request, in any such inquiry, examination, or proceeding. Neither Seller nor Purchaser shall make any amendments or adjustments to any Tax Returns for any Tax period prior to the Closing Date or any other Tax Return which may affect the Tax liability of the Company or Tax indemnification of Seller under this Agreement without the prior approval of the other Party (such approval not to be unreasonably withheld).

Article XIII
Termination
Section 13.01 Right of Termination. This Agreement may be terminated:
(a)	at any time at or prior to the Closing by mutual written consent of the Parties;
(b)	by Seller on the Closing Date if the conditions set forth in Article VIII have not been satisfied in all material respects by Purchaser or waived by Seller in writing by the Closing Date;
(c)	by Purchaser on the Closing Date if the conditions set forth in Article IX have not been satisfied in all material respects by Seller or waived by Purchaser in writing by the Closing Date;
(d)	by Seller or Purchaser if the Closing shall not have occurred on or before August 31, 2009;
(e)
by either Seller or Purchaser if any Governmental Authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated herein;

(f)
by either Seller or Purchaser if (i) the aggregate amount of the Purchase Price Adjustments agreed by the Seller and Purchaser or otherwise finally determined pursuant to this Agreement with respect to all uncured Title Defects (net of the aggregate amount of the Purchase Price Adjustments for all Title Benefits agreed by the Seller and Purchaser), plus (ii) the aggregate amount of the Environmental Defect Values agreed by the Seller and Purchaser or otherwise finally determined pursuant to this Agreement with respect to all Environmental Defects, plus (iii) the aggregate amount of all casualty losses not covered by insurance (including any deductions or self-insured retentions) exceeds twenty percent (20%) percent of the unadjusted Purchase Price; or

(g)	as otherwise expressly provided herein;
provided, however, that neither Seller nor Purchaser shall have the right to terminate this Agreement pursuant to clause (b), (c), or (d) above if such Party is at such time in material breach of any provision of this Agreement.
Section 13.02 Effect of Termination. In the event that the Closing does not occur as a result of Seller or Purchaser exercising its right to terminate pursuant to Section 13.01, then except as set forth in Section 13.03, this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement, except that nothing herein shall relieve any Party from any liability for any breach hereof or any liability that has accrued prior to the date of such termination.

Section 13.03 Termination Damages.
(a)
If all conditions precedent to the obligations of Purchaser set forth in Article VIII have been met and the transactions contemplated by this Agreement are not consummated on or before the Closing Date because of (i) the failure of Purchaser to perform any of its obligations hereunder in any material respect or (ii) any representation or warranty of Purchaser contained herein that are qualified by materiality are not true and correct in all respects and/or if such representation or warranty is not qualified by materiality is not true and correct in all material respects, then Seller shall have the option to terminate this Agreement, in which case Seller shall have the right to receive the Escrow Fund as liquidated damages, which remedy shall be the sole and exclusive remedy available to Seller for Purchaser’s failure to perform or breach. Purchaser and Seller acknowledge and agree that (i) Seller’s actual damages upon the event of such a termination are difficult to ascertain with any certainty, (ii) that the Escrow Fund is a reasonable estimate of such actual damages and (iii) such liquidated damages do not constitute a penalty.

(b)
If this Agreement is terminated by the mutual written agreement of Purchaser and Seller, or if the Closing does not occur on or before the Closing Date, for any reason other than as set forth in this Section 13.03, then Seller shall direct that the Escrow Fund be returned to Purchaser in immediately available funds within three (3) Business Days after such termination. Purchaser and Seller shall thereupon have the rights and obligations set forth elsewhere herein.

Article XIV
Obligations and Indemnification
Section 14.01 Purchaser’s Indemnification. Provided that the Closing occurs, and subject to Seller’s and Seller Parent’s indemnification obligations set forth in Section 14.02 and Section 14.03, Purchaser shall release, defend, indemnify and hold harmless Seller Parent, Seller and their respective officers, directors, employees, agents, partners, representatives, members, shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Seller Indemnitees”) from and against any and all Damages as a result of, arising out of, or related to (i) any breach or inaccuracy of the representations and warranties of the Purchaser set forth in this Agreement, (ii) any breach or failure to perform or satisfy any of the covenants or obligations of the Purchaser set forth in this Agreement, and (iii) the Company Obligations, in any such event REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE SELLER INDEMNITEES.

Section 14.02 Seller’s Indemnification — Representations, Warranties and Covenants and Third Party Non-Environmental Claims. Provided that the Closing occurs, Seller and Seller Parent, jointly and severally, shall release, defend, indemnify and hold harmless Purchaser, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the “Purchaser Indemnitees”) from and against any and all Third Party non-environmental claims relating to Seller’s ownership of the Purchased Shares or the Company’s ownership of the Assets prior to the Effective Time or any Damages as a result of, arising out of, or related to (i) any breach or inaccuracy of the representations and warranties of the Seller set forth in this Agreement, (ii) any breach or failure to perform or satisfy any of the covenants or obligations of the Seller set forth in this Agreement, and (iii) the Specified Obligations, excluding Third Party environmental claims which shall be covered by Section 14.03 and all taking into account any amounts reflected in Net Working Capital of the Company as of the Effective Time so as to avoid any duplication or double recovery by the Purchaser, in any such event REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE PURCHASER INDEMNITEES. Notwithstanding the foregoing, the indemnification obligations of Seller and Seller Parent under this Section 14.02:
(a)
shall only apply if Purchaser has provided Seller and Seller Parent with written notice of a good faith claim for indemnification within one (1) year of the Closing, except for Damages arising out of any breach or inaccuracy of the representations and warranties of the Seller set forth in Sections 5.12 and 5.15 and the obligations of the Seller and Seller Parent in Article XII which shall survive until the expiration of the applicable statute of limitations; and

(b)
shall be limited to amounts in the aggregate in excess of two and one-half percent (2.5%) of the Purchase Price (the “Basket Amount”) up to a maximum aggregate liability of thirty percent (30%) of the Purchase Price, except that Damages arising out of any breach of the representations and warranties set forth in Sections 5.01, 5.02, 5.03, 5.07(b), 5.08, 5.12 and 5.15 and the obligations of the Seller and Seller Parent in Section 7.08 and Article XII shall not be subject to the Basket Amount and in which event the maximum aggregate liability of Seller and Parent with respect to all such claims shall not exceed the Purchase Price.

Section 14.03 Seller’s Indemnification — Third Party Environmental Claims. Provided that the Closing occurs, Seller and Seller Parent, jointly and severally, shall release, defend, indemnify and hold harmless the Purchaser Indemnitees from and against any and all Third Party claims alleging violations of Environmental Laws (“Environmental Claims”) relating to the Company’s ownership or operation of the Assets prior to the Effective Time, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE PURCHASER INDEMNITEES; provided, however, that Seller’s indemnification obligation under this Section 14.03:
(a)	shall only apply if Purchaser has provided Seller and Seller Parent with written notice of a good faith claim for indemnification within one (1) year of the Closing, and

(b)	shall be limited to amounts in the aggregate in excess of two and one-half percent (2.5%) of the Purchase Price up to a maximum aggregate liability of thirty percent (30%) of the Purchase Price.
Notwithstanding anything in this Agreement to the contrary, neither Seller nor Seller Parent shall have any indemnification obligations to the Purchaser hereunder with respect to Third Party Environmental Claims relating to Company’s ownership or operation of the Assets prior to the Effective Time if such matters (i) have been taken into account pursuant to the review and adjustment procedures described in Article IV of this Agreement, or (ii) have otherwise been disclosed to the Purchaser in writing prior to Closing.
ARTICLE IV AND THIS SECTION 14.03 SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF PURCHASER FOR ANY DAMAGES ARISING OR INCURRED BY PURCHASER UNDER ENVIRONMENTAL LAWS. PURCHASER, FOR ITSELF AND ITS AFFILIATES, HEREBY EXPRESSLY, WAIVES, RELEASES, DISCLAIMS AND NEGATES ANY AND ALL RIGHTS OR CAUSES OF ACTION IT MIGHT OTHERWISE HAVE AGAINST SELLER, SELLER PARENT OR ITS AFFILIATES UNDER STATUTORY OR COMMON LAW, WHETHER ARISING IN TORT, CONTRACT, EQUITY, BY STATUTE, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH ENVIRONMENTAL LAWS OR WITH RESPECT TO ANY MATERIALS, SUBSTANCES, WASTES OR ACTIVITIES REGULATED THEREUNDER.
Section 14.04 Notices and Defense of Indemnified Matters. Each Party shall promptly notify the other Parties of any matter of which it becomes aware and for which it is entitled to indemnification from the other Parties under this Agreement. The indemnifying Parties shall be obligated to defend, at such indemnifying Party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Parties relating to any matter for which such indemnifying Party has agreed to indemnify and hold the indemnified Parties harmless under this Agreement. However, the indemnified Parties shall have the right to participate with the indemnifying Parties in the defense of any such matter at its own expense.

Article XV
Limitations on Representations and Warranties
Section 15.01 Disclaimers of Representations and Warranties. The express representations and warranties of Seller and Purchaser contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES THAT SELLER HAS NOT MADE, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND PURCHASER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO PURCHASER BY OR ON BEHALF OF SELLER, AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER IN THIS AGREEMENT, SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND PURCHASER HEREBY WAIVES, AS TO PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF PURCHASER AND SELLER THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO PURCHASER, AND PURCHASER SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND PURCHASER REPRESENTS TO SELLER THAT PURCHASER WILL MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO SUCH PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES AS PURCHASER DEEMS APPROPRIATE. SELLER AND PURCHASER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.
Section 15.02 Survival. The representations, warranties, covenants and obligations of Purchaser under this Agreement shall survive the Closing indefinitely. The representations, warranties, covenants and obligations of Seller under this Agreement shall survive the Closing for a period of one (1) year from the Closing, except that the representations and warranties of Seller under Sections 5.12 and 5.15 and the obligations of the Seller and Seller Parent set forth in Article XII shall survive in accordance with the applicable statutes of limitations.
Article XVI
Dispute Resolution
Section 16.01 General. Any and all claims, disputes, controversies or other matters in question arising out of or relating to title issues, environmental issues, or calculation of the Statement or revisions thereto (all of which are referred to herein as “Disputes”, but which term shall not include any other disputes claims, disputes, controversies or other matters in question arising under this Agreement) shall be resolved in the manner prescribed by this Article XVI.

Section 16.02 Senior Management. If a Dispute occurs that the senior representatives of the Parties responsible for the transactions contemplated by this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arose, Seller shall nominate and commit one of its senior officers, and Purchaser shall nominate and commit one of its senior officers, to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve same. If such senior management have been unable to resolve such Dispute within a period of fifteen (15) days after such meeting, or if such meeting has not occurred within forty-five (45) days following such Dispute arising, then either Party shall have the right, by written notice to the other, to resolve the Dispute through the relevant Independent Expert pursuant to Section 16.03.
Section 16.03 Independent Expert.
(a)
Each of Purchaser and Seller shall have the right to submit Disputes regarding title issues, environmental issues, or calculation of the Accounting Statement or revisions thereto, to an independent expert appointed in accordance with this Section 16.03 (each, an “Independent Expert”), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of such Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Rules (as defined in Subsection (b) of this Section 16.03).

(b)
Disputes to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the rules and procedures of the Texas Arbitration Act and the Rules of the American Arbitration Association to the extent such Rules do not conflict with such Texas Arbitration Act or the provisions of this Agreement The Independent Expert shall be instructed by the Purchaser and Seller to resolve such Dispute as soon as reasonably practicable in light of the circumstances. The decision and award of the Independent Expert shall be binding upon all Parties as an award under the Federal Arbitration Act and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court. In no event shall the Independent Expert have any authority to award any punitive, indirect or consequential damages.

(c)	The charges and expenses of the arbitrator shall be shared equally by Seller and Purchaser.
(d)	Any arbitration hearing held pursuant to Section 16.03 shall be held in Houston, Texas.

Section 16.04 Limitation on Arbitration. ALL OTHER DISAGREEMENTS, DIFFERENCES, OR DISPUTES ARISING BETWEEN SELLER AND PURCHASER UNDER OR PURSUANT TO THIS AGREEMENT (AND NOT COVERED BY SECTION 16.03) SHALL NOT BE SUBJECT TO ARBITRATION BUT SHALL BE DETERMINED BY A COURT OF COMPETENT JURISDICTION, UNLESS THE PARTIES OTHERWISE MUTUALLY AGREE.
Article XVII
Miscellaneous
Section 17.01 Consequential Damages. Notwithstanding anything to the contrary in this Agreement, in no event shall any Party be entitled to receive any punitive, indirect or consequential damages in connection with the transactions contemplated by this Agreement, unless same are a part of a Third Party claim for which a Party is seeking indemnification hereunder, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF THE OTHER PARTY.
Section 17.02 Names. As soon as reasonably possible after the Closing, but in no event later than thirty (30) days after the Closing, Purchaser shall remove the names of Seller and its affiliates, and all variations thereof, from all of the Assets and make the requisite filings with, and provide the requisite notices to, the appropriate federal, state or local agencies to place the title or other indicia of ownership, including operation of the Assets, in a name other than the name of the Seller or any of its affiliates, or any variations thereof. For further certainty, Purchaser must remove the word “Ivanhoe” from the Company’s name.
Section 17.03 Expenses. Each Party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with this transaction, and no Party shall be entitled to any reimbursement for such expenses from any other Party.
Section 17.04 Document Retention. As used in this Section 17.04, the term “Documents” shall mean all files, documents, books, records and other data delivered to Purchaser by Seller pursuant to the provisions of this Agreement (other than those that Seller has retained either the original or a copy of), including, but not limited to: financial and tax accounting records; land, title and division of interest files; contracts; engineering and well files; and books and records related to the operation of the Assets prior to the Closing Date. Purchaser shall retain and preserve the Documents for a period of no less than four (4) years following the Closing Date (or for such longer period as may be required by law or governmental regulation), and shall allow Seller or its representatives to inspect the Documents at reasonable times and upon reasonable notice during regular business hours during such time period. Seller shall have the right during such period to make copies of the Documents at its expense.
Section 17.05 Entire Agreement. This Agreement, the documents to be executed hereunder, the exhibits attached hereto and the Confidentiality Agreement constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties and specifically referencing this Agreement.

Section 17.06 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
Section 17.07 Publicity. No Party will issue any public announcement or press release concerning this transaction without the written consent of the other Parties (except as required by Law or applicable stock exchange rules or regulations, and in such case with prior written agreement between the Parties on the wording of the announcement or press release, such consent not to be unreasonably withheld, conditioned or delayed).
Section 17.08 Certain Rules of Construction and Interpretation.
(a)
The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Agreement shall not be construed more strictly against one Party than another on the grounds of authorship.

(b)	Time is of the essence in and of this Agreement.
(c)
Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a Business Day, such time period shall be extended to the next Business Day following the day on which it would otherwise end.

(d)
Whenever any action to be taken or payment to be made pursuant to this Agreement would otherwise be required to be made on a day that is not a Business Day, such action shall be taken or such payment shall be made on the first Business Day following such day.

(e)	Unless otherwise specified, all references to amounts of money in this Agreement refer to the lawful currency of the United States of America.
(f)	Including — Where the word “including” or “includes” is used in this Agreement, it means “including without limitation” or “includes without limitation”.
(g)
The use of words in the singular or plural, or referring to a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such persons or circumstances as the context otherwise permits.

(h)
Any reference to a statute shall mean the statute in force as at the date of this Agreement (together with all regulations promulgated thereunder), as the same may be amended, re-enacted, consolidated or replaced from time to time, and any successor statute thereto, unless otherwise expressly provided.

(i)
Any reference to an action taken by a Person in the ordinary course means that such action is consistent with past practices of such Person and is taken in the ordinary course of the normal operations of such Person.

Section 17.09 No Third Party Beneficiaries. Except as provided in Sections 14.03, 14.04 and 14.05, nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall otherwise not be construed as a Third Party beneficiary contract.
Section 17.10 Assignment. No Party may assign or delegate any of its rights or duties hereunder without the prior written consent of the other Parties and any assignment made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.
Section 17.11 Governing Law. This Agreement, all other documents delivered pursuant hereto and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The Parties agree to exclusive jurisdiction and venue of the courts of the State of Texas located in Harris, County, Texas, or if such courts do not have proper jurisdiction to the United States District Court for the Southern District of Texas, Houston Division, and the appellate courts from any thereof, and hereby consent and agree that any action or proceeding in connection with this Agreement may be brought in such courts. Each Party hereby waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient forum and agrees not to plead or claim the same.
Section 17.12 Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by U.S. Mail postage prepaid, return receipt requested, or overnight courier to the addresses of Seller and Purchaser set forth below. Any such notice shall be effective only upon receipt.

Seller:	Ivanhoe Energy Holdings Inc. Suite 654, 999 Canada Place Vancouver, Canada V6C 3E1 Attention: Corporate Secretary

Seller Parent:	Ivanhoe Energy Inc. Suite 654, 999 Canada Place Vancouver, Canada V6C 3E1 Attention: Corporate Secretary

Purchaser:	Seneca South Midway, LLC 1201 Louisiana Street, Suite 400 Houston, Texas 77002 Attn: Land Manager

Purchaser Parent:	Seneca Resources Corporation 1201 Louisiana Street, Suite 400 Houston, Texas 77002 Attn: Land Manager
Any Party may, by written notice so delivered to the other Parties, change its address for notice purposes hereunder.
Section 17.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the Parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 17.14 Counterpart Execution. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each Party that executes the same whether or not all Parties execute the same counterpart. If counterparts of this Agreement are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Agreement, but each counterpart shall be considered an original. This Agreement may be executed and delivered by exchange of facsimile or PDF copies showing the signatures of the Parties, and those facsimile or PDF copies showing the signatures of the Parties will constitute originally signed copies of the same agreement requiring no further execution.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first set forth above.

SELLER:

IVANHOE ENERGY HOLDINGS INC.

By:	“W. Gordon Lancaster”

Name: W. Gordon Lancaster
Title: President

SELLER PARENT:

IVANHOE ENERGY INC.

By:	“W. Gordon Lancaster”

Name: W. Gordon Lancaster
Title: Chief Financial Officer

PURCHASER:

SENECA SOUTH MIDWAY, LLC

By:	“Matthew D. Cabell”

Name: Matthew D. Cabell
Title: President

PURCHASER PARENT:

SENECA RESOURCES CORPORATION

By:	“Matthew D. Cabell”

Name: Matthew D. Cabell
Title: President

APPENDIX I
DEFINITIONS
“Accounting Statement” shall have the meaning set forth in Section 11.03.
“Affiliate” means, with respect to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management of an entity, whether through ownership of voting securities, by contract or otherwise.
“Agreed Imbalance” has the meaning set forth in Section 11.02.
“Agreement” means this Purchase and Sale Agreement, as amended, supplemented or modified from time to time.
“Allocated Values” means the allocation of values for the Assets of the Company shown on Exhibit C.
“Assessment” shall have the meaning set forth in Section 12.05(a).
“Assets” shall mean all of the Company’s right, title and interest in and to:
(a)
the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the “Leases”) and any overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the “Subject Interests,” or singularly, a “Subject Interest”);

(b)
all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbons (as defined in Subsection (d) below) production after the Effective Time (as hereinafter defined) attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c)
all easements, rights-of-way, surface leases, servitudes, and other estates or similar rights and privileges directly related to or used solely in connection with the Subject Interests (the “Easements”), including, without limitation, the Easements described or referred to in Exhibit A;

(d)
all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests and the Easements or with the production, treatment, sale, or disposal of oil, gas or other hydrocarbons (collectively, “Hydrocarbons”), byproducts or waste produced therefrom or attributable thereto, including, without limitation, all wells located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B, wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities, and other materials, supplies, equipment, facilities and machinery (collectively, “Personal Property”);

(e)
all contracts, agreements and other arrangements that directly relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the “Contracts”);

(f)
all books, records, files, muniments of title, reports and similar documents and materials, including, without limitation, minute books, corporate, tax, legal, financial and other books and records of the Company (but excluding employee files), and all lease records, well records, division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files, correspondence, that relate to the foregoing interests in the possession of, and maintained by, Seller (collectively, the “Records”); and

(g)
all geological and geophysical data relating to the Subject Interests, other than such data that is interpretive in nature or which cannot be transferred without the consent of or payment to any Third Party.

Notwithstanding the foregoing, the Assets shall not include any of the Excluded Assets.
“Balance Sheet” has the meaning set forth in Section 5.05.
“Business Days” means all calendar days excluding Saturdays, Sundays and U.S. legal holidays.
“Closing” means the closing and consummation of the transactions contemplated by this Agreement.
“Closing Date” has the meaning set forth in Section 10.01.

“Code” means the Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the Recitals to this Agreement.
“Company Obligations” means all duties, obligations and liabilities of every kind and character with respect to the Company, the Assets or the ownership or operation thereof, whether attributable to periods before or after the Effective Time, including, without limitation, those arising out of (a) the terms of the Easements, Contracts, Leases, Personal Property or Subject Interests comprising part of the Assets, (b) Gas Imbalances, (c) suspense accounts, (d) ad valorem, property, severance and other similar taxes or assessments based upon or measured by the ownership of the Assets or the production therefrom, (e) the condition of the Subject Interests, regardless of whether such condition arose before or after the Effective Time, (f) obligations to properly plug and abandon or re-plug or re-abandon or remove wells, flowlines, gathering lines or other facilities, equipment or other personal property or fixtures comprising part of the Assets, (g) obligations to restore the surface of the Subject Interests and obligations to remediate or bring the Subject Interests into compliance with applicable Environmental Laws (including conducting any remediation activities that may be required on or otherwise in connection with activities on the Subject Interests), regardless of whether such obligations or conditions or events giving rise to such obligations, arose, occurred or accrued before or after the Effective Time, and (h) any other duty, obligation, event, condition or liability assumed by Purchaser under the terms of this Agreement
“Confidentiality Agreement” means that certain Confidentiality Agreement dated April 16, 2009, between Ivanhoe Energy Inc. and Seneca Resources Corporation.
“Contracts” has the meaning set forth in the definition of Assets.
“Damages” shall mean any and all claims, damages, liabilities, losses, causes of action, costs and expenses (including without limitation those involving theories of NEGLIGENCE OR STRICT LIABILITY and including court costs and attorneys’ fees).
“Deficit Net Working Capital” means the amount by which Net Working Capital of the Company as of the Effective Time, is less than $1,178,000.
“Defensible Title” shall have the meaning set forth in Section 3.02.
“Dispute” has the meaning set forth in Section 16.01.
“Easements” has the meaning set forth in the definition of Assets.
“Effective Time” means 7:00 a.m., Houston, Texas time, on January 1, 2009.
“Environmental Defect” has the meaning set forth in Section 4.02(a).
“Environmental Defect Notice” has the meaning set forth in Section 4.03(a).
“Environmental Defect Value” has the meaning set forth in Section 4.02(b).

“Environmental Information” has the meaning set forth in Section 4.01(b).
“Environmental Laws” has the meaning set forth in Section 4.02(c).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any entity, trade or business that is a member of a group described in Section 414(b),(c), (m) or (o) of the Code or Section 4001(b)(l) of ERISA that includes the Company, or that is a member of the same “controlled group” as the Company pursuant to section 4001(a)(14) of ERISA; provided, however, that the Company shall not be considered to be an ERISA Affiliate of the Seller or its Affiliates from and after the Closing Date.
“Escrow Fund” shall have the meaning set forth in Section 2.02.
“Examination Period” has the meaning set forth in Section 3.01.
“Excess Net Working Capital” means the amount by which Net Working Capital of the Company as of the Effective Time, is greater than $1,178,000.
“Excluded Assets” has the meaning set forth in Section 1.02.
“Final Settlement Date” has the meaning set forth in Section 11.03(a).
“Final Statement” has the meaning set forth in Section 11.03(b).
“GAAP” means U.S. generally accepted accounting principles, as recognized by the U.S. Financial Accounting Standards Board (or any generally recognized successor).
“Governmental Authority” has the meaning set forth in Section 4.02(d).
“Hydrocarbons” has the meaning set forth in the definition of Assets.
“Indebtedness” means obligations (a) for borrowed money, (b) evidenced by notes, indentures or similar instruments, (c) under capital leases, (d) for the deferred purchase price for property or other assets, or (e) in the nature of guarantees of obligations described in clauses (a), (b), (c) or (d) above.
“Independent Expert” has the meaning set forth in Section 16.03.
“Intellectual Property” means trade names, trademarks and service marks, patents, patent rights and copyrights, whether domestic or foreign, (as well as applications, registrations or certificates for any of the foregoing), inventions, trade secrets, proprietary processes and formulae, software and other property rights generally considered to be intellectual property.
“Interim Balance Sheet” has the meaning set forth in Section 5.05.
“Knowledge” means (i) with respect to the Seller, to the actual knowledge (without investigation) of Chuck Dobie, Gordon Lancaster or Ed Vieth, and (ii) with respect to the Purchaser, to the actual knowledge (without investigation) of Matt Cabell, Cindy Wilkinson or Don Smith.

“Leases” has the meaning set forth in the definition of Assets.
“Law” means all applicable laws, common law, statutes, regulations, by-laws, rules, decrees, orders, ordinances, protocols, codes, guidelines, policies, notices, directions and judgments or other requirements of any Governmental Authority.
“Liability” means any and all liabilities and obligations of any nature whether known or unknown and whether absolute, accrued, contingent or otherwise.
“Lien” means any lien, mortgage, security interest, pledge, deposit, restriction, burden, encumbrance, or lease or other arrangement substantially equivalent thereto, but does not include any production payment obligation.
“Material Adverse Effect” means a change or effect that is materially adverse to (A) the business, assets, liabilities, financial condition, or results of operations of the Company or the Assets, taken as a whole, but shall not include any changes or effects (w) relating to or resulting from general economic, political or market conditions, (x) resulting from changes in Law, (y) resulting from the execution or announcement of this Agreement or compliance with the terms hereof, or (z) generally affecting the industries in which the Company operates, or (B) the ability to consummate the transactions contemplated hereby.
“Material Contract” means any written or oral agreement, contract, commitment, or understanding (collectively, a “Company Contract”) to which the Company is a party or to which the Assets may be subject (other than oil, gas and/or mineral leases) that meets one or more of the following criteria:
(a)
any Company Contract involving consideration with a total value in excess of US$100,000, which is not cancelable by the Company upon notice of sixty (60) days or less without liability for further payment other than nominal penalty, pursuant to which the Company acquires any material portion of the raw materials, supplies or services used or consumed by the Company in the operation of its business (unless such raw materials, supplies or services are readily available to the Company from other sources on comparable terms);

(b)
any Company Contract that can reasonably be expected to result in aggregate payments by the Company of more than Fifty Thousand Dollars (US$50,000) during the current or any subsequent fiscal year of the Company (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(c)
any Company Contract that can reasonably be expected to result in aggregate revenues to the Company of more than Fifty Thousand Dollars (US$50,000) during the current or any subsequent fiscal year of the Company (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(d)	any marketing, sales, transportation, processing or similar Company Contract that is not terminable without penalty on sixty (60) Days or less notice;
(e)
any indenture, mortgage, loan, credit or sale-leaseback or similar Company Contract that can reasonably be expected to result in aggregate payments by the Company of more than Fifty Thousand Dollars (US$50,000) during the current or any subsequent fiscal year of the Company;

(f)
any Company Contract that constitutes a lease, under which the Company is the lessor or the lessee of real or personal property which lease (i) cannot be terminated by the Company without penalty upon sixty (60) days or less notice and (ii) involves an annual base rental of more than Fifty Thousand Dollars (US$50,000);

(g)	any Company Contract with an Affiliate of Seller that will not be terminated prior to Closing;
(h)
any licensing agreement or other Company Contract with respect to Intellectual Property (but excluding “off the shelf” or “shrink-wrap” software with a value of less than Two Thousand Dollars (US$2,500), including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any Intellectual Property;

(i)	any collective bargaining agreement and other Company Contract to or with any labor union or other employee representative of a group of employees;
(j)	any joint venture, partnership, and other Company Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;
(k)
any Company Contract containing covenants that in any way purport to restrict the business activity of the Company or any Affiliate of the Company or limit the freedom of the Company or any Affiliate of the Company to engage in any line of business or to compete with any Person;

(l)	any Company Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

(m)	any power of attorney that is currently effective and outstanding relating to the Company or the Assets;
(n)	any Company Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by the Company to be responsible for consequential damages;
(o)	any written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by the Company other than in the Ordinary Course of Business; and
(p)	any amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.
“Net Revenue Interest” has the meaning set forth in Section 3.02(a).
“Net Working Capital” means current assets (excluding cash and cash equivalents and inter-company receivables) minus current liabilities (excluding inter-company payables and the current portion of long term indebtedness), each as calculated in accordance with GAAP consistently applied.
“Ordinary Course of Business” means the ordinary course of business, consistent with past custom and practice (including with respect to quantity, quality and frequency) of the relevant Person.
“Permits” means all permits, licenses, franchises, consents, approvals and other similar rights and privileges to the extent used in connection with the ownership or operation of the Assets by the Company.
“Permitted Encumbrances” has the meaning set forth in Section 3.02(d).
“Person” (whether or not capitalized) means any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, limited liability partnership, trust, bank, trust company, land trust, business trust or other entity or organization, whether or not a Governmental Authority.
“Personal Property” has the meaning set forth in the definition of Assets.
“Purchase Price” has the meaning set forth in Section 2.01.
“Purchased Shares” has the meaning set forth in the Recitals to this Agreement.
“Purchaser” has the meaning set forth in the introductory paragraph of this Agreement.
“Purchaser’s Environmental Consultant” shall have the meaning set forth in Section 4.01(a).

“Purchaser’s Environmental Review” shall have the meaning set forth in Section 4.01(a).
“Records” has the meaning set forth in the definition of Assets.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” has the meaning set forth in the introductory paragraph of this Agreement.
“Specified Obligations” means (a) all obligations and liabilities of the Company for the payment or improper payment of royalties, rentals and other similar payments under the Leases relating to the Subject Interests accruing prior to the Effective Time; (b) all obligations of the Company under the Contracts for (i) overhead charges related to periods prior to the Effective Time, (ii) costs and expenses incurred prior to the Effective Time for goods and services provided prior to the Effective Time, and (iii) other payment obligations that accrue and become due prior to the Effective Time; (c) all Liability of the Company to Third Parties for personal injury or death arising out of or relating to the ownership or operation of the Assets prior to the Effective Time; (d) ad valorem, property, severance, and similar taxes attributable to the period of time prior to the Effective Time retained by Seller under Section 12.02; and (e) all litigation existing as of the Closing Date, to the extent it relates to the period of time prior to the Effective Time.
“Statement” has the meaning set forth in Section 10.03.
“Subject Interests” has the meaning set forth in the definition of Assets.
“Tax” or “Taxes” means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, federal royalty, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers’ compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed or payable to the United States or any state, local or foreign governmental subdivision or agency thereof, and in each instance such term shall include any interest, penalties or additions to tax attributable to any such Tax, including penalties for the failure to file any Tax Return or report.
“Tax Return” means any return (including any information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any applicable legal requirement relating to any Tax.

“Third Party” means any Person other than the Company, Purchaser, Purchaser Parent, Seller or Seller Parent, or any of their respective Affiliates.
“Title Benefit” has the meaning set forth in Section 3.08.
“Title Defect” has the meaning set forth in Section 3.03.
“Title Defect Value” has the meaning set forth in Section 3.04(c).
“Working Interest” has the meaning set forth in Section 3.02(b).

EXHIBIT A
SUBJECT INTERESTS

Exhibit “A”
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy
Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC,
as Purchaser, And Seneca Resources Corporation, as Purchaser Parent,
Effective as of January 1, 2009
Subject Interest (Listing of Leases)

CA-001-020-A
Date:	July 7, 1975
Lessor:	United States of America, CACA-2855
Lessee:	Louise Sanford
Recorded:	Not recorded

CA-002-001-A
Date:	April 3, 1999
Lessor:	Ruth I. Morgan
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010971, Official Records of
Kern County, California

CA-002-001-B
Date:	April 3, 1999
Lessor:	John R. Morgan, Trustee of the Morgan Trust dated 04/07/1987
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010972, Official Records of
Kern County, California
CA-002-001-C
Date:	April 3, 1999
Lessor:	Donald L. Metzner, Trustee of the Metzner Trust dated 04/24/1985
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010973, Official Records of Kern County, California

CA-002-001-D
Date:	April 3, 1999
Lessor:	Joanna Metzner, Trustee of the Metzner Trust dated 04/24/1985
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010974, Official Records of Kern County, California

CA-002-001-E
Date:	April 3, 1999
Lessor:	Kay M. Michael and Charlene Michael, Trustees of the Kay and Charlene Michael Trust dated 08/19/1991
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010975, Official Records of Kern County, California

CA-002-002-A
Date:	April 12, 1999
Lessor:	James R. Goulding, as an Heir and Devisee of the Estate of Blanche E. Clements, deceased, who acquired title as Blanche M. Griggs
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010976, Official Records of Kern County, California

CA-002-002-B
Date:	December 10, 1999
Lessor:	Jennifer E. Trueman, as an Heir and Devisee of the Estate of Blanche E. Clements, deceased, who acquired title as Blanche M. Griggs
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140253, Official Records of Kern County, California

CA-002-002-C
Date:	January 25, 2000
Lessor:	Richard Rey Garriott, aka Richard Rae Garriott, Nancy Jeanne Hill, Melodie Mary Garriott
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140252, Official Records of Kern County, California

CA-002-002-D
Date:	May 15, 2000
Lessor:	Gail D. Bradley, aka Gail D. Watkins, as an Heir and Devisee of the Estate of Anna G. Reid, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 17, 2000 as Document #0200085752, Official Records of Kern County, California

CA-002-002-F
Date:	March 8, 2007
Lessor:	Lucille Toscano, Successor Trustee of the Lucille Toscano and Bernadine N. Lake Revocable Trust of 09/14/1999
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	April 18, 2007, as Document #0207083910, Official Records of Kern County, California

CA-002-003-A
Date:	April 11, 1999
Lessor:	Marcelina G. Weathers
Lessee:	West Best Resources, Ltd.
Recorded:	January 28, 2000 as Document #0200010977, Official Records of Kern County, California

CA-002-005-A
Date:	April 13, 2000
Lessor:	James Monk Wells
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 16, 2000 as Document #0200072804, Official Records of Kern County, California

CA-002-005-B
Date:	April 13, 2000
Lessor:	Murray Hyman Wells
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 16, 2000 as Document #0200072803, Official Records of Kern County, California

CA-002-005-C
Date:	April 13, 2000
Lessor:	Martha Marie Higgins, as an Heir and Devisee of the Estate of Francesce Marie Carpenter, who acquired title as Francesce Marie Conway, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 16, 2000 as Document #0200072802, Official Records of Kern County, California

CA-002-005-D
Date:	April 13, 2000
Lessor:	Kathleen J. Jesch, as an Heir and Devisee of the Estate of Francesce Marie Carpenter, who acquired title as Francesce Marie Conway, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 16, 2000 as Document #0200072801, Official Records of Kern County, California

CA-002-005-E
Date:	April 13, 2000
Lessor:	Kingsley W. Miller
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 16, 2000 as Document #0200072800, Official Records of Kern County, California

CA-002-005-F
Date:	June 6, 2000
Lessor:	Martha Marie Higgins as an Heir and Devisee of the Estate of Francesce Marie Carpenter, who acquired title as Francesce Marie Conway, deceased, an Heir and Devisee of the Estate of Thelma E. Keil, who acquired title as Thelma Elizabeth Wells, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140244, Official Records of Kern County, California

CA-002-005-G
Date:	June 6, 2000
Lessor:	Kathleen J. Jesch, as an Heir and Devisee of the Estate of Francesce Marie Carpenter, who acquired title as Francesce Marie Conway, deceased, an Heir and Devisee of the Estate of Thelma E. Keil, who acquired title as Thelma Elizabeth Wells, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140245, Official Records of Kern County, California

CA-002-005-H
Date:	June 6, 2000
Lessor:	Joseph Ziemann, Administrator of the Estate of Kingsley H. Wells, deceased and Joseph Ziemann, Administrator of the Estate of Kingsley H. Wells, deceased, an Heir and Devisee of the Estate of Thelma E. Keil, who acquired title as Thelma Elizabeth Wells, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140246, Official Records of Kern County, California

CA-002-006-B
Date:	June 16, 2000
Lessor:	Janice Acres, as an Heir and Devisee of the Estate of Christine A. Fletcher, deceased, who acquired title as Christine A. Borradori
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140247, Official Records of Kern County, California

CA-002-006-C
Date:	June 16, 2000
Lessor:	Wayne Acres, as an Heir and Devisee of the Estate of Garvel Acres, deceased, an Heir and Devisee of the Estate of Christine A. Fletcher, deceased, who acquired title as Christine A. Borradori
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140248, Official Records of Kern County, California

CA-002-006-D
Date:	June 16, 2000
Lessor:	David Acres, as an Heir and Devisee of the Estate of Garvel Acres, deceased, an Heir and Devisee of the Estate of Christine A. Fletcher, deceased, who acquired title as Christine A. Borradori
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 2, 2000 as Document #0200140249, Official Records of Kern County, California

CA-002-008-A
Date:	November 1, 1993
Lessor:	Shell Western E&P Inc.
Lessee:	J. P. Oil Company, Inc.
Recorded:	December 20, 1993 as Book 6963 Page1790, Official Records of Kern County, California

CA-002-010-A
Date:	June 1, 2001
Lessor:	United States of America, CACA 42931
Lessee:	Ivanhoe Energy Inc.
Recorded:	Not recorded

CA-002-011-A
Date:	December 28, 2005
Lessor:	Transamerica Minerals Company
Lessee:	Aera Energy LLC and Ivanhoe Energy (USA) Inc. dba
USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	February 13, 2006, as Document #0206036027, Official Records of Kern County, California

CA-003-001-A
Date:	March 9, 1999
Lessor:	Harold Clifton, et al, Trustees of the Fern Jeppi Marital Trust
Lessee:	West Best Resources Ltd.
Recorded:	April 1, 1999 as Document #0199046935, Official Records of Kern County, California

CA-003-001-B
Date:	March 29, 1999
Lessor:	Ivan Miller Thor, et ux, Trustees of the Ivan Miller Thor and Joan R. Thor Living Trust dated 12/18/91
Lessee:	West Best Resources Ltd.
Recorded:	May 17, 1999 as Document #0199070134, Official Records of Kern County, California

CA-003-001-C
Date:	April 11, 2000
Lessor:	The Board of Trustees of the Leland Stanford Jr. University, Trustee U/W of Roy H. Anderson known as the R.H. Anderson Memorial Fund
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113190, Official Records of Kern County, California

CA-003-001-D
Date:	March 16, 2000
Lessor:	Deborah Lee Garner
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113189, Official Records of Kern County, California

CA-003-001-E
Date:	April 26, 2000
Lessor:	Terry M. Keyes
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113192, Official Records of Kern County, California

CA-003-001-F
Date:	April 26, 2000
Lessor:	Lawrence James Mailliard
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113191, Official Records of Kern County, California

CA-003-001-G
Date:	May 4, 2000
Lessor:	Sandra Maillliard
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113194, Official Records of Kern County, California

CA-003-001-H
Date:	April 26, 2000
Lessor:	Sheryl Kammerer
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113193, Official Records of Kern County, California

CA-003-001-I
Date:	May 25, 2000
Lessor:	Kate M. Ayres
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113196, Official Records of Kern County, California

CA-003-001-J
Date:	June 1, 2000
Lessor:	April May-Kulp
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113199, Official Records of Kern County, California

CA-003-001-K
Date:	May 10, 2000
Lessor:	Carrie Dee Livingston
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113195, Official Records of Kern County, California

CA-003-001-L
Date:	May 23, 2000
Lessor:	Danny May
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113197, Official Records of Kern County, California

CA-003-001-M
Date:	May 17, 2000
Lessor:	Raymond Scott Weringer
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113198, Official Records of Kern County, California

CA-003-001-N
Date:	June 12, 2000
Lessor:	Angela N. Sexton
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113202, Official Records of Kern County, California

CA-003-001-Q
Date:	July 14, 2000
Lessor:	David L. Beatty
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #0200113188, Official Records of Kern County, California

CA-003-001-R
Date:	July 10, 2000
Lessor:	John W. Beatty, Jr.
Lessee:	Fuller Oil Company
Recorded:	September 11, 2000 as Document #02001132303, Official Records of Kern County, California

CA-003-001-S
Date:	August 22, 2000
Lessor:	Chauncey Van Sicklen
Lessee:	Fuller Oil Company
Recorded:	December 5, 2000 as Document #0200155192, Official Records of Kern County, California

CA-003-001-T
Date:	September 11, 2000
Lessor:	Edith Ann Van Sicklen
Lessee:	Fuller Oil Company
Recorded:	December 5, 2000 as Document #0200155193, Official Records of Kern County, California

CA-003-001-U
Date:	January 1, 2001
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	February 23, 2001 as Document #0201023844, Official Records of Kern County, California

CA-003-001-W
Date:	February 1, 2001
Lessor:	The Board of Trustees of the Leland Stanford Jr. University, Trustee U/W of E.K. Potter aka Elbert King Potter.
Lessee:	Fuller Oil Company
Recorded:	September 20, 2001 as Document #0201138236, Official Records of Kern County, California

CA-003-001-X
Date:	April 1, 2001
Lessor:	Bank of America, N.A., Trustee of the Elizabeth F. Potter Trust
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	May 9, 2001 as Document #0201063589, Official Records of Kern County, California

CA-003-001-BB
Date:	January 11, 1999
Lessor:	Wallena Jennings
Lessee:	Armstrong Resources, LLC
Recorded:	March 16, 1999 as Document #0199037429, Official Records of Kern County, California

CA-003-001-CC
Date:	February 5, 1999
Lessor:	Elizabeth L. Wolfensperger
Lessee:	Armstrong Resources, LLC
Recorded:	April 20, 1999 as Document #0199056057, Official Records of Kern County, California

CA-003-001-DD
Date:	February 2, 1999
Lessor:	David P. Wolfensperger
Lessee:	Armstrong Resources, LLC
Recorded:	April 20, 1999 as Document #0199056055, Official Records of Kern County, California

CA-003-001-EE
Date:	February 5, 1999
Lessor:	Dorothy Q. Wolfensperger
Lessee:	Armstrong Resources, LLC
Recorded:	April 20, 1999 as Document #0199056056, Official Records of Kern County, California

CA-003-001-FF
Date:	March 24, 1999
Lessor:	Ann B. Warren
Lessee:	Armstrong Resources, LLC
Recorded:	April 20, 1999 as Document #0199056058, Official Records of Kern County, California

CA-003-001-GG
Date:	May 28, 1999
Lessor:	Dorothy Lyman Beatty
Lessee:	Armstrong Resources, LLC
Recorded:	July 21, 1999 as Document #0199104241, Official Records of Kern County, California

CA-003-001-HH
Date:	April 8, 2004
Lessor:	C. H. Bell
Lessee:	Ivanhoe Energy (USA), Inc.
Recorded:	April 19, 2004 as Document #0204087122, Official Records of Kern County, California

CA-006-001-A
Date:	June 1, 2000
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA), Inc.
Recorded:	June 21, 2000 as Document #0200075021, Official Records of Kern County, California

Ivanhoe CA-006-002-A
Date:	June 1, 2000
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA), Inc.
Recorded:	June 21, 2000 as Document #0200075022, Official Records of Kern County, California

CA-006-008-A
Date:	June 1, 2000
Lessor:	Aera Energy LLC
Lessee:	Holmes Western Oil Corporation
Recorded:	June 12, 2000 as Document #0200070084, Official Records of Kern County, California

CA-006-012-A
Date:	September 25, 2003
Lessor:	Tricor Energy, LLC; Charles Alan Dobie; Billy Ray Oliver; Leslie Register aka Leslie Alma Register; Alison S. Register; John S. Rosekrans; Peter R. Rosekrans; Kathleen de Bretteville Rosekrans; Alolph S. Rosekrans, Jr.; John Rosekrans Runnymede Trust FBO Georgette N. Rosekrans; Trust FBO Adolph S. Rosekrans; Trust FBO Charles S. Rosekrans; Kathleen Gable Trust; John Clark Gable Trust; Joan de Bretteville Spreckles Trust;
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	February 19, 2004 as Document #0204036997, Official Records of Kern County, California

CA-006-013-A
Date:	Nov 1, 1978
Lessor:	United States of America, CA-4978
Lessee:	Sun Oil Company
Recorded:	Not recorded

CA-006-014-A
Date:	April 7, 2008
Lessor:	Mark Browder, Trustee of the Jerald Leland Browder Irrevocable Trust
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 1, 2008 as Document #0208068505, Official Records of Kern County, California

CA-008-003-A
Date:	August 23, 2000
Lessor:	Gere Crider
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 21, 2000 as Document #0200149474, Official Records of Kern County, California

CA-008-003-C
Date:	September 18, 2000
Lessor:	Betty L. Poe, Trustee U/T/A Betty L. Roy dated November 3, 1986
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 21, 2000 as Document #0200149484, Official Records of Kern County, California

CA-008-003-D
Date:	September 18, 2000
Lessor:	William N. Mitchell, Executor of the Estate of Louise Willson, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 21, 2000 as Document #0200149485, Official Records of Kern County, California

CA-008-003-E
Date:	September 18, 2000
Lessor:	Virginia Bennett
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 12, 2000 as Document #0200158138, Official Records of Kern County, California

CA-008-003-F
Date:	May 5, 2001
Lessor:	Frances E. Nordin, as Trustee of the Walter R. Nordin and Frances E. Nordin Trust dated November 1, 1994
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 4, 2001 as Document #0201076612, Official Records of Kern County, California

CA-008-003-G
Date:	May 14, 2002
Lessor:	Frances E. Nordin, as Trustee of the Walter R. Nordin and Frances E. Nordin Trust, dated November 1, 1994
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110908, Official Records of Kern County, California

CA-008-003-H
Date:	May 14, 2002
Lessor:	Frank W. Clark, Jr.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110909, Official Records of Kern County, California

CA-008-003-I
Date:	May 14, 2002
Lessor:	David McFaddin and Cynthia L. McFaddin
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110910, Official Records of Kern County, California

CA-008-003-J
Date:	June 14, 2002
Lessor:	Howard S. Ramsden, Donald L. Houchin and Norma L. Turman, as Trustees under Declaration of Trust dated June 14, 1994, known as the “Houchin Family Trust”
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	August 23, 2002 as Document #0202138420, Official Records of Kern County, California

CA-008-004-A
Date:	September 4, 2000
Lessor:	Alma Investment Company
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 11, 2000 as Document #0200149475, Official Records of Kern County, California

CA-008-004-B
Date:	April 13, 2006
Lessor:	G & R Properties
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 26, 2006 as Document #0206130689, Official Records of Kern County, California

CA-008-007-A
Date:	April 11, 2001
Lessor:	Camille B. Gavin
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 9, 2001 as Document #0201063588, Official Records of Kern County, California

CA-008-008-A
Date:	April 17, 2001
Lessor:	Charline S. Devin, who acquired title as Charline Talbot Brown
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 9, 2001 as Document #0201063587, Official Records of Kern County, California

CA-008-008-B
Date:	April 17, 2001
Lessor:	Robert S. Andrews
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 4, 2001 as Document #0201076611, Official Records of Kern County, California

CA-008-008-C
Date:	April 11, 2001
Lessor:	William Wickliffe, also known as William Allen Wickliffe
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 4, 2001 as Document #0201076610, Official Records of Kern County, California

CA-008-008-D
Date:	May 25, 2001
Lessor:	Martha Clare Winter
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 24, 2001 as Document #0201103460, Official Records of Kern County, California

CA-008-008-E
Date:	July 10, 2002
Lessor:	John D. Upp and Jane C. Upp, Trustees, Upp Trust dated March 7, 1990
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	August 23, 2002 as Document #0202138419, Official Records of Kern County, California

CA-008-008-F
Date:	October 1, 2002
Lessor:	B&N Minerals Partnership
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	January 28, 2003 as Document #0203015642, Official Records of Kern County, California

CA-008-009-A
Date:	May 11, 2001
Lessor:	Barbara H. Spork, as Trustee under the Barbara H. Spork Living Trust dated November 2, 1999
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	June 4, 2001, as Document #0201076609, Official Records of Kern County, California

CA-008-010-A
Date:	July 29, 2002
Lessor:	Mary B. LeTourneau, Incumbent TTEE FBO Mary B. LeTourneau UTD dated June 24, 1996
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 9, 2002 as Document #0202148841, Official Records of Kern County, California

CA-008-010-B
Date:	October 14, 2004
Lessor:	John Hovannisian & Sons Family Limited Partnership
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	January 31, 2005 as Document #0205023337, Official Records of Kern County, California

CA-008-011-A
Date:	June 11, 2001
Lessor:	Donald W. Rushton and Peggy Ann Parker, Trustees of the Rushton and Parker Family Trust U/D/T September 9, 1997
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	August 6, 2001 as Document #0201110433, Official Records of Kern County, California

CA-008-015-A
Date:	May 22, 2002
Lessor:	Frank R. Grannis, Trustee of the Grannis Family Trust dated December 18, 1974
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110911, Official Records of Kern County, California

CA-008-015-B
Date:	June 5, 2002
Lessor:	Layne Powell and Matthew Powell, Co-Trustees of the Gladys M. Stramler Trust (created by a Declaration of Trust dated August 6, 1993)
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	August 12, 2002 as Counterpart “A” as Document #0202131385, and Counterpart “B” as Document #0202131384, Official Records of Kern County, California

CA-008-015-C
Date:	July 22, 2002
Lessor:	San Raphael Fruits Corporation
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182627, Official Records of Kern County, California

CA-008-016-A
Date:	May 14, 2002
Lessor:	Lon V. Smith Foundation
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110912, Official Records of Kern County, California

CA-008-016-B
Date:	May 17, 2002
Lessor:	Sylvia M. Shorter
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110913, Official Records of Kern County, California

CA-008-016-C
Date:	May 17, 2002
Lessor:	Douglas M. McVicker
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110914, Official Records of Kern County, California

CA-008-016-D
Date:	May 17, 2002
Lessor:	William M. McVicker, Jr.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 12, 2002 as Document #0202110915, Official Records of Kern County, California

CA-008-016-E
Date:	May 28, 2002
Lessor:	Leland Stanford Junior University, as Trustee of the Testamentary Trust under the Last Will and Testament of R. H Anderson, deceased
Lessee: Recorded:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation August 23, 2002 as Document #0202138422, Official Records of Kern County, California

CA-008-017-A
Date:	July 26, 2002
Lessor:	Bloemer Estate, FLP
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 9, 2002 as Document #0202148842, Official Records of Kern County, California

CA-008-018-A
Date:	July 29, 2002
Lessor:	William A. Gould, Jr., sole Heir and Devisee of the Estate of Mildred A. Gould, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 9, 2002 as Document #0202148843, Official Records of Kern County, California

CA-008-019-A
Date:	August 8, 2002
Lessor:	Robert S. Andrews
Lessee: Recorded:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation September 9, 2002 as Document #0202148844, Official Records of Kern County, California

CA-008-020-A
Date:	August 22, 2002
Lessor:	Alma Investment Company
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 9, 2002 as Document #0202148845, Official Records of Kern County, California

CA-008-021-A
Date:	May 20, 2002
Lessor:	Ann Van Norden McDuffie, as sole Heir and Devisee of the Estate of Mrs. Max L. Van Norden, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 21, 2002 as Document #0202176596, Official Records of Kern County, California

CA-008-022-A
Date:	September 13, 2002
Lessor:	Cecil Dyer Briscoe and Rodene Adelle Briscoe, Trustees of the Briscoe Living Trust dated March 25, 1992
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 21, 2002 as Document #0202176597, Official Records of Kern County, California

CA-008-022-B
Date:	August 27, 2002
Lessor:	Marcia M. Ferris
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 21, 2002 as Document #0202176598, Official Records of Kern County, California

CA-008-022-D
Date:	September 13, 2002
Lessor:	James P. Sears, and James P. Sears and Doris J. Sears, Trustees of the Sears Revocable Living Trust #62891 dated June 28, 1991
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182628, Official Records of Kern County, California

CA-008-022-E
Date:	October 10, 2002
Lessor:	Jeffrey G. Brittan
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 2, 2002, as Document #0202202504, Official Records of Kern County, California

CA-008-022-F
Date:	October 10, 2002
Lessor:	Gregory A. Brittan
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 2, 2002, as Document #0202202505, Official Records of Kern County, California

CA-008-023-A
Date:	August 8, 2002
Lessor:	James Mason Doane aka James M. Doane
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182634, Official Records of Kern County, California

CA-008-023-B
Date:	August 16, 2002
Lessor:	Sandra M. Rock
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182635, Official Records of Kern County, California

CA-008-023-C
Date:	August 16, 2002
Lessor:	Robert S. Hunter, III
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182636, Official Records of Kern County, California

CA-008-023-D
Date:	August 20, 2004
Lessor:	Margaret E. Keegan Rodriguez
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 20, 2004 as Document #0204314024, Official Records of Kern County, California

CA-008-023-E
Date:	August 20, 2004
Lessor:	Joan M. Keegan Boyce
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 20, 2004 as Document #0204314025, Official Records of Kern County, California

CA-008-023-F
Date:	August 20, 2004
Lessor:	John E. Keegan, Jr., Co-Trustee of The John Edward Keegan Trust Agreement dated February 5, 1991 and John E. Keegan, Jr.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	January 10, 2005 as Document #0205005777, Official Records of Kern County, California as Counterpart “A”

CA-008-023-G
Date:	August 20, 2004
Lessor:	Timothy L. Keegan, Co-Trustee of The John Edward Keegan Trust Agreement dated February 5, 1991 and Timothy L. Keegan
Lessee: Recorded:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation January 10, 2005 as Document #0205005777, Official Records of Kern County, California as Counterpart “B”

CA-008-023-H
Date:	August 20, 2004
Lessor:	Thomas P. Keegan
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	April 18, 2005 as Document #0205096190, Official Records of Kern County, California

CA-008-024-A
Date:	August 16, 2002
Lessor:	Lance Boswell
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182629, Official Records of Kern County, California

CA-008-025-A
Date:	September 13, 2002
Lessor:	Loraine Bills Hahn
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182630, Official Records of Kern County, California

CA-008-026-A
Date:	September 13, 2002
Lessor:	Louise Gifford
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182631, Official Records of Kern County, California

CA-008-026-B
Date:	September 13, 2002
Lessor:	Carol Simon
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 30, 2002 as Document #0202182632, Official Records of Kern County, California

CA-008-026-C
Date:	September 13, 2002
Lessor:	Norma E. Wade
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 12, 2002, as Document #0202190789, Official Records of Kern County, California

CA-008-027-A
Date:	September 17, 2002
Lessor:	David Alexander Vaille
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 12, 2002, as Document #0202190787, Official Records of Kern County, California

CA-008-028-A
Date:	September 3, 2002
Lessor:	LeBon G. Abercrombie, as Trustee under that Trust Agreement dated December 14, 1977, known as the Esperanza Trust
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 12, 2002, as Document #0202190788, Official Records of Kern County, California

CA-008-028-B
Date:	October 1, 2002
Lessor:	Cameron Miller, Esq., as Successor Trustee under the Will of Charles Cohn, deceased
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 12, 2002, as Document #0202190785, Official Records of Kern County, California

CA-008-030-A
Date:	July 28, 2003 but effective August 15, 2003
Lessor:	California Minerals, L.P.
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	September 16, 2003, as Document #0203196518, Official Records of Kern County, California

CA-008-031-A
Date:	May 5, 2005, effective May 24, 2005
Lessor:	California Minerals, L.P.
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	June 29, 2005, as Document #0205167952, Official Records of Kern County, California

CA-008-032-A
Date:	December 1, 2005
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	January 17, 2006, as Document #0206011680, Official Records of Kern County, California

CA-008-033-A
Date:	January 9, 2006
Lessor:	Angus D. Crites, II
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	March 1, 2006 as Document #0206050328, Official Records of Kern County, California

CA-008-034-A
Date:	March 13, 2006
Lessor:	Lewis W. Isaak and Phyllis A. Isaak, as Trustees of The Isaak Family Trust of 1991 Created by a Declaration of Trust dated September 5, 1991
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 2, 2006 as Document #0206108237, Official Records of Kern County, California

CA-008-035-A
Date:	April 1, 2006
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	June 9, 2006 as Document #0206142233, Official Records of Kern County, California

CA-008-036-A
Date:	May 9, 2006
Lessor:	Salome T. Crane, Trustee of the P.J. and S.T. Crane Family Trust, Established by Declaration of Trust dated October 8, 1993
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 17, 2006 as Document #0206172667, Official Records of Kern County, California

CA-012-001-A
Date:	February 28, 2007
Lessor:	Robert W. Muxlow, Jr., Trustee of the Robert W. Muxlow, Jr. 1997 Revocable Living Trust; Robert W. Muxlow, Jr., Trustee for the Benefit of William Nicholas Muxlow under the terms of the Testamentary Trust created by the Will of Robert W. Muxlow, Sr. dated October 22, 1979; Robert W. Muxlow, Jr., Trustee for the Benefit of Michael Gregory Muxlow under the terms of the Testamentary Trust created by the Will of Robert W. Muxlow, Sr. dated October 22, 1979; Robert W. Muxlow, Jr., Trustee for the Benefit of Christopher Robert Muxlow under the terms of the Testamentary Trust created by the Will of Robert W. Muxlow, Sr. dated October 22, 1979; Robert W. Muxlow, Jr., Trustee for the Benefit of Denise Michele Muxlow under the terms of the Testamentary Trust created by the Will of Robert W. Muxlow, Sr. dated October 22, 1979; Robert W. Muxlow, Jr., Trustee for the Benefit of Kathryn Elizabeth Muxlow under the terms of the Testamentary Trust created by the Will of Robert W. Muxlow, Sr. dated October 22, 1979
Lessee:	Aera Energy LLC
Recorded:	July 9, 2007 as Document #0207143154, Official Records of Kern County, California

CA-012-002-A
Date:	July 1, 2007
Lessor:	Alfred Uihlein Elser, Jr.
Lessee:	Aera Energy LLC
Recorded:	June 4, 2008 as Document #0208088886, Official Records of Kern County, California

CA-023-001-A
Date:	Otcober 1, 2007
Lessor:	Tri-Valley Oil & Gas Company
Lessee:	Aera Energy LLC
Recorded:	October 19, 2007 as Document #0207211851, Official Records of Kern County, California

CA-025-001-A
Date:	November 1, 2005
Lessor:	Fresno Kern Associates
Lessee:	Aera Energy LLC
Recorded:	December 9, 2005 as Document #0205341919, Official Records of Kern County, California

CA-025-002-A
Date:	January 17, 2006
Lessor:	Leo Oliver, Trustee of the Josephine Oliver Trust
Lessee:	Aera Energy LLC
Recorded:	March 16, 2006 as Document #0206062932, Official Records of Kern County, California

CA-025-003-A
Date:	June 5, 2006
Lessor:	Armstrong Resources, LLC
Lessee:	Aera Energy LLC
Recorded:	June 23, 2006 as Document #0206154062, Official Records of Kern County, California

CA-025-004-A
Date:	June 29, 2006
Lessor:	Gere Crider
Lessee:	Aera Energy LLC
Recorded:	July 21, 2006 as Document #0206178892, Official Records of Kern County, California

CA-025-004-B
Date:	May 21, 2007
Lessor:	Ann M. Rilcoff, Trustee of the Rilcoff Trust dated May 1, 1986
Lessee:	Aera Energy LLC
Recorded:	July 9, 2007 as Document #0207143155, Official Records of Kern County, California

CA-025-004-C
Date:	May 21, 2007
Lessor:	Betty L. Poe, Trustee U/T/A Betty L. Roy dated November 3, 1986
Lessee:	Aera Energy LLC
Recorded:	July 9, 2007 as Document #0207143156, Official Records of Kern County, California

CA-025-004-D
Date:	May 29, 2007
Lessor:	Selma L. Alschuler, who acquired title as Selma L. Morris
Lessee:	Aera Energy LLC
Recorded:	July 9, 2007 as Document #0207143157, Official Records of Kern County, California

CA-025-004-E
Date:	May 8, 2007
Lessor:	Virginia Bennett
Lessee:	Aera Energy LLC
Recorded:	July 9, 2007 as Document #0207143158, Official Records of Kern County, California

CA-025-004-F
Date:	August 8, 2007
Lessor:	Frances E. Nordin, Trustee of the Walter R. Nordin and Frances E. Nordin Trust, dated November 1, 1994
Lessee:	Aera Energy LLC
Recorded:	September 17, 2007 as Document #0207191708, Official Records of Kern County, California

CA-025-004-G
Date:	July 18, 2007
Lessor:	Frank W. Clark, Jr.
Lessee:	Aera Energy LLC
Recorded:	September 17, 2007 as Document #0207191709, Official Records of Kern County, California

CA-025-004-H
Date:	June 21, 2007
Lessor:	Howard S. Ramsden, Donald L. Houchin and Norma Turman, as Trustees U/D/T dated June 14, 1994, known as the “Houchin Family Trust”
Lessee:	Aera Energy LLC
Recorded:	September 17, 2007 as Document #0207191710, Official Records of Kern County, California

CA-025-004-I
Date:	August 24, 2007
Lessor:	William Mitchell, aka William N. Mitchell
Lessee:	Aera Energy LLC
Recorded:	December 4, 2007 as Document #0207238945, Official Records of Kern County, California

CA-025-005-A
Date:	July 20, 2006
Lessor:	Lorraine Luise Pollok Muir, fna Lorraine Luise Pollok
Lessee:	Aera Energy LLC
Recorded:	September 29, 2006 as Document #0206242616, Official Records of Kern County, California

CA-025-005-B
Date:	July 18, 2006
Lessor:	Donald Alan Pollok
Lessee:	Aera Energy LLC
Recorded:	September 29, 2006 as Document #0206242617, Official Records of Kern County, California

CA-025-005-C
Date:	July 24, 2006
Lessor:	Michael Bruce Pollok
Lessee:	Aera Energy LLC
Recorded:	September 29, 2006 as Document #0206242618, Official Records of Kern County, California

CA-025-006-A
Date:	January 1, 2005
Lessor:	United States of America, CACA-046595
Lessee:	Aera Energy LLC
Recorded:	Not Recorded

CA-025-007-A
Date:	June 25, 2007
Lessor:	William A. Dunkle, Trustee of the William A. Dunkle Revocable Trust dated August 15, 2002
Lessee:	Aera Energy LLC
Recorded:	September 17, 2007 as Document #0207191711, Official Records of Kern County, California

CA-025-008-A
Date:	September 19, 2007
Lessor:	Leticia May Gascoin-Ruffie
Lessee:	Aera Energy LLC
Recorded:	December 4, 2007 as Document #0207238944, Official Records of Kern County, California

CA-027-002-A
Date:	May 6, 2002
Lessor:	Oxy Resources California LLC
Lessee:	Aera Energy LLC
Recorded:	June 14, 2002 as Document #0202094987, Official Records of Kern County, California

CA-027-003-A
Date:	May 6, 2002
Lessor:	Estate of J. D. Martin, deceased
Lessee:	Shell California Production Inc.
Recorded:	April 2, 1986 as Book 5859 Page 440, Official Records of Kern County, California

CA-027-004-A
Date:	April 17, 1999
Lessor:	William B. Anthony and Melissa C. Anthony
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000, as Document #0200033927, Official Records of Kern County, California

CA-027-004-B
Date:	July 8, 1999
Lessor:	Jacqueline Williams
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000, as Document #0200033928, Official Records of Kern County, California

CA-027-004-C
Date:	April 12, 1999
Lessor:	Hope S. Kelly, Trustee of the H.S. Kelly Living Trust dated May 24, 1996
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000, as Document #0200033929, Official Records of Kern County, California

CA-027-005-A
Date:	April 17, 1999
Lessor:	William Baxter Anthony
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000, as Document #0200033930, Official Records of Kern County, California

CA-027-006-A
Date:	June 5, 1999
Lessor:	Antoinette M. Guillory, who acquired title as Antoinette Marie Conner
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000 as Document #0200033931, Official Records of Kern County, California

CA-027-006-B
Date:	August 26, 1999
Lessor:	Wellington Loh, Jr. and Victoria Loh
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	March 23, 2000, as Document #0200033932, Official Records of Kern County, California

CA-027-007-A
Date:	May 12, 1999
Lessor:	Robert B. Buck
Lessee:	West Best Resources, LTD.
Recorded:	March 23, 2000 as Document #0200033933, Official Records of Kern County, California

CA-027-008-A
Date:	April 1, 2004
Lessor:	Chevron U.S.A. Inc.
Lessee:	Aera Energy LLC
Recorded:	April 29, 2004 as Document #0204096648, Official Records of Kern County, California

CA-035-006-A
Date:	May 10, 2001
Lessor:	Ray Massoni & Marie Estelle Massoni, as Trustees of the Ray and Marie Massoni Family Trust dated July 24,1990
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013084, Official Records of Sutter County, California

CA-035-007-A
Date:	May 10, 2001
Lessor:	Heidrick & McGinnis Properties, L.P. a California Limited Partnership, By Edith I. Heidrick and Gloria J. McGinnis, Trustees of the Gloria J. McGinnis Trust, its General Partner
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013093, Official Records of Sutter County, California

CA-035-008-B
Date:	March 12, 2001
Lessor:	John B, Gorin, Joseph P. Gorin, & Mary Amelia Gorin
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013080, Official Records of Sutter County, California

CA-035-008-C
Date:	April 3, 2006
Lessor:	Carol D. Dougherty, Trustee of the William P. and Carol D. Dougherty Trust dated November 30, 1993
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	April 26, 2006 as Document #2006-0010225, Official Records of Sutter County, California

CA-035-009-A
Date:	May 10, 2001
Lessor:	Jeffrey S. Norton, as Trustee of the Jeffrey S. Norton Revocable Trust dated April 8, 1996
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013094, Official Records of Sutter County, California

CA-035-010-A
Date:	May 16, 2001
Lessor:	David L. Richter & Kimberly M. Richter
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013085, Official Records of Sutter County, California

CA-035-011-A
Date:	March 16, 2001
Lessor:	Bryan Fairlee and Marjorie Fairlee as Trustees of the Brian and Marjorie Fairlee Trust, dated October 21, 1986
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013078, Official Records of Sutter County, California

CA-035-012-A
Date:	May 10, 2001
Lessor:	Doughtery Brothers
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013086, Official Records of Sutter County, California

CA-035-013-A
Date:	May 10, 2001
Lessor:	Joe’s Girls, by Joseph J. Schreiner and Cleo N. Schreiner as Trustees of the Restated Schreiner Family Trust dated April 13,1989
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013087, Official Records of Sutter County, California

CA-035-014-A
Date:	June 11, 2001
Lessor:	Bernard Furlan and Sandra Furlan
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013099, Official Records of Sutter County, California

CA-035-018-A
Date:	April 30, 2001
Lessor:	Bryan Fairlee and Marjorie Fairlee as Trustees of the Brian and Marjorie Fairlee Trust, dated October 21, 1986 as subsequently restated on April 27, 1993
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013082, Official Records of Sutter County, California

CA-035-019-A
Date:	April 5, 2001
Lessor:	Fairlee Family Ranch, a California Limited Partnership
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013083, Official Records of Sutter County, California

CA-035-021-A
Date:	May 16, 2001
Lessor:	Mark H. Richter, Marie P. Gogin, Jane Richter Rozof, John L. Richter, David Lee Richter, Marilee Marsh, Carol Cunningham and Paula Susan Cornia
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013107, Official Records of Sutter County, California

CA-035-022-A
Date:	May 16, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013091, Official Records of Sutter County, California

CA-035-023-A
Date:	September 19, 2001
Lessor:	Jane Shelley Bennett
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019105, Official Records of Sutter County, California

CA-035-023-B
Date:	September 7, 2001
Lessor:	Michael J. Shelley
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019106, Official Records of Sutter County, California

CA-035-026-B
Date:	October 22, 2001
Lessor:	Richard Giusti and Sandra Giusti
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022242, Official Records of Sutter County, California

CA-035-026-C
Date:	October 15, 2001
Lessor:	Linda Guisti Delbar
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022243, Official Records of Sutter County, California

CA-035-027-A
Date:	May 16, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013098, Official Records of Sutter County, California

CA-035-029-A
Date:	May 16, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013095, Official Records of Sutter County, California

CA-035-030-A
Date:	June 1, 2001
Lessor:	Heidrick & McGinnis Properties, L.P. a California Limited Partnership, by Edith I. Heidrick and Gloria J. McGinnis, Trustees of the Gloria J. McGinnis Trust, its General Partner
Lessee:	Hamar Associates, LLC
Recorded:	July 24, 2001 as Document #2001-0013092, Official Records of Sutter County, California

CA-035-031-A
Date:	July 10, 2001
Lessor:	Bernard Furlan and Sandra Furlan
Lessee:	Hamar Associates, LLC
Recorded:	August 21, 2001 as Document #2001-0015218, Official Records of Sutter County, California

CA-035-033-A
Date:	September 24, 2001
Lessor:	Ralph H. White, Jr. and Mildred L. White 1991 Trust
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019085, Official Records of Sutter County, California

CA-035-035-A
Date:	September 15, 2001
Lessor:	The Merle Anderson Revocable Living Trust, dated October 25, 1988
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022244, Official Records of Sutter County, California

CA-035-036-A
Date:	August 21, 2001
Lessor:	Jane Osborne, as Trustee of the Jane Osborne Revocable Trust pursuant to that certain Amendment and Restatement of Declaration of Trust dated June 29, 1999 and Anna C. Byrd, as Trustee of the Anna C. Byrd Trust under Declaration of Trust dated October 1,1997
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017833, Official Records of Sutter County, California

CA-035-039-A
Date:	July 26, 2001
Lessor:	The Wagener Bypass Trust dated October 6, 1979
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017834, Official Records of Sutter County, California

CA-035-040-A
Date:	July 27, 2001
Lessor:	Tom E. Schwarzgruber, John C. Schwarzgruber, and Sue Ann Schwarzgruber
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017837 and as Document #2001-0017836 Official Records of Sutter County, California

CA-035-041-A
Date:	July 17, 2001
Lessor:	Edward Beall and Lou Ann Beall
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016440, Official Records of Sutter County, California

CA-035-042-A
Date:	July 17, 2001
Lessor:	Richard D. Huston and Nancy J. Huston, Trustees of the Huston Living Trust, dated June 11, 1991
Lessee:	Hamar Associates, LLC
Recorded:	August 21, 2001 as Document #2001-0015223, Official Records of Sutter County, California

CA-035-043-A
Date:	July 18, 2001
Lessor:	William P. Lockett and Jean B. Lockett 1998 Family Revocable Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016442, Official Records of Sutter County, California

CA-035-044-A
Date:	July 26, 2001
Lessor:	Daniel P. Wagener, Trustee of the Daniel P. Wagener Children’s Trust dated June 28, 1978
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017835, Official Records of Sutter County, California

CA-035-045-A
Date:	August 8, 2001
Lessor:	James H. Akin and Aldean Akin, Trustees of the Jim and Aldean Akin Family Trust dated December 4, 1999, James H. Akin and Aldean Akin, James R. Akin, Susan E. Akin, Greg Abbott and Mary C. Akin
Lessee:	Hamar Associates, LLC
Recorded:	January 9, 2002 as Document #2002-0000592, Official Records of Sutter County, California

CA-035-046-A
Date:	August 25, 2001
Lessor:	Holland Family Ranch
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017838, Official Records of Sutter County, California

CA-035-048-A
Date:	July 18, 2001
Lessor:	The Arthur C. and Mette K. James Family Revocable Trust, dated August 2, 1990
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016443, Official Records of Sutter County, California

CA-035-049-A
Date:	July 17, 2001
Lessor:	The Giusti Family Residual Trust
Lessee:	Hamar Associates, LLC
Recorded:	August 21, 2001 as Document #2001-0015215, Official Records of Sutter County, California

CA-035-050-A
Date:	July 17, 2001
Lessor:	The Giusti Family Marital Trust
Lessee:	Hamar Associates, LLC
Recorded:	August 21, 2001 as Document #2001-0015216, Official Records of Sutter County, California

CA-035-051-A
Date:	July 17, 2001
Lessor:	Richard and Sandra Giusti Family Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016437, Official Records of Sutter County, California

CA-035-052-A
Date:	August 26, 2001
Lessor:	Roberta M. Schreiner, Trustee under the Will of William L. Schreiner, deceased and Roberta M. Schreiner
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019112, Official Records of Sutter County, California

CA-035-053-A
Date:	August 26, 2001
Lessor:	Roberta M. Schreiner, Trustee under the Will of William L. Schreiner, deceased and Roberta M. Schreiner
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022248, Official Records of Sutter County, California

CA-035-054-A
Date:	July 11, 2001
Lessor:	Richter Bros., Inc.
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016444, Official Records of Sutter County, California

CA-035-055-A
Date:	July 20, 2001
Lessor:	Quad-H Ranches, Inc.
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016436, Official Records of Sutter County, California

CA-035-056-A
Date:	July 16, 2001
Lessor:	The Emile and Simone Furlan Family Trust, dated June 6, 1996
Lessee:	Hamar Associates, LLC
Recorded:	August 21, 2001 as Document #2001-0015226, Official Records of Sutter County, California

CA-035-056-B
Date:	September 22, 2006
Lessor:	Kenneth L. Wallace, Trustee of the Kenneth L. Wallace Living Trust dated June 20, 2001
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 17, 2006 as Document #2006-0028271, Official Records of Sutter County, California

CA-035-057-A
Date:	July 24, 2001
Lessor:	The Restated Schreiner Family Trust, dated April 13, 1989
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016445, Official Records of Sutter County, California

CA-035-058-A
Date:	August 20, 2001
Lessor:	John A. Driver and Clare M. Driver, Trustees of the John A. Driver and Clare M. Driver Family Revocable Trust dated August 31, 1994
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017839, Official Records of Sutter County, California

CA-035-059-A
Date:	July 17, 2001
Lessor:	Richard and Sandra Guisti Family Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016435, Official Records of Sutter County, California

CA-035-060-A
Date:	August 8, 2001
Lessor:	Robert F. Stickel and Lorraine G. Stickel
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017840, Official Records of Sutter County, California

CA-035-061-A
Date:	July 17, 2001
Lessor:	Richard and Sandra Guisti Family Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016446, Official Records of Sutter County, California

CA-035-063-A
Date:	July 25, 2001
Lessor:	Arnold Hoffart, as Successor Trustee of the Elizabeth Riehl and Suzanne Jones Remainder Trusts under the Adam J. Richter Trust, Arnold Hoffart, as Successor Trustee of the Kimberly Barnett Remainder Trust under the Adam J. Richter Trust, and Arnold Hoffart, as Successor Trustee of the Remainder Trust of Adam J. Richter
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016448, Official Records of Sutter County, California

CA-035-064-A
Date:	July 25, 2001
Lessor:	Arnold Hoffart, as Successor Trustee of the Kimberly Barnett Remainder Trust under the Adam J. Richter Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016450, Official Records of Sutter County, California

CA-035-065-A
Date:	July 25, 2001
Lessor:	Arnold Hoffart, as Successor Trustee of the Elizabeth Riehl and Suzanne Jones Remainder Trusts under the Adam J. Richter Trust
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016449, Official Records of Sutter County, California

CA-035-066-A
Date:	August 23, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017841, Official Records of Sutter County, California

CA-035-067-A
Date:	August 23, 2001
Lessor:	Mark H. Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017842, Official Records of Sutter County, California

CA-035-068-A
Date:	August 23, 2001
Lessor:	Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017843, Official Records of Sutter County, California

CA-035-069-A
Date:	August 23, 2001
Lessor:	Amelia Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017844, Official Records of Sutter County, California

CA-035-070-A
Date:	August 27, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter, Mark H. Richter and Susan E. Richter, David Lee Richter and Kimberly Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019113, Official Records of Sutter County, California

CA-035-071-A
Date:	August 23, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter, Caroline Persis Dixon Zlotnich and Charles Leonard Dixon as Trustees of the Testamentary Trust of the Last Will and Testament of Helen Knox Dixon also known as Helen Caroline Dixon, Deceased, filed in the Superior Court of the County of Santa Clara, CA Probate Case No. 1-96-PR-137266, Marilyn Knox Larson, Carolyn Knox Green formally known as Carolyn Knox
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019114, Official Records of Sutter County, California

CA-035-072-A
Date:	August 23, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017845, Official Records of Sutter County, California

CA-035-073-A
Date:	August 30, 2001
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	November 16, 2001 as Document #2001-0021149, Official Records of Sutter County, California

CA-035-075-A
Date:	July 24, 2001
Lessor:	The Restated Schreiner Family Trust, dated April 13, 1989
Lessee:	Hamar Associates, LLC
Recorded:	September 10, 2001 as Document #2001-0016452, Official Records of Sutter County, California

CA-035-076-A
Date:	August 15, 2001
Lessor:	Edward J. Shelley aka Edward John Shelley
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017846, Official Records of Sutter County, California

CA-035-076-B
Date:	August 16, 2001
Lessor:	Michael J. Shelley
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017847, Official Records of Sutter County, California

CA-035-077-A
Date:	September 19, 2001
Lessor:	Jane Shelley Bennett
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019115, Official Records of Sutter County, California

CA-035-077-B
Date:	August 16, 2001
Lessor:	Michael J. Shelley
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019116, Official Records of Sutter County, California

CA-035-078-A
Date:	August 23, 2001
Lessor:	Lela Driver, Trustee of the Lela Driver Revocable Living Trust under declaration of Trust dated July 15, 1991
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017848, Official Records of Sutter County, California

CA-035-079-A
Date:	September 12, 2001
Lessor:	Roger L. Matteoli also known as Ruggiere Matteoli and Beverly Matteoli
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019117, Official Records of Sutter County, California

CA-035-079-B
Date:	October 15, 2001
Lessor:	Marie Martin
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022251, Official Records of Sutter County, California

CA-035-080-A
Date:	August 20, 2001
Lessor:	Thomas Adney Butler And Janet Carolyn Butler 1995 Revocable Trust
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017851, Official Records of Sutter County, California

CA-035-081-A
Date:	August 23, 2001
Lessor:	Norma A. Giusti, as Trustee of the Guisti Family Marital Trust
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017852, Official Records of Sutter County, California

CA-035-081-B
Date:	August 26, 2001
Lessor:	Linda Guisti, also known as Linda Guisti Delbar
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017853, Official Records of Sutter County, California

CA-035-081-C
Date:	August 23, 2001
Lessor:	Richard Giusti and Sandra Giusti
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017854, Official Records of Sutter County, California

CA-035-083-A
Date:	October 29, 2001
Lessor:	Angelo and Elva Guisti Trust
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022253, Official Records of Sutter County, California

CA-035-084-A
Date:	September 4, 2001
Lessor:	Marietta G. Leiser and Marietta G. Leiser, Trustee of the Testamentary Trust of Phil K. Leiser, deceased
Lessee:	Hamar Associates, LLC
Recorded:	February 25, 2002 as Document #2002-0003665, Official Records of Sutter County, California

CA-035-085-A
Date:	September 9, 2001
Lessor:	Daniel P. Wagener, as Trustee of the Wagener Bypass Trust, dated October 6, 1978
Lessee:	Hamar Associates, LLC
Recorded:	October 18, 2001 as Document #2001-0019121, Official Records of Sutter County, California

CA-035-087-A
Date:	October 22, 2001
Lessor:	Richard Giusti and Sandra Giusti
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022255, Official Records of Sutter County, California

CA-035-088-A
Date:	September 3, 2002
Lessor:	Arnold Hoffart, as Successor Trustee of the Elizabeth Riehl and Suzanne Jones Remainder Trusts under the Adam J. Richter Trust and Arnold Hoffart, Successor Trustee of the Kimberly Barnett Remainder Trust under the Adam J. Richter Trust and Arnold Hoffart, Successor Trustee of the Remainder Trust of Adam J. Richter Trust
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2002 as Document #2002-0025001, Official Records of Sutter County, California

CA-035-089-A
Date:	August 27, 2001
Lessor:	Mette K. James, also known as Mette L. James
Lessee:	Hamar Associates, LLC
Recorded:	October 2, 2001 as Document #2001-0017856, Official Records of Sutter County, California

CA-035-090-A
Date:	December 12, 2001
Lessor:	Heidrick & McGinnis Properties, L.P. a California Limited Partnership, by Edith I. Heidrick and Gloria J. McGinnis, Trustees of the Gloria J. McGinnis Trust, its General Partner
Lessee:	Hamar Associates, LLC
Recorded:	January 24, 2002 as Document #2002-0001591, Official Records of Sutter County, California

CA-035-091-A
Date:	October 13, 2001
Lessor:	William Ashley Payne
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022256, Official Records of Sutter County, California

CA-035-091-B
Date:	October 13, 2001
Lessor:	Robert B. Payne
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022257, Official Records of Sutter County, California

CA-035-094-A
Date:	November 8, 2001
Lessor:	Davis C. Bundock, Jr. and Nurene E. Bundock, Trustees of the Bundock Family Trust dated January 14,1991
Lessee:	Hamar Associates, LLC
Recorded:	January 9, 2002 as Document #2002-0000593, Official Records of Sutter County, California

CA-035-094-B
Date:	November 8, 2001
Lessor:	Beatrice Ann Huber
Lessee:	Hamar Associates, LLC
Recorded:	January 9, 2002 as Document #2002-0000594, Official Records of Sutter County, California

CA-035-095-A
Date:	October 29, 2001
Lessor:	Dolores Azevedo
Lessee:	Hamar Associates, LLC
Recorded:	January 9, 2002 as Document #2002-0000595, Official Records of Sutter County, California

CA-035-095-B
Date:	November 11, 2001
Lessor:	Mary Baldwin
Lessee:	Hamar Associates, LLC
Recorded:	January 9, 2002 as Document #2002-0000596, Official Records of Sutter County, California

CA-035-096-A
Date:	October 26, 2001
Lessor:	James F. Waters and Bernice E. Waters, as Trustees of the Waters Family Trust under Declaration of Trust dated October 23, 1996
Lessee:	Hamar Associates, LLC
Recorded:	December 4, 2001 as Document #2001-0022258, Official Records of Sutter County, California

CA-035-098-A
Date:	January 28, 2002
Lessor:	Irene J. Meckfessel, Trustee under the Will of Alexander F. Johnson, deceased
Lessee:	Hamar Associates, LLC
Recorded:	May 9, 2002 as Document #2002-0009161, Official Records of Sutter County, California

CA-035-100-A
Date:	February 4, 2002
Lessor:	Norma A. Giusti, as Trustee of the Guisti Family Revocable Trust, Norma A. Giusti, as Trustee of the Guisti Family Marital Trust, and Norma A. Giusti, as Trustee of the Guisti Family Residual Trust
Lessee:	Hamar Associates, LLC
Recorded:	May 9, 2002 as Document #2002-0009162, Official Records of Sutter County, California

CA-035-101-A
Date:	February 4, 2002
Lessor:	Frank Giusti and Sons
Lessee:	Hamar Associates, LLC
Recorded:	May 9, 2002 as Document #2002-0009163, Official Records of Sutter County, California

CA-035-102-A
Date:	February 25, 2002
Lessor:	Hust Bros., Inc.
Lessee:	Hamar Associates, LLC
Recorded:	May 9, 2002 as Document #2002-0009164, Official Records of Sutter County, California

CA-035-103-A
Date:	July 1, 2003
Lessor:	Timothy W. Cusick and Gayle A. Cusick
Lessee:	Hamar Associates, LLC
Recorded:	Dec 10, 2003 as Document #2003-0034595, Official Records of Sutter County, California

CA-035-104-A
Date:	July 1, 2003
Lessor:	Mette K. James
Lessee:	Hamar Associates, LLC
Recorded:	December 10, 2003 as Document #2003-0034596, Official Records of Sutter County, California

CA-035-105-B
Date:	May 13, 2004
Lessor:	Henry D. Richter Jr. and Amelia Richter, Lee W. Richter and Mary Ruth Richter
Lessee:	Hamar Associates, LLC
Recorded:	July 8, 2004 as Document #2004-0018408, Official Records of Sutter County, California

CA-035-106-B
Date:	March 23, 2004
Lessor:	Ray Massoni and Marie Estelle Massoni, as Trustees of the Ray and Marie Massoni Family Trust dated July 24, 1990
Lessee:	Hamar Associates, LLC
Recorded:	April 27, 2004 as Document #2004-0010688, Official Records of Sutter County, California

CA-035-106-C
Date:	May 13, 2004
Lessor:	Heidrick & McGinnis Properties, L.P. a California Limited Partnership, by Gloria J. McGinnis, Trustee of the Gloria J. McGinnis Trust, its General Partner
Lessee:	Hamar Associates, LLC
Recorded:	July 8, 2004 as Document #2004-0018409, Official Records of Sutter County, California

CA-035-107-B
Date:	April 24, 2004
Lessor:	Michael James Mullen, Successor Trustee under the Dorothy E. Mullen Revocable Trust dated December 14, 1990
Lessee:	The Nahabedian Exploration Group, LLC
Recorded:	May 25, 2004 as Document #2004-0013796, Official Records of Sutter County, California

CA-035-108-A
Date:	October 2, 2001
Lessor:	William A. Driver, Paula D. Shimada, also known as Paula A. Driver and Mary A. McDermott
Lessee:	Hamar Associates, LLC
Recorded:	January 11, 2002 as Document #2002-0001600-00, Official Records of Yolo County, California

CA-035-109-A
Date:	February 11, 2002
Lessor:	Irene J. Meckfessel, Trustee under the Will of Alexander F. Johnson, deceased
Lessee:	Hamar Associates, LLC
Recorded:	May 9, 2002 as Document #2002-0019753-00, Official Records of Yolo County, California

CA-035-111-A
Date:	May 10, 2005
Lessor:	Glen A. Barton and Gloria L. Barton, Trustees under Declaration of Trust dated May 12, 1989
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 15, 2005 as Document #2005-0033938-00, Official Records of Yolo County, California

CA-035-112-A
Date:	April 25, 2005
Lessor:	B. E. Giovannetti, Trustee of the Marital Trust created under the Will of Mary Giovannetti
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 15, 2005 as Document #2005-0033939-00, Official Records of Yolo County, California

CA-035-113-A
Date:	June 8, 2005
Lessor:	Philip J. Craner Family Trust dated February 9, 1988
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	July 20, 2005 as Document #2005-0034706-00, Official Records of Yolo County, California

CA-035-113-B
Date:	August 16, 2007
Lessor:	Knights Landing Investors, LLC
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 3, 2007 as Document #2007-0034265-00, Official Records of Yolo County, California

CA-035-114-A
Date:	July 1, 2005
Lessor:	Mildred Heidrick, Trustee of theThe Survivor’sTrust under the Trust Agreement dated August 4, 1987 and The Bypass Trust under the Trust Agreement dated August 4, 1987
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	November 7, 2005 as Document #2005-0055687-00, Official Records of Yolo County, California

CA-035-115-A
Date:	June 20, 2005
Lessor:	Trini A. Bidegain, as Trustee of the Trini A. Bidegain Revocable Trust under Declaration of Trust dated August 31, 2004 and Louise Martin Kobellas, who acquired title as Louise Martin
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 13, 2005 as Document #2005-0030747, Official Records of Sutter County, California

CA-035-116-A
Date:	June 1, 2006
Lessor:	Teichert Land Co.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 7, 2006 as Document #2006-0021887, Official Records of Sutter County, California

CA-035-117-A
Date:	May 15, 2006
Lessor:	Green Valley Corporation, Case B. Swenson, DL Goose Farms, LLC, SL Goose Farms, LLC, Dane O. Lowry and Cherilyn L. Lowry
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	December 6, 2006 as Document #2006-0029615, Official Records of Sutter County, California

CA-035-119-A
Date:	July 20, 2006
Lessor:	Jane Horgan
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 13, 2006 as Document #2006-0040392-00, Official Records of Yolo County, California

CA-035-119-B
Date:	August 9, 2006
Lessor:	David Allan Kindelt
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 13, 2006 as Document #2006-0040393-00, Official Records of Yolo County, California

CA-035-119-C
Date:	August 10, 2006
Lessor:	Daniel Carl Kindelt
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 13, 2006 as Document #2006-0040394-00, Official Records of Yolo County, California

CA-035-119-D
Date:	August 10, 2006
Lessor:	John Edward Kindelt
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	October 13, 2006 as Document #2006-0040395-00, Official Records of Yolo County, California

CA-035-120-A
Date:	March 7, 2007
Lessor:	Jane Osborne, Trustee of the Jane Osborne Revocable Trust Under Declaration of Trust dated June 29, 1999
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	March 27, 2007 as Document #2007-0006301, Official Records of Sutter County, California

CA-035-120-B
Date:	March 7, 2007
Lessor:	Anna C. Byrd, as Trustee of the Anna C. Byrd Trust under Declaration of Trust dated October 1, 1997
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	March 27, 2007 as Document #2007-0006302, Official Records of Sutter County, California

CA-035-121-A
Date:	March 20, 2007
Lessor:	Jane Osborne, Trustee of the Jane Osborne Revocable Trust pursuant to that Amendment and Restatement of Declaration of Trust dated June 29, 1999
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	April 16, 2007 as Document #2007-0007727, Official Records of Sutter County, California

CA-035-121-B
Date:	March 20, 2007
Lessor:	Anna C. Byrd, as Trustee of the Anna C. Byrd Trust established by Declaration of Trust dated October 1, 1997
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	April 16, 2007 as Document #2007-0007728, Official Records of Sutter County, California

CA-035-122-A
Date:	April 10, 2007
Lessor:	Sutter Basin Corporation
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 4, 2007 as Document #2007-0009215, Official Records of Sutter County, California

CA-035-123-A
Date:	April 6, 2007
Lessor:	James V. Christison and Stacey L. Christison
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	May 23, 2007 as Document #2007-0010592, Official Records of Sutter County, California

CA-035-124-A
Date:	July 20, 2007
Lessor:	Richter Bros., Inc.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 12, 2007 as Document #2007-0018096, Official Records of Sutter County, California

CA-035-125-A
Date:	July 20, 2007
Lessor:	Kenneth L. Wallace, Trustee of the Kenneth L. Wallace Living Trust, dated June 20, 2001
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 12, 2007 as Document #2007-0018095, Official Records of Sutter County, California

CA-035-126-A
Date:	July 20, 2007
Lessor:	Richter Bros., Inc.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 12, 2007 as Document #2007-0018094, Official Records of Sutter County, California

CA-035-127-A
Date:	August 2, 2007
Lessor:	Sutter Basin Corporation
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	September 27, 2007 as Document #2007-0019137, Official Records of Sutter County, California

CA-035-128-A
Date:	March 14, 2008
Lessor:	Teichert Land Co.
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc. in California, a Nevada corporation
Recorded:	April 18, 2008 as Document #2008-0006712, Official Records of Sutter County, California

CA-037-001-A
Date:	November 10, 2003
Lessor:	Aera Energy LLC
Lessee:	Trio Petroleum Inc.
Recorded:	July 6, 2004, as Document #0204155741, Official Records of Kern County, California

CA-037-004-A
Date:	December 2, 2005
Lessor:	A. Crawford Cooley and Jess Porter Cooley
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc., in California, a Nevada Corporation
Recorded:	February 6, 2006 as Document #0206030510, Official Records of Kern County, California

CA-037-004-B
Date:	February 16, 2006
Lessor:	William Lent Porter
Lessee:	Ivanhoe Energy (USA) Inc. dba USA Ivanhoe Energy, Inc., in California, a Nevada Corporation
Recorded:	April 3, 2006 as Document #0206080816, Official Records of Kern County, California

CA-037-005-A
Date:	February 12, 2007
Lessor:	Lois L. Poppino and Stephen L. Poppino, as joint tenants, and Lois L. Poppino
Lessee:	Maverick Petroleum, Inc.
Recorded:	June 7, 2007 as Document #0207121362, Official Records of Kern County, California

CA-037-005-B
Date:	February 14, 2007
Lessor:	Stephen Hubert Kautz
Lessee:	Maverick Petroleum, Inc.
Recorded:	June 7, 2007 as Document #0207121359, Official Records of Kern County, California

CA-037-005-C
Date:	February 6, 2007
Lessor:	Robert Raymond Kautz
Lessee:	Maverick Petroleum, Inc.
Recorded:	June 7, 2007 as Document #0207121361, Official Records of Kern County, California

CA-037-005-D
Date:	February 6, 2007
Lessor:	Susan Leslie Tokuda
Lessee:	Maverick Petroleum, Inc.
Recorded:	June 7, 2007 as Document #0207121360, Official Records of Kern County, California

CA-037-006-A
Date:	Not available yet
Lessor:	WRBD II LP
Lessee:	Hexadyne Energy Corporation
Recorded:	Not recorded yet

CA-039-002-A
Date:	September 1, 2005
Lessor:	Aera Energy LLC
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	September 15, 2005 as Document #0205253339, Official Records of Kern County, California

CA-039-003-A
Date:	October 7, 2006
Lessor:	California Minerals, L.P.
Lessee:	Ivanhoe Energy (USA) Inc.
Recorded:	November 7, 2006 as Document #0206275527, Official Records of Kern County, California

TX-001-001-A
Date:	March 7, 2000
Lessor:	Andrew A. Bradford Trust for Bradford J. Armstrong, Elizabeth Armstrong and Anthony J. Armstrong
Lessee:	Ausland Production Company
Recorded:	May 17, 2000 as Document #8405 Volume 1775 Page 98, Official Records of Midland County, Texas

TX-001-001-B
Date:	March 7, 2000
Lessor:	Jane Bradford Armstrong
Lessee:	Ausland Production Company
Recorded:	May 17, 2000 as Document #8404 Volume 1775 Page 95, Official Records of Midland County, Texas

TX-001-002-A
Date:	January 17, 2000
Lessor:	J. Kennard Windham, Mindy Lynn Windham Beard, Kennard Cavness Windham, Diane Davidson Claiborne Carol Lynn Windham, Elaine Davidson Smith, James T. Windham and Betty Jo Windham
Lessee:	Atlantic Richfield Company
Recorded:	April 18, 2000 as Document #6463 Volume 1765 Page 391, Official Records of Midland County, Texas

TX-001-005-A
Date:	July 30, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	January 12, 2001 as Document #583 Volume 1832 Page 715, Official Records of Midland County, Texas

TX-001-006-A
Date:	October 24, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	January 19, 2001 as Document #959 Volume 1834 Page 271, Official Records of Midland County, Texas

TX-001-007-A
Date:	September 10, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	January 12, 2001 as Document #584 Volume 1832 Page 719, Official Records of Midland County, Texas

TX-001-008-A
Date:	October 3, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	January 19, 2001 as Document #960 Volume 1834 Page 275, Official Records of Midland County, Texas

TX-001-009-A
Date:	October 14, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	March 28, 2001 as Document #5067 Volume 1851 Page 595, Official Records of Midland County, Texas

TX-001-016-A
Date:	May 10, 2001
Lessor:	Chevron U.S.A. Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	September 12, 2002 as Document #18243 Volume 2042 Page 816, Official Records of Midland County, Texas

TX-001-017-A
Date:	May 27, 2001
Lessor:	Chevron U.S.A. Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	September 12, 2002 as Document #18244 Volume 2042 Page 821, Official Records of Midland County, Texas

TX-001-018-A
Date:	June 13, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	November 6, 2000 as Document #18397 Volume 1820 Page 217, Official Records of Midland County, Texas

TX-001-019-A
Date:	July 12, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	October 18, 2000 as Document #17290 Volume 1815 Page 728, Official Records of Midland County, Texas

TX-001-020-A
Date:	August 18, 2000
Lessor:	Texaco Exploration and Production Inc.
Lessee:	Discovery Operating, Inc.
Recorded:	November 29, 2000 as Document #19520 Volume 1824 Page 104, Official Records of Midland County, Texas

TX-006-001-A
Date:	January 2, 2001
Lessor:	Apache Corporation
Lessee:	Discovery Operating, Inc.
Recorded:	March 7, 2001 as Document #3723 Volume 1846 Page 229, Official Records of Midland County, Texas

TX-006-002-A
Date:	January 2, 2001
Lessor:	Apache Corporation
Lessee:	Discovery Operating, Inc.
Recorded:	March 7, 2001 as Document #3724 Volume 1846 Page 233, Official Records of Midland County, Texas

WY-001-001-A
Date:	January 10, 1981
Lessor:	Donald B. Roberts, B.M. Stewart and Sheri Vineyard
Lessee:	Exoil Services, Inc.
Recorded:	February 4, 1981, in Book 87, Page 189 Official Records of Weston County, Wyoming

WY-001-002-A
Date:	Effective September 1, 1953
Lessor:	U.S. Department of the Interior, Bureau of Land Management, Serial #W-022180-A
Lessee:	Edel P. Smith
Recorded:	Not recorded

WY-001-003-A
Date:	Effective December 1, 1999
Lessor:	U.S. Department of the Interior, Bureau of Land Management, Serial #W-149512
Lessee:	Cove Energy
Recorded:	Not recorded

WY-001-008-A
Date:	Effective February 1, 2006
Lessor:	U.S. Department of the Interior, Bureau of Land Management, Serial #WYW-164905
Lessee:	Pacer Energy LLC
Recorded:	Not recorded

WY-001-009-A
Date:	Effective October 1, 2006
Lessor:	U.S. Department of the Interior, Bureau of Land Management, Serial #WYW-173101
Lessee:	Pacer Energy LLC
Recorded:	Not recorded
Rights of Way, License Agreements
Surface Use Agreements
KNIGHTS LANDING PROSPECT
Brian & Marjorie Fairlee/Ivanhoe Gas Pipeline Letter Agreement (R/W) dated January 10, 2005
Richter Brothers, Inc./Ivanhoe Gas Pipeline Facilities, Road and Road Improvement Easement dated February 7, 2005
William P. & Carol C. Dougherty Trust, et al/Ivanhoe Pipeline Facilities and Road Easement (transportation of gas & water), signed and dated in counterparts on February 8, 2005, February 18, 2005, February 24, 2005 and March 28, 2005
Paula Susan Cornia, et al/Ivanhoe Pipeline Facilities Easement signed and dated in counterparts on February 7, 2005, February 17, 2005, February 19, 2005 and February 25, 2005
Kenneth L. Wallace Living Trust/Ivanhoe Surface Use Agreement and Conversion of Wallace #4-17 Well to Water Disposal Well dated May 29, 2005
SOUTH MIDWAY SUNSET FIELD
Aera/Ivanhoe Electric Pole Line License Agreement dated February 1, 2001
Robert Ballagh McGregor/Ivanhoe Electric Pole Line License Agreement dated February 27, 2001

PG&E/Ivanhoe Utility Service Installation dated April 2, 2001
Berry Petroleum/Ivanhoe Water License Agreement dated August 21, 2001
Holmes Western Oil Corp./Ivanhoe Pipeline Right-of-Way Easement dated December 19, 2001
Berry Petroleum/Ivanhoe Gas/Oil License Agreement dated October 30, 2002
US Dept. of the Interior & BLM/Ivanhoe Right-of-Way, CA-CA-43743 dated effective February 25, 2002
C. Ray De Clue, et al/Ivanhoe Right-of-Way Agreement dated November 20,2002
NORTH SALT CREEK
Plains Exploration Company/Ivanhoe Gas Pipeline Agreement dated August 9, 2005

EXHIBIT B

WELLS AND INTERESTS

Exhibit “B”
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
WELLS AND INTERESTS
(Attached)

Exhibit B

Field	Midway Sunset
Lessor	Aera Energy LLC

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

4030276170000	16X-2	SUS	Set Pipe Thru Pliocene	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030232320000	212N	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030230290000	212S	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227660000	222P	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030249400000	222R	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030213900000	222T	PAOS	P&A	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030231890000	251L	PAOS	P&A	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030213880000	251S	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030275470000	251W	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030213890000	252H	OIL	Shut In	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030249390000	262A-19	PAOS	P&A	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030221830000	272J	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030221840000	272K	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030273850000	272L	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030199840000	272M	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227630000	272R	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227900000	272S	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227890000	273D	INJ	Shut In	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030249380000	274F-13	PAOS	Set Pipe Thru Antelope	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030211830000	282P	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030221850000	282R	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030221860000	282S	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227650000	282T	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227860000	283A	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227870000	283B	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227880000	283C	INJ	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030208170000	78-12	GAS	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346590000	97X-10	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030275480000	97X-2	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030318900000	97X-3	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346560000	97X-4	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346570000	97X-5	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346580000	97X-6	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346600000	97X-7	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030160980000	A-1	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030163070000	A-10	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174490000	A-11	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174500000	A-12	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174510000	A-13	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174520000	A-14	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030228330000	A-16	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030188260000	A-17	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030188270000	A-18	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030188280000	A-19	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030160990000	A-2	CONWIW	On Disposal	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030188360000	A-21	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030203370000	A-22	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227610000	A-24	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030302310000	A-25	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030249360000	A-26	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030302320000	A-27	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030161000000	A-3	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030162180000	A-4	CONWIW	On Disposal	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030162340000	A-5	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030162350000	A-6	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030163040000	A-7	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030163050000	A-8	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030163060000	A-9	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030168220000	B-1	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030172210000	B-10	DRLWIW	On Injection	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030172220000	B-11	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030172230000	B-12	OIL	Shut In	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030172240000	B-13	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174360000	B-17	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030174370000	B-18	OIL	Shut In	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030177560000	B-19	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030170140000	B-2	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030227910000	B-20	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030276180000	B-22	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446

Exhibit B

Field	Midway Sunset
Lessor	Aera Energy LLC

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

4030276190000	B-23	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030207560000	B-24	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030207570000	B-26	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346540000	B-27	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030346550000	B-28	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030170500000	B-3	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030170510000	B-4	PAOS	P&A	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030170520000	B-5	CONWIW	On Disposal	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030171520000	B-7	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030171530000	B-8	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030172200000	B-9	OIL	On Prod	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030274010000	TO-1	SRV	Temp Obs	100	91.5	1.446	Not Applicable	100	91.5	1.446
4030274020000	TO-2	SRV	Converted to Stem Inj	100	91.5	1.446	Not Applicable	100	91.5	1.446

Exhibit B

Field	Midway Sunset
Lessor	Holmes Western Oil Corp

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

03016541	1	OIL	On Prod	0	0	1.446	Not Applicable	0	0	1.446
03016542	2	OIL	On Prod	0	0	1.446	Not Applicable	0	0	1.446
03019467	3	OIL	On Prod	0	0	1.446	Not Applicable	0	0	1.446

Exhibit B

Field	Midway Sunset
Lessor	Tricor and Spreckles

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

4030275490000	7X-1	OIL	On Prod	100	76.5	1.446	Not Applicable	100	76.5	1.446
4030302300000	7X-2	OIL	On Prod	100	76.5	1.446	Not Applicable	100	76.5	1.446
4030304100000	7X-3	OIL	On Prod	100	76.5	1.446	Not Applicable	100	76.5	1.446
403034653 0000	7X-4	OIL	On Prod	100	76.5	1.446	Not Applicable	100	76.5	1.446

Exhibit B

Field	North West Lost Hills
Lessor	Federal USA-CACA-2855

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
		Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Well Label	Code	Status	%	%	%	PO Balance	%	%	%

03006815	Federal 27-1	Oil	Shut In	50.00%	40.625%	Varies	Not Applicable	50.00%	40.625%	Varies
02951815	CalEx Federal 21-1	Oil	On Prod	0	0	3.00%	Not Applicable	0	0	3.00%
02972462	CalEx 21-3	Oil	On Prod	0	0	3.00%	Not Applicable	0	0	3.00%
03020592	Almond Crest D-21	Oil	On Prod	0	0	3.00%	Not Applicable	0	0	3.00%

Exhibit B

Field	Salt Creek
Lessor	Aera Energy, LLC

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

4030267430000	SC 1	GAS	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030281440000	SC 2	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030281450000	SC 3	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030323710000	SC 4	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030377000000	SC 5	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030372710000	SC 6	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030372720000	SC 7	OIL	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00
4030373540000	WD 1-17	Water Disp	On Prod	24.00	18.72%	0.00	Not Applicable	24.00	18.72	0.00

Exhibit B

Field	SE Lost Hills
Lessor	Citrus

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
	Well	Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Label	Code	Status	%	%	%	PO Balance	%	%	%

03023384	1	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03024914	2	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03024915	3	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03029368	4	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03030372	5	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03030377	6	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03031247	7	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03033767	8	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03035249	9	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%
03037459	10	Oil	On Prod	0.00	0.00	1.21929%	Not Applicable	0.00	0.00	1.21929%

Exhibit B

Field	Sprayberry, Midland County, Tx
Lessor

					BPO to be Conveyed				APO to be Conveyed
		Petra			BPO	BPO	BPO		APO	APO	APO
		Symbol			WI	NRI	ORRI	PO	WI	NRI	ORRI
UWI (APINum)	Well Label	Code	Status	Lease	%	%	%	Balance	%	%	%

329-34501	Bradford 36 #1 Bradford 36SWD	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.36: E/2 NW/4	31.25%	23.44%	0%	None	31.25%	23.44%	0%
329-34619	Bradford 36 #2	Casing Leak
329-34313	TXLV 39 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.39: E/2 NW/4	48.075%	36.06%	0%	NA	48.075%	36.06%	0%
329-34322	TXLV 39 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.39 W/2 NE/4	48.075%	36.06%	0%	NA	48.075%	36.06%	0%
329-34321	TXLV 39 #3	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.39 W/2 SE/4	48.075%	36.06%	0%	NA	48.075%	36.06%	0%
329-34320	TXLV 39 #4	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.39 E/2 SW/4	48.075%	36.06%	0%	NA	48.075%	36.06%	0%
329-34586	TXLV 41 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.41 E/2 NE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34548	TXLV 41 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.41 W/2 NW/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34363	TXLV 43 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.43 E/2 SW/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34353	TXLV 43 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.43 E/2 NW/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34364	TXLV 43 #3	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.43 S/2 NE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34365	TXLV 43 #4	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.43 E/2 SE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34347	Windham 38 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.38 W/2 NW	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34392	Windham 38 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.38 E/2 SE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34456	Windham 40 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.40 E/2 NE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34445	Windham 40 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.40 W/2 SE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
	Windham 40 #3	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.40 E/2 SE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34506	Windham 40 #4	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.40 W/2 NE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34476	Windham 42 #1	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.42 E/2 NW/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%
329-34482	Windham 42 #2	Oil	On Prod	Block 39, T3S — T&P RR Co. Survey: Sec.42 W/2 NE/4	31.25%	23.44%	0%	NA	31.25%	23.44%	0%

Exhibit B

Field	Apache Flats, Midland and Upton Counties, Tx
Lessor

					BPO to be Conveyed				APO to be Conveyed
		Petra			BPO	BPO	BPO		APO	APO	APO
		Symbol			WI	NRI	ORRI	PO	WI	NRI	ORRI
UWI (APINum)	Well Label	Code	Status	Lease	%	%	%	Balance	%	%	%

329-34539	Geronimo 15 #1 Geronimo 15 #2	Oil	On Prod	T4S-BL41, Sec. 15: E/2 NE/4	40.00%	30.00%	0%	NA	40.00%	30.00%	0%
329-34586	Geronimo 15 #3	Oil	On Prod	T4S-BL41, Sec. 15: S/2 SE/4	40.00%	30.00%	0%	NA	40.00%	30.00%	0%
329-34201	Geronimo 27 #1	Oil	On Prod	T4S-BL41, Sec. 27: W/2 NE	40.00%	30.00%	0%	NA	40.00%	30.00%	0%
329-34703	Geronimo 27 #2	Oil	On Prod	T4S-BL41, Sec. 27: E/2 Ne	40.00%	30.00%	0%	NA	40.00%	30.00%	0%

Exhibit B

Field	Knight’s Landing
Lessor	Various

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
		Symbol		WI	NRI	ORRI	PO	WI	NRI	ORRI
UWI (APINum)	Well Label	Code	Status	%	%	%	Balance	%	%	%

4101205510000	Armour 1-7	GAS	Shut In	100	75	0	NA	100	75	0
4101205940000	Becker Rd 4-20	GAS	Shut In	100	75	0	NA	100	75	0
4101205740000	Furlan 1-17	GAS	P&A	80	60	0	NA	80	60	0
4101205580000	Markert 1-1	GAS	Shut In	100	75	0	NA	100	75	0
4101205480000	Mackert 1-31	GAS	Shut In	100	75	0	NA	100	75	0
4101204410000	Mackert 1-5	GAS	Shut In	100	75	0	NA	100	75	0
4101206000000	Mackert 2-1	GAS	Shut In	100	75	0	NA	100	75	0
4101205490000	Marchant 2-6	GAS	Shut In	100	75	0	NA	100	75	0
4101205460000	Marys Lake 5-19	GAS	Shut In	100	75	0	NA	100	75	0
4101205560000	Wallace 1-17	GAS	P&A	80	60	0	NA	80	60	0
4101205630000	Wallace 2-17	GAS	P&A	80	60	0	NA	80	60	0
410120680000	Wallace 3-17	GAS	P&A	80	60	0	NA	80	60	0
410120680100	Wallace 3-17rd	GAS	P&A	80	60	0	NA	80	60	0
410120569000	Wallace 4-17	GAS	Shut In	80	60	0	NA	80	60	0

Exhibit B

Field	Knight’s Landing
Lessor	Various

				BPO to be Conveyed				APO to be Conveyed
		Petra		BPO	BPO	BPO		APO	APO	APO
		Symbol		WI	NRI	ORRI		WI	NRI	ORRI
UWI (APINum)	Well Label	Code	Status	%	%	%	PO Balance	%	%	%

49-045-29161	202-12	Oil	Shut-in			4.75%				0
49-045-29160	201-12	Oil	Shut-in			4.75%				0
49-045-29159	103-1	Oil	Conv Inj			4.75%				0
49-045-29158	102-12	Oil	Prod			4.75%				0
49-045-29157	101-12	Oil	Prod			4.75%				0
49-045-29156	301-12	Oil	Prod			4.75%				0
49-045-29155	303-1	Oil	Conv Inj			4.75%				0
49-045-29154	203-1	Oil	Conv Inj			4.75%				0
49-045-29153	11-I-12	Inj				4.75%				0
49-045-29152	12-I-12	Oil	Shut-in			4.75%				0
49-045-29151	21-I-12	Oil	Shut-in			4.75%				0
49-045-29150	22-I-12	Inj				4.75%				0
49-045-22495	LAK 12-5	Service	Observ			4.75%				0
49-045-22494	LAK 12-8	Oil	Observ			4.75%				0
49-045-22937	LAK 12-13	Oil	Aband			4.75%				0
49-045-22936	LAK 7-1	Oil	Aband			4.75%				0
49-045-22934	2-I	Inj	Observ			4.75%				0
49-045-22933	1-P	Oil	Prod			4.75%				0
49-045-29051	LAK 12-17	Inj				4.75%				0
49-045-22924	LAK 12-12					4.75%				0
49-045-22923	LAK 12-11	Oil				4.75%				0
49-045-22922	LAK 12-9	Oil				4.75%				0
49-045-22921	LAK 12-10	Oil				4.75%				0
49-045-22915	LAK 1-1	Service				4.75%				0
49-045-06774	LAK 12-6	Service				4.75%	$150,361.00			0

EXHIBIT C
ALLOCATED VALUES
Exhibit “C”
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Allocated Values
Ivanhoe Energy Asset Evaluation

Midway Sunset
Kern County, CA

001-A	$15,013,416
002-A	$20,557,683
012-A Earned	$402,079
012-A Unearned	$147,552
013-A	$509,054
014-A	$258,216

Total	$36,888,000

North Salt Creek	$525,000
Kern County, CA

Knights Landing	$725,000
Sutter and Yolo Counties, CA

Spraberry Prospect	$1,062,000
Midland County, TX

TOTAL	$39,200,000

EXHIBIT D
FORM OF ESCROW AGREEMENT
Form of Escrow Agreement

Exhibit “D”
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
ESCROW AGREEMENT
This Escrow Agreement (“Agreement”) executed on the dates set forth on the signature page(s) hereof, but made effective as of June 16, 2009 (“Effective Date”), is entered into by and between Seneca South Midway LLC, a Delaware limited liability company (“Seneca”), Ivanhoe Energy Holdings Inc., a Nevada corporation (“Ivanhoe”), and Bank of America, National Association, a national banking association organized under the laws of the United States of America as escrow agent (in such capacity, “Escrow Agent”).
RECITALS:
A. Seneca, as Purchaser, and Ivanhoe, as Seller have entered into that certain Stock Purchase Agreement (“Stock Purchase Agreement”) dated effective January 1, 2009 whereby Seller has agreed to sell and Purchaser has agreed to acquire all of the issued and outstanding shares of capital stock of Ivanhoe Energy (USA) Inc.
B. The Stock Purchase Agreement, among other things, calls for Seneca and Ivanhoe to establish an escrow account into which a portion of the Purchase Price is to be deposited and held in escrow, subject to the terms of a mutually acceptable escrow agreement.
C. This Agreement governs the terms and conditions upon which the Escrow Agent will hold and disburse all funds to be deposited into the Escrow Account (as hereinafter defined) pursuant to the Stock Purchase Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.	Creation of Escrow; Escrow Instructions.
(a)
Appointment of Escrow Agent. Seneca and Ivanhoe hereby appoint the Escrow Agent to serve in the capacity of an escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

(b)
Designation of Escrow Account. For purposes of this Agreement, Escrow Agent hereby designates the account holding the Escrow Funds (hereinafter defined) pursuant to the terms and conditions of Section 3 hereof as the Seneca-Ivanhoe Escrow Account (the “Escrow Account”).

(c)
Transfers into the Escrow Account. Simultaneously with or promptly following the execution and delivery of this Agreement, Seneca shall cause the sum of $2,000,000.00 (“Escrow Funds”) to be delivered or transferred to the Escrow Agent in cash or other immediately available funds, for deposit into the Escrow Account. The Escrow Funds shall be held by the Escrow Agent upon the terms and conditions hereinafter set forth. The Escrow Funds, plus all interest and other income earned thereon and received by the Escrow Agent, less any funds paid in accordance with this Agreement, are collectively referred to herein as the “Escrow Property”.

(d)
Treatment of Escrow Property. During the term of this Agreement, unless the Escrow Agent is otherwise jointly directed in writing by Seneca and Ivanhoe, the Escrow Property shall be held in the type of investment or investment account specified in Section 3 hereof. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Property. Any interest or other income received on such investment and reinvestment of the Escrow Property shall become part of the Escrow Property and any losses incurred on such investment and reinvestment of the Escrow Property shall be debited against the Escrow Property. For tax reporting purposes, all interest and other taxable income earned on the Escrow Property in any tax year shall be allocated to Ivanhoe. Ivanhoe agrees that it shall timely report such interest and other taxable income in accordance with all applicable Federal and/or State tax laws.

(e)
Distribution of Escrow Property. The Escrow Agent shall hold the Escrow Property in its possession until notified in writing to disburse the Escrow Property or any specified portion thereof solely in accordance with this Section 1(e). Whenever this Section 1(e) requires disbursement, Escrow Agent shall disburse the appropriate amount of Escrow Property to the appropriate party by wire transfer of immediately available funds. Any recipient of a transfer of Escrow Property shall be responsible for providing written wiring instructions to Escrow Agent. Instructions regarding disbursement of any Escrow Property received after 11:00 a.m. (C.S.T.) will be treated as if received on the following Business Day. Escrow Agent shall disburse Escrow Property only upon the occurrence of the following:

(i)
Disbursement to Ivanhoe. Upon receipt by Escrow Agent and Seneca of a written notice from Ivanhoe signed by an Ivanhoe representative shown on Exhibit “A” hereto, as amended from time to time, stating that (A) the closing of the transactions contemplated by the Stock Purchase Agreement has not occurred and that Ivanhoe is entitled to a distribution of the Escrow Property in accordance with Section 13.03(a) of the Stock Purchase Agreement, or (B) the first anniversary of the closing of the transactions contemplated by the Stock Purchase Agreement has occurred and (x) there are no pending disputes or actions as of such date regarding obligations and liabilities required to be satisfied or discharged by Ivanhoe under the Stock Purchase Agreement, or (y) specifying any pending disputes or actions as of such date regarding obligations and liabilities required to be satisfied or discharged by Ivanhoe under the Stock Purchase Agreement, together with the related amount in controversy (the “Disputed Amounts”), then subject to the provisions of Section 2 below, the Escrow Agent shall disburse to Ivanhoe the full amount of the Escrow Property or the full amount of the Escrow Property less the Disputed Amounts, as applicable, as specified in Ivanhoe’s notice. Escrow Agent shall conclusively presume that any notice received by it pursuant to this Subsection 1(e)(i) was simultaneously received by Seneca. Any Disputed Amounts shall remain in the Escrow Account until fully and finally resolved between Ivanhoe and Seneca or the disbursement thereof is jointly agreed in writing by Ivanhoe and Seneca.

(ii)
Disbursement to Seneca. Upon receipt by Escrow Agent and Ivanhoe of a written notice from Seneca, signed by a Seneca representative shown on Exhibit “A” hereto, as amended from time to time, stating that (A) the closing of the transactions contemplated by the Stock Purchase Agreement has not occurred and that Seneca is entitled to a distribution of the Escrow Property in accordance with Section 13.03(b) of the Stock Purchase Agreement, or (B) the first anniversary of the closing of the transactions contemplated by the Stock Purchase Agreement has occurred and specifying those obligations and liabilities required to be satisfied or discharged by Ivanhoe under the Stock Purchase Agreement that have not been fully satisfied or discharged directly by Ivanhoe, together with the related amount of such obligations and liabilities (the “Claimed Indemnity Amount”), then subject to the provisions of Section 2 below, Escrow Agent shall disburse to Seneca the full amount of the Escrow Property (in the event of clause (A) above) or the Claimed Indemnity Amount as specified in Seneca’s notice. Escrow Agent shall conclusively presume that any notice received by it pursuant to this Subsection 1(e)(ii) was simultaneously received by Ivanhoe.

2.
Objections to Distributions. If Seneca fails to make written objections to Ivanhoe and the Escrow Agent within a period of ten (10) Business Days, as defined in Section 20, after Escrow Agent’s receipt of a notice given by Ivanhoe under Subsection 1(e)(i) above, Seneca shall be deemed to have agreed that the conditions to disbursement in accordance with Subsection 1(e)(i) have been met and the Escrow Agent will make disbursement in accordance with Ivanhoe’s request. Likewise, if Ivanhoe fails to deliver written objections to Seneca and the Escrow Agent within a period of ten (10) Business Days after the date upon which Escrow Agent receives a notice from Seneca under Subsection 1(e)(ii) above, Ivanhoe shall be deemed to have agreed that the conditions to disbursement in accordance with Subsection 1(e)(ii) have been met and the Escrow Agent will make disbursement in accordance with Seneca’s request. Seneca and Ivanhoe agree they will not object to complying requests made by the other party for disbursement of Escrow Property unless such party has a good faith objection or claim with respect thereto.

3.
Investment of Funds. Escrow Agent shall hold the Escrow Funds in the Escrow Account and shall invest and reinvest the Escrow Funds held in the Escrow Account, including, without limitation, any earnings thereon, in a Bank of America Institutional Deposit Account. With the execution of this Agreement, the parties acknowledge receipt of prospectuses and/or disclosure materials associated with the investment vehicle, either through means of hardcopy or via access to the website associated with the investment vehicle. The parties hereby acknowledge that investment in money market funds and other on-deposit investment products are not deposits or obligations of, or guaranteed by, Bank of America Corporation or any of its affiliates, and are not insured by the FDIC or any government agency. Investments in money market funds involve investment risks, including possible loss of the principal amount invested. For more information about money market funds, including charges and expense, please refer to the prospectus for the fund.

4.
Administrative Fee. Escrow Agent for performing its obligations under this Agreement shall be entitled to fees and to reimbursement of expenses, including reimbursement of reasonable attorney fees, in accordance with the schedule attached hereto as Exhibit “B”. The fees and expenses of the Escrow Agent shall be paid one-half by Ivanhoe and one-half by Seneca.

5.
No Other Duties. The parties agree that the duties of Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature, and that so long as it has acted in good faith the Escrow Agent shall incur no liability whatsoever for any action taken or omitted by it, or any action suffered by it to be taken or omitted, except in the event of its willful misconduct or gross negligence.

6.
Escrow Agent’s Consultation with Counsel. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

7.
Reimbursement of Costs and Indemnity. Seneca and Ivanhoe shall jointly and severally reimburse and indemnify the Escrow Agent, and its directors, officers, employees, and agents, for, and hold it and each of them harmless against, any and all losses, liabilities, costs and expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel incurred by the Escrow Agent in any dispute, controversy, action or legal proceeding between it and one of the other parties hereto, or between it and a third party, or pursuant to Section 8 hereof) that are incurred by the Escrow Agent arising out of or in connection with its acceptance of, or the performance of its duties and obligations under this Agreement (except those arising out of or as a result of Escrow Agent’s willful misconduct or gross negligence) as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Agreement. The foregoing indemnities shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

8.
Losses Beyond Escrow Agent’s Control. The Escrow Agent shall have no liability for indirect, special, incidental or consequential damages or for losses arising from any cause beyond its control, including, but not limited to, (i) the act, failure or neglect of any agent or correspondent selected by the Escrow Agent or the parties hereto, (ii) any delay, error, omission or default connected with the remittance of funds, (iii) any delay, error or omission or default of any mail, telephone or wireless agency or operator, (iv) any acts of God or acts of war, and (v) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers.

9.
Escrow Agent Not Charged With Other Agreements. All of the terms and conditions of and with respect to the Escrow Agent’s duties and responsibilities are contained in this Agreement, and the Escrow Agent is not expected or required to be familiar with the provisions of any other instrument or agreement between Ivanhoe and Seneca, or anyone else, and shall not be charged with any responsibility or liability in connection with the observance or nonobservance by anyone of the provisions of any such instrument or agreement. The Recitals at the beginning of this Agreement are statements put forth by Seneca and Ivanhoe, and Escrow Agent is not responsible for the truth or accuracy of such Recitals.

10.
Certain Other Limitations on Escrow Agent Duties. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties or to anyone else by reason of any failure on the part of any other party heretofore, any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.

11.
Justified Reliance by Escrow Agent. The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion of counsel, statement, instrument, report or other paper or other documents (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information contained therein), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.

12.
Escrow Agent Not Required to Verify Certain Matters. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent pursuant to the provisions hereof. The Escrow Agent shall not be liable to the parties hereto or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder.

13.
Amendment. This Agreement may not be modified, canceled, abrogated or rescinded without the written consent of all parties hereto. The Escrow Agent shall not be bound or in any way affected by any notice of any modification, cancellation, abrogation or rescission of this Agreement, or any fact or circumstances affecting or alleged to affect the rights or liabilities of any other person, unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given prior written consent thereto.

14.
Resignation or Termination of Escrow Agent. The Escrow Agent may resign for any reason upon thirty (30) days’ written notice to Ivanhoe and Seneca, specifying the date upon which such resignation shall take effect. In addition, Ivanhoe and Seneca acting jointly, shall have the right to terminate the appointment of the Escrow Agent by giving it thirty (30) days’ written notice of such termination, specifying the date upon which such termination shall take effect. In the event of the resignation or termination of the Escrow Agent, upon the expiration of such thirty (30) days’ notice, the Escrow Agent may deliver all cash or property in its possession under this Agreement to any successor escrow agent appointed by Ivanhoe and Seneca; or, if no successor escrow agent has been appointed, to any court of competent jurisdiction in the State of Texas. Upon either such delivery, the Escrow Agent’s obligations hereunder shall cease and terminate and the Escrow Agent shall be released from any and all liability under this Agreement except as to any causes of action, if any, that may have accrued against the Escrow Agent. A resignation or termination under this Section 14 shall in no way change the terms of Section 7 regarding indemnification. The Escrow Agent’s sole responsibility from the time of the expiration of the thirty (30) day notice period set forth above until such termination shall be to keep safe the Escrow Property and to deliver the same to a successor escrow agent or other third person designated by the parties or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

15.
Right to Interplead Escrow Property. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any party hereto with respect to the Escrow Property which, in its reasonable opinion, are in conflict with any of the provisions of this Agreement or any instructions received from one of the other parties to this Agreement, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to retain the Escrow Property in question until such time as there has been a final determination of the rights of the parties with respect to the Escrow Property, or (ii) deposit at any time the Escrow Property into any court of competent jurisdiction and to commence an action in the nature of interpleader at the cost and expense of Seneca and Ivanhoe to adjudicate the parties’ rights thereto. For purposes of this Section 15, there shall be deemed to have been a final determination of the rights of the parties with respect to the Escrow Property at such time as any of the parties shall file with the Escrow Agent (i) an official certified copy of a court order, together with an opinion of counsel of the party filing the foregoing, in form and substance acceptable to the Escrow Agent and its counsel, stating that the court order is a final determination of the rights of the parties hereto with respect to the Escrow Property in question, that the time to appeal from said court order has expired without an appeal having been commenced, and that said court order is binding upon the parties, or (ii) a fully executed agreement or consent between Ivanhoe and Seneca which provides for disposition of the Escrow Property in question.

16.
Returned Checks. The Escrow Agent shall have no responsibility to make collections of any checks returned and not paid for whatever reasons. The party depositing a check agrees in solido to reimburse the Escrow Agent for any loss and expenses incurred as a result of checks being returned.

17.
No Obligation Until Escrow Funds Received. Nothing contained herein shall be deemed to obligate the Escrow Agent to pay or transfer any monies hereunder unless and until such funds are received by the Escrow Agent.

18.	Termination. This Agreement shall terminate upon the Escrow Agent’s disbursement of all Escrow Property pursuant to the terms of this Agreement.
19.
Notices. Except as provided below, all notices permitted or required by this Agreement shall be in writing and shall be deemed to have been received (a) immediately if sent by facsimile transmission (with a confirming copy sent the same Business Day by registered or certified mail), or by hand delivery (with signed return receipt), (b) the next Business Day if sent by nationally recognized overnight courier or (c) the second following Business Day if sent by registered or certified mail, in any case to the respective addresses as follows:

Notices involving claims or objections to claims must be sent by registered or certified mail or by overnight courier and may not be sent via facsimile.

If to Seneca:	Seneca South Midway LLC
c/o Seneca Resources Corporation
1201 Louisiana, Suite 400
Houston, Texas 77002
Attention: Controller
Telephone: (713) 654-2673
Facsimile: (713) 654-2669

If to Ivanhoe:	Ivanhoe Energy Holdings Inc.
Suite 654, 999 Canada Place
Vancouver, Canada V6C 3E1
Attention: Corporate Secretary
Telephone: (604) 688-8323
Facsimile: (604) 682-2060

If to Escrow Agent:	Bank of America, National Association
LaSalle Global Trust Services
135 South LaSalle Street
IL4-135-18-23
Chicago, Illinois 60603
Attention: Anna Vacca Telephone: (312) 904-1838
Facsimile: (312) 904-0990

Any party may change the address for notices or the person to whose attention notices are to be directed by written notice given to each other party in the manner provided above.
20.	Miscellaneous.
(a)
The provisions of this Agreement, and all the rights and obligations of the parties hereunder, shall be governed by, construed and enforced in accordance with the laws of the State of Texas, but without regard to any conflict of laws provisions that would direct the application of the laws of another jurisdiction.

(b)
The parties hereby consent to the jurisdiction of any State or Federal Court located in Houston, Texas, and irrevocably agree that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such courts. The parties accept generally and unconditionally the exclusive jurisdiction of the aforesaid courts and waive any defense of forum non conveniens, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

(c)
As used in this Agreement, “Business Day” means a day other than a Saturday, Sunday, or other day when banking institutions in Chicago, Illinois are authorized or required by law or executive order to be closed.

21.
Successors and Assigns. This Agreement shall inure to the benefit of, and the obligations created thereby shall be binding upon, the successors and assigns of the parties hereto, subject to the restrictions set out in Section 22.

22.
Assignment and Delegation. Except as otherwise provided herein, no assignment or attempted assignment of this Agreement or of any right, interest, duty or obligation hereunder shall be effective without the written consent of Ivanhoe, Seneca and the Escrow Agent. Any assignment of rights or interests, or delegation of duties or obligations, under this Agreement by a party hereto without the prior written consent of the other parties hereto, if such consent is required hereby, shall be void. Except as otherwise provided herein, the remedies provided herein will be cumulative and will not preclude the assertion by any of the parties of any rights or the seeking of any other remedies against the other parties. Any bank or corporation into which the Escrow Agent may be merged or with which it may be consolidated, or any bank or corporation to whom the Escrow Agent may transfer a substantial amount of its escrow business, shall be the successor to the Escrow Agent without the execution or filing of any paper or any further act on the part of any of the parties, anything herein to the contrary notwithstanding. Escrow Agent shall, however, provide Ivanhoe and Seneca with prompt written notice of any such occurrence.

23.
Representations of Parties Other than Escrow Agent. Ivanhoe and Seneca represent and warrant to the Escrow Agent respectively that (i) they are duly authorized to enter into this Agreement and the transactions contemplated hereunder, (ii) this Agreement is a valid and binding obligation and does not conflict with, violate or cause a default under any provisions of federal or state law or any order, decree, license, permit or the like or any other agreement or instrument to which they are a party or by which they are bound, and (iii) the officer or officers signing this Agreement on their behalf are duly authorized to do so.

24.
Patriot Act Compliance. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Escrow Agent, to obtain, verify and record information that identifies each person/entity opening an account. For this account, Escrow Agent has required and received the principal name and address of each party, taxpayer identification number, and other information, such as certified articles of incorporation, a government-issued business license, a partnership agreement, and annual report filed with the Secretary of State (or equivalent), or a trust agreement, that allows the Escrow Agent to identify the parties to the Agreement.

25.
Entire Agreement; Waiver. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter described herein and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto; provided, however, that as between Ivanhoe and Seneca, their obligations to one another under this Agreement are in addition to their obligations under the Stock Purchase Agreement and any other closing documents executed pursuant thereto, to the extent pertaining to the subject matter of this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

26.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision in such jurisdiction or the validity or enforceability of such provision in any other jurisdiction.

27.
Transfer and Related Taxes. Ivanhoe shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify, defend and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. Seneca and Ivanhoe will provide the Escrow Agent with appropriate W-9 forms for tax identification number certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on the Escrow Property and will not be responsible for any other reporting. Notwithstanding the foregoing, Escrow Agent shall not be required to prepare and file IRS Forms 1099 so long as Seneca and Ivanhoe are, respectively, “exempt recipients” for informational reporting purposes. This Section 27 shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Escrow Agent.

28.
Counterparts. This Agreement may be executed by the parties hereto individually or in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. This Agreement, signed and transmitted by facsimile machine or pdf file, is to be treated as an original document and the signature of any party hereon, if so transmitted, is to be considered as an original signature, and the document so transmitted is to be considered to have the same binding effect as a manually executed original.

29.	Headings. The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement.

30.
No Third Party Beneficiaries. This Agreement constitutes a contract solely among the parties by which it has been executed and is enforceable solely by the parties by which it has been executed and no other persons. It is the intention of the parties hereto that this Agreement may not be enforced by a third party beneficiary or any similar basis.

31.
Arbitration. Any claim against Escrow Agent arising out of or relating to this Agreement shall be settled by arbitration in accordance with commercial rules of the American Arbitration Association (“AAA”). Arbitration proceedings conducted pursuant to this Section 31 shall be held in Houston, Texas.

This Agreement has been executed in counterparts by the parties hereto on the respective signature dates set forth below, but effective for all purposes as of the Effective Date.

IVANHOE ENERGY HOLDINGS INC.

Date: June 16, 2009	By:	“Gordon Lancaster”

		Name:	Gordon Lancaster
		Title:	President

SENECA SOUTH MIDWAY LLC

Date: June 16, 2009	By:	“Cindy D. Wilkinson”

		Name:	Cindy D. Wilkinson
		Title:	Treasurer

BANK OF AMERICA, NATIONAL ASSOCIATION

Date: June 16, 2009	By:	“Steven Cieslewicz”

		Name:	Steven Cieslewicz
		Title:	Vice President
Signature page to that certain Escrow Agreement dated June 16, 2009 by and between Seneca South Midway LLC, Ivanhoe Energy Holdings Inc. and Bank of America, National Association

EXHIBIT “A”
To Escrow Agreement dated June 16, 2009 by and between Seneca South Midway LLC, Ivanhoe Energy Holdings Inc. and Bank of America, National Association
Designation of Ivanhoe and Seneca Representatives
1.	Ivanhoe Designated Representative:
Corporate Secretary
Ivanhoe Energy Holdings Inc.
Suite 654, 999 Canada Place
Vancouver, Canada V6C 3E1
Telephone: (604) 688-8323
Facsimile: (604) 682-2060
2.	Seneca Designated Representative:
Treasurer
Seneca South Midway LLC
1201 Louisiana, Suite 400
Houston, Texas 77002
Telephone: (713) 654-2673
Facsimile: (713) 654-2669

EXHIBIT “B”
To Escrow Agreement dated June 16, 2009 by and between Seneca South Midway LLC, Ivanhoe Energy Holdings Inc. and Bank of America, National Association
ESCROW AGENT
SCHEDULE OF FEES

Acceptance Fee:	$	WAIVED	*
Annual Administration Fee:		$2,500.00	*
Wire Transfers		$20.00 each
Check Preparation and Mailing		$25.00 each
1099 Preparation and Reporting		$5.00 each ($250 annual minimum if any 1099 reports required for account	)
THE FIRST YEAR’S ANNUAL ADMINISTRATION FEE IN THE AMOUNT OF $2,500 IS DUE UPON EXECUTION OF THE ESCROW AGREEMENT.

*	Should the Escrow Account remain open for less than a full year after an initial twelve-month period, the Annual Administration Fee will be prorated on a six-month basis.

Any investment transaction not in a money market fund or a Bank of America Institutional Deposit Account will incur a $150.00 per transaction fee. The parties to the agreement understand and agree that the Escrow Agent may receive certain revenue on certain mutual fund investments. These revenues take one of two forms:

Shareholder Servicing Payments: Escrow Agent may receive Shareholder Servicing Payments as compensation for providing certain services for the benefit of the Money Market Fund Company. Shareholder Services typically provided by Bank of America include the maintenance of shareholder ownership records, distributing prospectuses and other shareholder information materials to investors and handling proxy-voting materials. Typically Shareholder Servicing payments are paid under a Money Market Fund’s 12b-1 distribution plan and impact the investment performance of the Fund by the amount of the fee. The shareholder servicing fee payable from any money market fund is detailed in the Fund’s prospectus that will be provided to you.

Revenue Sharing Payments: Escrow Agent may receive revenue sharing payments from a Money Market Fund Company. These payments represent a reallocation to Escrow Agent of a portion of the compensation payable to the fund company in connection with your account’s money market fund investment. Revenue Sharing payments constitute a form of fee sharing between the fund company and Escrow Agent and do not, as a general rule, result in any additional charge or expense in connection with a money market fund investment, are not paid under a 12b-1 plan, and do not impact the investment performance of the Fund. The amount of any revenue share, if any, payable to Escrow Agent with respect to your account’s investments is available upon request.

All out-of-pocket expenses will be billed at the Escrow Agent’s cost. Out-of-pocket expenses include, but are not limited to, professional services (e.g. legal or accounting), travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), and copying charges.

Schedule 1.02
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Excluded Assets
Licenses, Leases and Contracts

ADP	HR / Payroll Software
PROPHIX	Budget Forecasting Financial Software
OGSYS	Land and Accounting Database Software
BANKING	Check Scanning and Deposit Software
FIN TOOLS	Financial Reporting Software
DSS	Oil and Gas Production Tacking and Reporting Software
Petra	Geologic Mapping Software
Petra Seis	Seismic Mapping Software
LOGPLOT 7	Plotting and Digitizing Routine for Well Logs
NeuraScan	Well Log Scanning Software
HIS Software and Data	Geologic Data Purchase Contract
PI / Dwights West Coast / Alaska Well Data	Geologic Data Purchase Contract
PacSeis	PacSeis, Inc. Data Licence and Confidentiality Agreement PacSeis, Inc. Seismic Data Transfer & Exchange Agreement
Telephone and Cell Phone Contracts	AT&T, Verizon, Sprint, Stockdale Communication
Internet Service Provider	Kern Internet — Primary and Backup Internet Service Providers
Advanced Data Storage	Offsite Data Storage
Stockdale Tower Building Lease	Office Lease
Photocopier Machine Leases	Office Copier Lease
Independent Consultants Agreements	Rosalee Giardano Roger Narinian
Cash and cash equivalents in an amount equal to $2,381,000 [cash as of the Effective Time]
Accounts receivable from (i) Calpline Corporation in the aggregate amount of $17,000; and (ii) Nahebedian Exploration Group in the aggregate amount of $97,000.

Rights in and to the name “Ivanhoe”.

Schedule 5.03
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Capitalization
Authorized capital — 10,000 no par value common shares
Issued and outstanding shares — 10 shares

Schedule 5.04
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Preferential Rights to Purchase
None

Schedule 5.07(a)
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Undisclosed Liabilities — General
None

Schedule 5.07(b)
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Undisclosed Liabilities — Indebtedness
None

Schedule 5.09
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Legal Proceedings
None

Schedule 5.12
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Tax Matters
The Company has applied for and received and extension for the filing of its 2008 Tax Returns

Schedule 5.13
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Material Contracts
AERA EXPLORATION PROSPECTS
Aera/Diatom Exploration Agreement dated May 1, 1998
BELGIAN ANTICLINE
Aera/Ivanhoe JOA dated September 1, 2000
KNIGHTS LANDING PROSPECT
Ivanhoe/Nahabedian Exploration Group, LLC Seismic Data License Agreement dated May 11, 2006
NORTH SALT CREEK
Trio Petroleum, et al/Ivanhoe JOA dated April 1, 2004
Brea Oil/Ivanhoe Gas Purchase Agreement dated October 1, 2005
Plains Marketing, LP/Ivanhoe Crude Oil Contract dated April 10, 2006
NORTH YOWLUMNE
Ivanhoe/Nahabedian Exploration Group, LLC Purchase & Sale Agreement dated March 7, 2007 (carried 15% Working Interest)
SOUTH MIDWAY PROSPECT
Pacific Marketing & Transportation, LLC/Ivanhoe Lease Crude Oil Connection Agreement dated February 18, 2003
Southern California Gas Co./Ivanhoe Master Services Contract dated
April 30, 2003
Coral Energy Resources, LP (Shell) Gas Purchase Agreement dated May 1, 2003
Plains/Ivanhoe Oil Purchase Agreement dated June 1, 2004

Ballard Oil, Inc./Ivanhoe Master Gas Sales Agreement dated April 1, 2005
Hall/Ivanhoe Master Gas Sales Agreement dated November 1, 2005
West Kern Water District/Ivanhoe Water Purchase Agreement dated September 26, 2006
APACHE
Discovery Oil, et al/Ivanhoe JOA dated October 6, 2006
SPRABERRY
Discovery Oil, et al/Ivanhoe JOA dated May 11, 2000

Schedule 5.15(c)
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Benefit Plans
401(k) PLAN
•	100% MATCH STARTING IN 2006
•	EMPLOYEE MAY CONTRIBUTE MAXIMUM ALLOWED BY LAW PER YEAR
•	100% VESTING AFTER 2 YEARS OF SERVICE (1 YR OF SERVICE EQUALS 1,000 HRS)
•	ELIGIBLE TO ENROLL AT THE START OF THE 1ST QTR AFTER A 90 DAY WAIT PERIOD
MEDICAL INSURANCE (1)
•	BLUE CROSS OF CALIFORNIA PPO
•	EMPLOYEE COVERAGE $64/MO
•	EMPLOYEE + CHILDREN COVERAGE $86/MO
•	EMPLOYEE + SPOUSE COVERAGE $152/MO
•	EMPLOYEE + FAMILY COVERAGE $149/MO
•	EMPLOYEE SHARE OF PREMIUM DEDUCTIBLE ON A PRE TAX BASIS
VISION INSURANCE
•	VSP
•	NO COST FOR EMPLOYEE OR SPOUSAL COVERAGE
DENTAL INSURANCE
•	RELIANCE STANDARD
•	EMPLOYEE COVERAGE $6/MO
•	EMPLOYEE + CHILDREN COVERAGE $13/MO
•	EMPLOYEE + SPOUSE COVERAGE $13/MO
•	EMPLOYEE + FAMILY COVERAGE $21/MO
•	EMPLOYEE SHARE OF PREMIUM DEDUCTIBLE ON A PRE TAX BASIS
LONG TERM DISABILITY INSURANCE
•	RELIANCE STANDARD
•	60% OF FIRST $4,000 PLUS 50% OF NEXT $15,200 MONTHLY SALARY
•	MAXIMUM MONTHLY BENEFIT $10,000
•	NO COST TO EMPLOYEE
LIFE INSURANCE
•	RELIANCE STANDARD
•	TWO TIMES ANNUAL SALARY
•	NO COST TO EMPLOYEE

VOLUNTARY ACCIDENTAL DEATH & DISMEMBERMENT
•	RELIANCE STANDARD
•	TWO TIMES ANNUAL SALARY
•	NO COST TO EMPLOYEE

Schedule 5.19
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Insurance

Line of Coverage	Insurer	Layer	Limit	Deductible	Expires
Control of well	Lloyds	Primary	$3MM	$100M	3/31/2010
General liability	Ace American Ins. Co.	Primary	$2MM	$10M	3/31/2010
Excess liability	Ace Property and Casualty Ins. Co.	1st	$25MM	$25M	3/31/2010
Excess liability	Westchester Fire Ins. Co.	2nd	$25MM		3/31/2010
Auto liability (Hired and non-owned)	Ace American Ins. Co.	Primary	$1 MM		3/31/2010
Worker’s Comp	Travelers	Primary	Statutory		12/31/2009
Employer’s liability	Travelers	Primary	$1 MM		12/31/2009
Auto liability	Progressive	Primary	$1 MM		1/30/2010
Employee Benefits Liability	Ace American Ins. Co.	Primary	$1 MM	$1M	3/31/2010
Note:
M denotes USD $1,000

Schedule 10.02(a)(i)
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Certain Purchase Price Adjustments
Travel expenses not expected to exceed $50,000.

Schedule 11.02
Attached to and Made a Part of That Certain Stock Purchase Agreement By and Among Ivanhoe Energy Holdings Inc., as Seller, Ivanhoe Energy Inc., as Seller Parent, Seneca South Midway LLC, as Purchaser, And Seneca Resources Corporation, as Purchaser Parent, Effective as of January 1, 2009
Gas Imbalances
None